UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

David M. Churchill
President
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2012

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Tactical Bond Fund

Brown Advisory Equity Income Fund

Brown Advisory Winslow Sustainability Fund

Brown Advisory Tax Exempt Bond Fund

Brown Advisory Emerging Markets Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory, LLC, as of December 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2012. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, December 31, 2012	1
Schedule of Investments, December 31, 2012	3
Brown Advisory Value Equity Fund
A Message to our Shareholders, December 31, 2012	4
Schedule of Investments, December 31, 2012	6
Brown Advisory Flexible Value Fund
A Message to our Shareholders, December 31, 2012	7
Schedule of Investments, December 31, 2012	10
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, December 31, 2012	11
Schedule of Investments, December 31, 2012	13
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, December 31, 2012	14
Schedule of Investments, December 31, 2012	16
Brown Advisory Opportunity Fund
A Message to our Shareholders, December 31, 2012	17
Schedule of Investments, December 31, 2012	19
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, December 31, 2012	20
Schedule of Investments, December 31, 2012	21
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, December 31, 2012	27
Schedule of Investments, December 31, 2012	28
Brown Advisory Tactical Bond Fund
A Message to our Shareholders, December 31, 2012	31
Schedule of Investments, December 31, 2012	32
Brown Advisory Equity Income Fund
A Message to our Shareholders, December 31, 2012	33
Schedule of Investments, December 31, 2012	35
Brown Advisory Winslow Sustainability Fund
A Message to our Shareholders, December 31, 2012	36
Schedule of Investments, December 31, 2012	38
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, December 31, 2012	39
Schedule of Investments, December 31, 2012	40
Brown Advisory Emerging Markets Fund
A Message to our Shareholders, December 31, 2012	43
Schedule of Investments, December 31, 2012	44
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	63
Notes to Financial Statements	93
Additional Information	105

GLOSSARY OF TERMS

Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Capital Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

Barclays Capital U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted index which covers the universe of fixed-rate, non-investment grade debt.

Barclays Capital U.S. Corporate Investment Grade Index is composed of publicly issued U.S. dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

G-20 (more formally, the Group of Twenty Finance Ministers and Central Bank Governors) is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies, plus the European Union.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Morgan Stanley Capital Index, Europe, Australasia and Far East Index (“MCSI EAFE Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S.& Canada.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return on Capital is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

GLOSSARY OF TERMS

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

(This Page Intentionally Left Blank.)

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 6.57% in value. During the same period, the Russell 1000 Growth Index (the Index), the Fund’s benchmark, increased 4.71%.

For the six months ended December 31, 2012, stocks continued to meander higher, yet volatility remained elevated as markets had to contend with a host of economic and political events. The political landscape remained very much in flux even after the election, and concerns over the pace of the global economy weighed heavily on investor sentiment. Despite all of the noise, stock markets still managed to deliver positive returns, and with help from a number of technology stocks, the Fund outperformed its benchmark. Stock selection in technology was a big contributor; however, a few of the weaker performers also came from the tech sector. Energy has been a challenging space over the course of the last six months. A glut of natural gas has led to depressed wholesale prices. While lower prices are beneficial for the overall economy, for the first time in recent history, they have caused a decline in the number of operational rigs in North America. This has had a negative impact on energy stocks across the board and on oilfield service stocks in particular. Despite the fact that our oilfield service holdings have much less exposure to North American land operations than their peers, they underperformed nonetheless.  We remain confident that this is a short-term issue very similar to the 2010 Gulf disaster when all stocks in the sector were treated as equals despite having little exposure to the spill. We have taken advantage of this weakness to add to our energy holdings.

Cognizant Technology Solutions was our best performer as growth in business-process outsourcing remains robust across industries. Google, another strong performer, continues to grow its mobile and desktop presence in spite of the competitive environment. Citrix was the worst-performing stock in the portfolio over the last six months. Citrix is a leading provider of desktop virtualization services. The global environment for IT slowed somewhat last year, especially with respect to government expenditures. While Citrix continues to gain market share, its growth rate has decelerated a bit from the exceptional pace it has enjoyed over the last several years. Long term, we continue to view this market segment as very fast growing, and Citrix appears well positioned to take advantage of it. Mead Johnson Nutrition, one of our consumer stocks, was another underperformer. The company is a leading manufacturer of infant formula. Its Enfamil brand is very strong, not only in the U.S. but in developing regions of the world where birth rates are higher. Concern about the slowing Chinese industrial base impacted Mead Johnson’s share price; however, it has not translated to a significant decline in sales. Consumers are not willing to sacrifice quality when it comes to infant formula, and Enfamil is viewed as the premier brand when it comes to safety. Intuitive Surgical Inc. came under pressure in December after a negative report was issued about the company. The report brought no new information to light, appeared to use sensationalized language to make a misinformed case against the company’s Da Vinci robotic surgical system. The stock traded down as the market digested the report, but it has since rebounded as the fundamentals have actually improved.

Two new companies were introduced into the fund during the period and one was eliminated.  The new holding is Starbucks Corp., which was added in October. Starbucks is extending its globally recognized brand into new channels and categories such as packaged goods and non-coffee beverages.  It has also begun to expand its overseas presence, where it has just started to scratch the surface in terms of market penetration.  The other new addition was Ecolab Inc., a company that manufactures and markets industrial chemicals. These are primarily cleaning solutions for the restaurant, hospitality and health care industries. Ecolab’s business model involves building relationships with customers by helping them become more efficient and ultimately saving labor costs. This business has been stable but not exceptionally fast growing. We believe that recent acquisitions in the energy space will help boost its growth rate beyond the historical pattern as it incorporates them into its model. Given that our thesis for the purchase of Ecolab was partially related to the energy business, we decided to fund the purchase with another energy holding. Canadian Natural Resource’s business is tied more closely to commodity prices, which induces a higher degree of earnings variability. In the final analysis, we maintain a higher degree of confidence in Ecolab’s ability to execute its business model going forward then we have with Canadian Natural Resources. This swap has reduced our overweight to energy, but overall we did not significantly alter our sector positioning over the last six months.

The key to our long-term performance has been the dedication to the consistent application of our investment process. While the road in front of us will never be free from potholes, the only aspect that we have complete control over is the investment process—a process that has served us in the past navigating those roads littered with potholes. From our perspective, the road ahead is no different.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.8%

Consumer Discretionary — 9.6%
684,046	Coach, Inc.	37,971,393
335,697	Fossil, Inc.*	31,253,391
772,064	Starbucks Corp.	41,398,072
		110,622,856
Consumer Staples — 8.1%
298,208	Costco Wholesale Corp.	29,454,004
534,709	Estee Lauder Companies, Inc.	32,007,681
499,083	Mead Johnson Nutrition Co.	32,884,579
		94,346,264
Energy — 8.8%
284,314	Core Laboratories NV	31,078,363
801,870	FMC Technologies, Inc.*	34,344,092
534,399	Schlumberger, Ltd.	37,028,507
		102,450,962
Financials — 3.3%
2,680,609	Charles Schwab Corp.	38,493,545

Health Care — 14.5%
497,220	Covance, Inc.*	28,724,399
241,935	DaVita, Inc.*	26,741,076
930,638	Express Scripts, Inc.*	50,254,452
272,982	IDEXX Laboratories, Inc.*	25,332,730
75,289	Intuitive Surgical, Inc.*	36,919,467
		167,972,124
Industrials — 12.6%
675,508	Danaher Corp.	37,760,897
680,708	Fluor Corp.	39,984,788
302,415	Roper Industries, Inc.	33,713,224
370,228	Stericycle, Inc.*	34,531,166
		145,990,075
Information Technology — 37.8%
496,832	Accenture PLC	33,039,328
502,575	Amphenol Corp.	32,516,603
333,757	ANSYS, Inc.*	22,475,196
97,876	Apple, Inc.	52,170,844
343,459	Citrix Systems, Inc.*	22,582,429
532,536	Cognizant Technology Solutions Corp.*	39,434,291
1,210,450	Genpact Limited	18,761,975
77,540	Google, Inc.*	55,004,550
82,275	Mastercard, Inc.	40,420,062
731,341	National Instruments Corp.	18,875,911
949,654	NetApp, Inc.*	31,860,892
727,900	QUALCOMM, Inc.	45,144,358
152,469	Salesforce.com, Inc.*	25,630,039
		437,916,478
Materials — 2.1%
331,816	Ecolab, Inc.	23,857,570
Total Common Stocks (Cost $972,412,755)		1,121,649,874

Short-Term Investments — 3.2%

Money Market Funds — 3.2%
36,798,325	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	36,798,325
Total Short-Term Investments (Cost $36,798,325)		36,798,325
Total Investments — 100.0% (Cost $1,009,211,080)		1,158,448,199
Liabilities in Excess of Other Assets — 0.0%		(319,866)
NET ASSETS — 100.0%		$1,158,128,333

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	37.8%
Health Care	14.5%
Industrials	12.6%
Consumer Discretionary	9.6%
Energy	8.8%
Consumer Staples	8.1%
Financials	3.3%
Money Market Funds	3.2%
Materials	2.1%
Other Assets and Liabilities	0.0%
100.0%

*Non-income Producing
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Value Equity Fund Investor Shares (the “Fund”) increased 6.03% in value. During the same period, the Russell 1000 Value Index (the Index), the Fund’s benchmark, increased 8.13%.

We have maintained a consistent philosophy since the inception of the Large-Cap Value strategy. We have focused on building a portfolio of high-quality companies capable of strong free cash flow generation, with solid and well-understood business models and minimal leverage. We emphasize “margin of safety” in every single investment decision. We look to first minimize risk and seek to avoid any company with an estimated downside greater than 20%.  After determining a manageable downside, we focus on the ability of the company to make significant progress in its operating performance over the intermediate term.  We believe that this approach has and should continue to provide an opportunity to generate attractive risk-adjusted returns over time.

While we are disappointed with trailing our benchmark, we understand that it occurred not because we deviated from our quality-focused investment process, but because we adhered to it. In fact, our data shows that the portfolio’s relative earnings growth exceeded the benchmark.  This benefit did not translate into stock performance, as the portfolio’s valuation discount increased over the last six months. We believe that this process offers excellent prospects for long-term risk-adjusted returns, and we believe that the portfolio is well positioned.

For the six months ended December 31, 2012, our best-performing area was the industrials sector. Investor concerns about the world economy, domestic deficits and industry operating conditions faded as business improved. This provided the initial performance catalyst for a group of stocks with depressed valuations and expectations.

Our worst-performing sectors were consumer discretionary, information technology and materials. Our consumer discretionary performance was hurt by poor stock selection (Guess) and underweighting the strongest area of the overall market. Technology and materials were impacted by specific stocks that we continue to believe are significantly undervalued.

As of year’s end, we were overweight industrials and information technology stocks, and underweight consumer staples, telecommunications and utilities. This positioning reflects our general emphasis on sectors and companies that we believe offer a combination of attractive upside potential and compressed valuations.

From an individual stock perspective, leading contributors included Eaton Corporation PLC, Paccar Inc., Fluor Corp., M&T Bank Corp. and Novartis AG ADS. Performance detractors included Guess Inc., Microsoft Corp., E.I. DuPont de Nemours & Co., Dell Inc. and Occidental Petroleum Corp.

During the six months, we initiated positions in Abercrombie & Fitch Co. Cl A, Charles Schwab Corp., Check Point Software Technologies Ltd., Hartford Financial Services Group Inc., Regions Financial Corp. and SunTrust Banks Inc.

We eliminated positions in BMC Software Inc., Chubb Corp., Illinois Tool Works Inc., Lowe’s Cos., PepsiCo Inc. and Southwestern Energy Co.

In our view, our emphasis on quality and “margin of safety” has resulted in a portfolio that we believe to be in a strong position. We believe newly added financial companies as well as long-term technology holdings are poised for significant performance with even a moderate uptick in economic conditions. While our approach has not produced compelling results in the short term, we believe that our focus on business value and quality should enable us to achieve our long-term absolute and relative performance goals.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

Brown Advisory Value Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.5%

Consumer Discretionary — 4.6%
42,120	Abercrombie & Fitch Co.	2,020,496
106,905	Guess?, Inc.	2,623,449
29,560	Tiffany & Co.	1,694,971
		6,338,916
Consumer Staples — 0.9%
11,231	Diageo PLC	1,309,310

Energy — 14.0%
30,593	Carbo Ceramics, Inc.	2,396,656
52,960	Cimarex Energy Co.	3,057,381
51,480	National Oilwell Varco, Inc.	3,518,658
63,550	Occidental Petroleum Corp.	4,868,565
79,070	Schlumberger, Ltd.	5,478,760
		19,320,020
Financials — 23.3%
35,470	ACE Limited	2,830,506
165,035	Charles Schwab Corp.	2,369,903
149,270	Hartford Financial Services Group, Inc.	3,349,619
38,425	M&T Bank Corp.	3,783,710
137,349	Metlife, Inc.	4,524,276
78,085	Northern Trust Corp.	3,916,744
39,007	PNC Financial Services Group, Inc.	2,274,498
63,550	Prudential Financial, Inc.	3,389,121
417,020	Regions Financial Corp.	2,969,182
93,600	SunTrust Banks, Inc.	2,653,560
		32,061,119
Health Care — 9.5%
59,855	Johnson & Johnson	4,195,836
78,825	Merck & Co., Inc.	3,227,095
89,415	Novartis AG	5,659,969
		13,082,900
Industrials — 15.9%
27,095	3M Co.	2,515,771
97,050	Eaton Corp PLC	5,260,110
64,535	Emerson Electric Co.	3,417,774
81,779	Fluor Corp.	4,803,698
130,550	PACCAR, Inc.	5,902,165
		21,899,518
Information Technology — 23.5%
8,621	Apple, Inc.	4,595,252
52,960	CA, Inc.	1,164,061
47,540	Check Point Software Technologies Ltd.*	2,264,806
152,225	Dell, Inc.	1,542,039
26,059	Harris Corp.	1,275,849
120,205	Microchip Technology, Inc.	3,917,481
181,045	Microsoft Corp.	4,839,333
114,045	NetApp, Inc.*	3,826,210
136,955	Oracle Corp.	4,563,340
71,925	QUALCOMM, Inc.	4,460,788
		32,449,159
Materials — 4.8%
85,965	E.I. du Pont de Nemours & Co.	3,865,846
79,070	Freeport-McMoRan Copper & Gold, Inc.	2,704,194
		6,570,040
Total Common Stocks (Cost $119,527,661)		133,030,982

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
3,515,818	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	3,515,818
Total Short-Term Investments (Cost $3,515,818)		3,515,818
Total Investments — 99.1% (Cost $123,043,479)		136,546,800
Other Assets in Excess of Liabilities — 0.9%		1,243,688
NET ASSETS — 100.0%		$137,790,488

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	23.5%
Financials	23.3%
Industrials	15.9%
Energy	14.0%
Health Care	9.5%
Materials	4.8%
Consumer Discretionary	4.6%
Money Market Funds	2.6%
Consumer Staples	0.9%
Other Assets and Liabilities	0.9%
100.0%

*Non-Income Producing
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Flexible Value Fund Investor Shares (the “Fund”) increased 9.34% in value. The S&P 500 (the Index), the Fund’s benchmark, increased 5.95% in the same period. The Fund outperformed the S&P 500 for the 12-month period, with a return of 18.12% versus the benchmark return of 16.00%. The three- and five-year annualized returns of 10.86% and 2.85% compare favorably to the benchmark returns of 10.87% and 1.66% for the same periods, respectively. Since inception on November 30, 2006, the Fund has returned 1.38% versus the benchmark return of 2.49%. We remain confident about the prospects for the portfolio holdings.

The Fund’s Investor Share Class annual operating gross expense ratio is 1.10%.

Performance data quoted represents past performance and is no guarantee of future results. Performance for periods greater than one year is annualized. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee. Performance data quoted does not reflect the redemption or exchange fee. If reflected, total returns would be reduced. For the most recent month end performance, please call 1-800-540-6807.

Markets rebounded nicely in the third quarter, followed by a modest decline in the fourth. The Fund posted good gains in both quarters. While the macro concerns lingered, the markets responded according to investors’ attitudes regarding a resolution of the issues—falling when investors feared poor outcomes and rebounding when the worst was avoided. Confirmation of continued easing monetary policies, signs of progress in addressing the Eurocentric issues and averting the U.S. “fiscal cliff” contributed to positive sentiment most recently. We expect volatility in markets based on recurring threats to investor confidence. These threats include sluggish economic growth, political uncertainty, government budget issues, debt overhangs and questions about the Euro, all playing on the attitudes of an investing public still scarred by the financial crisis.

The list of macro concerns or threats does not deter us from looking for good investments.  Rather, these concerns are important factors in creating equity prices that are attractive based on the relationship of price to our estimate of value. Widespread predictions and fears of doom in the markets (worries about the fiscal cliff, for example) often signal that a renewal of progress is about to begin. This happens because anything that is widely in the news and hence on investors’ minds is more likely than not already reflected in share prices. The timing is uncertain and the gauge is subjective, but the maximum point of pessimism has generally tended to produce the lowest prices. The opposite is also true. The general valuation for U.S. large-cap stocks appears reasonable, with the S&P 500 valued at about 14X estimated earnings for 2013, in line with long-run historical averages.

Among the biggest contributors to the Fund’s results in the six-month period were the Fund’s largest holdings, Google, the leader in Internet search and advertising; and MasterCard , the credit-card transaction processor. Other top performers included CarMax, the leading used car retailer; Owens Corning, a building-materials manufacturer; and General Motors, an automobile company. Contribution includes the effect of the weighting within the portfolio as well as the price change.

The most significant detractors to the Fund’s performance were Microsoft, a software technology company; Occidental Petroleum, an integrated oil producer; Express Scripts Holding Co., a pharmacy benefits manager; Apple Inc., a leader in personal computing and communications devices; and WellPoint Inc., a managed care provider.

During the period, we added to each of these holdings, as they offered good value. Apple’s valuation is modest on the current earnings rate, but our respect for the power of competition to pressure margins keeps us from a high weighting in the stock. We added to our position in WellPoint upon the CEO’s resignation and the expectation that new management will achieve better results. We believe that the stock is a very good value due to its investments for the future and the market’s low expectations. Of note are WellPoint’s high free cash flow generation, low price-to-earnings ratio and ongoing large share repurchases.

We initiated a new position in Regions Financial Corp. We believe Regions is currently valued at a discount to its tangible and stated book values and at a P/E discount to other regional banks. We believe that its capital position is strong, and we feel the company has the potential to return more capital to shareholders via an increased dividend and/or share repurchase.

New holdings Kraft Foods Group and Mondelez are the result of the separation of Kraft, a holding in the Fund. We believe that the separation will enhance the aggregate value of Kraft’s businesses, as management teams at Kraft Foods (North American business) and Mondelez (global portfolio of leading chocolate, candy, gum and coffee brands) will be able to focus more deeply on their respective business portfolios.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2012

Goldman Sachs was eliminated from the portfolio. For some time, our view of the firm’s prospects had dimmed based on the increased capital requirements to which the banking industry is being held, and the stock’s moderate price recovery during the quarter offered what we saw as a reasonable exit point. We also eliminated the shares of Millicom, an international cellular phone service provider, due to slowing revenue growth, increased competition and a decline in profitability.

We’ll skip the attempt to forecast the investment markets so frequent at this time of year with the turning of the calendar. Rather, we’ll stick to Warren Buffet’s calendar-independent advice that doing sensible things in investments should provide an opportunity to beat most indices over a long period of time. In our approach, sensible means thinking independently, not getting carried away with any one idea, analyzing long-term fundamentals, acting primarily on the basis of price in relation to value, and allowing for uncertainty in judgments. At the big-picture level, sensible today suggests caution about the level of interest rates, which remain near 50-year lows. We believe that the potential impact of higher interest rates is less reflected in the prices of long-term bonds than in the prices of stocks today.  We believe the prospects of stocks are much better than bonds.

At the portfolio level, sensible suggests continuing to look closely at individual opportunities and to keep a reasonable economic balance across those selected. The ideal investment we are looking for is a business with great economics, strong competitive position, management that owns a lot of stock and doesn’t over-reach in compensation, sensible capital allocation and an opportunity to reinvest, and importantly, a price that doesn’t reflect these wonderful attributes.  Alternatively, if presented with a bargain price, we will invest in a business that is almost none of these but which can become so due to a change in circumstances that could be rewarded by the market. Short-term investor perceptions, temporary business difficulties, unrecognized changes for the better and misunderstood valuation are chief explanations for low prices in relation to value.

We look for bargains among long-term attractive businesses that often arise due to short-term investor perceptions, temporary business difficulties or unrecognized changes for the better. We seek to produce attractive percentage returns and outperform market benchmarks while being conscious of the risks undertaken in doing so. We are optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Value Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Flexible Value Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.0%

Consumer Discretionary — 15.4%
29,608	Aaron's, Inc.	837,314
1,038	Advance Auto Parts, Inc.	75,099
26,494	CarMax, Inc.*	994,585
23,596	General Motors Co.*	680,273
30,727	Lowe's Companies, Inc.	1,091,423
12,397	Time Warner Cable, Inc.	1,204,865
19,389	TJX Companies, Inc.	823,063
29,932	Walt Disney Co.	1,490,314
		7,196,936
Consumer Staples — 3.9%
7,845	Kraft Foods Group, Inc.*	356,712
32,592	Mondelez International, Inc.	830,118
9,492	PepsiCo, Inc.	649,538
		1,836,368
Energy — 12.3%
47,714	Kinder Morgan, Inc.	1,685,735
18,098	Occidental Petroleum Corp.	1,386,488
27,785	Southwestern Energy Co.*	928,297
16,677	Total S.A. ADR	867,371
20,904	World Fuel Services Corp.	860,618
		5,728,509
Financials — 18.5%
11,970	American Express Co.	688,036
39,835	Bank of America Corp.	462,086
22,132	Berkshire Hathaway, Inc.*	1,985,240
19,169	CME Group, Inc.	972,060
7,852	Franklin Resources, Inc.	986,996
83,879	Regions Financial Corp.	597,219
6,278	RenaissanceRe Holdings Ltd.	510,150
10,261	T. Rowe Price Group, Inc.	668,299
52,582	Wells Fargo Co.	1,797,253
		8,667,339
Health Care — 9.6%
26,714	Express Scripts, Inc.*	1,442,556
7,951	Johnson & Johnson	557,365
18,360	Merck & Co., Inc.	751,658
25,712	Pfizer, Inc.	644,857
17,590	Wellpoint, Inc.	1,071,583
		4,468,019
Industrials — 11.2%
18,717	Canadian National Railway Co.	1,703,434
6,869	Canadian Pacific Railway Ltd.	698,028
35,480	Owens Corning*	1,312,405
13,728	PACCAR, Inc.	620,643
11,144	United Technologies Corp.	913,919
		5,248,429
Information Technology — 22.4%
15,683	Accenture PLC	1,042,920
1,769	Apple, Inc.	942,930
3,301	Google, Inc.*	2,341,630
3,171	International Business Machines Corp.	607,405
4,878	Mastercard, Inc.	2,396,464
46,011	Microsoft Corp.	1,229,874
14,846	QUALCOMM, Inc.	920,749
6,455	Visa, Inc.	978,449
		10,460,421
Telecommunication Services — 1.7%
11,239	Crown Castle International Corp.*	811,006
Total Common Stocks (Cost $34,552,843)		44,417,027

Warrants — 0.5%
34,500	Kinder Morgan, Inc.*	130,410
12,000	Wells Fargo Co.*	120,000
Total Warrants (Cost $172,575)		250,410

Short-Term Investments — 2.3%

Money Market Funds — 2.3%
1,079,045	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	1,079,045
Total Short-Term Investments (Cost $1,079,045)		1,079,045
Total Investments — 97.8% (Cost $35,804,463)		45,746,482
Other Assets in Excess of Liabilities — 2.2%		1,021,074
NET ASSETS — 100.0%		$46,767,556

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	22.4%
Financials	18.5%
Consumer Discretionary	15.4%
Energy	12.3%
Industrials	11.2%
Health Care	9.6%
Consumer Staples	3.9%
Money Market Funds	2.3%
Telecommunication Services	1.7%
Warrants	0.5%
Other Assets and Liabilities	2.2%
100.0%

ADR — American Depositary Receipt
*Non-Income Producing
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) increased 6.69% in value. During the same period, the Russell 2000 Growth Index (the Index), the Fund’s benchmark, increased approximately 5.31%. These positive returns were generated in fits and starts as the market vacillated between greed and fear due to substantial global economic and political uncertainty.

For the six months ended December 31, 2012, stock prices spiked higher in the later stages of the period due to a temporary resolution of the “fiscal cliff” that seemed to plague markets throughout the year. Although this measure was temporary, it at least demonstrated the potential for politicians in Washington to compromise, albeit on a limited and not grand scale. Fortunately, our individual stock picks enabled the Fund to post strong absolute and relative results despite our sector positioning largely being a headwind. We were meaningfully underweight financials, which was the best-performing major sector of the benchmark. We were substantially overweight technology, which was the poorest-performing major sector of the benchmark.  Health care was the standout, however. The Fund generated nearly a 4% gain in the area compared to the over 4% decline of the benchmark sector. This 800 basis-point spread drove 189 basis points of positive contribution in the sector. Since nearly 85% of the Fund’s performance was generated via stock selection, let’s touch on a couple highlights and lowlights.

From an individual stock perspective, mergers and acquisitions played a key role, once again and particularly in health care. PSS World Medical, a long-time holding, and Amerigroup Corp, a recent addition in the beginning of 2012, both rose nearly 40% during the period on strategic take-overs. PSS World Medical was acquired by McKesson. Amerigroup was acquired by Wellpoint. In each case, these strategic buyers were responding to muted growth dynamics in their end markets, attempting to catalyze improved financial results via M&A. On the negative side of the ledger, Pegasystems and Informatica, two long-time software holdings, saw weakness in their European end markets, causing them to miss their sales targets and sending the stocks lower. The good news is that we considered the weakness in both names and others that performed poorly during the period as an opportunity to build modestly larger positions at more favorable prices.

Lastly, the Fund was fairly active over the prior six months. The majority of this activity was a response to having five companies eliminated from the portfolio due to M&A. These were not only long-term holdings, but substantial holdings, forcing us to find adequate business model replacements at attractive prices. This largely explains the eight companies added.

The Fund is focused on generating strong risk-adjusted returns through individual, bottom-up stock selection. The results of our process were evident during the trailing six months, as stock selection enabled solid absolute and relative results despite a portfolio structure that, in our view, was more conservative than the benchmark.  Happy New Year and we look forward to updating you on our progress in six-months time.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.7%

Consumer Discretionary — 12.1%
129,508	Ann, Inc.*	4,382,551
70,370	Ascent Capital Group, Inc.*	4,358,718
118,340	Harman International Industries, Inc.	5,282,698
206,068	HomeAway, Inc.*	4,533,496
98,248	Monro Muffler Brake, Inc.	3,435,732
269,895	SHFL entertainment, Inc.*	3,913,477
61,364	Vitamin Shoppe, Inc.*	3,519,839
		29,426,511
Consumer Staples — 1.8%
57,067	PriceSmart, Inc.	4,397,012

Energy — 2.7%
157,732	World Fuel Services Corp.	6,493,826

Health Care — 21.0%
147,295	Catamaran Corp.*	6,939,067
110,386	Covance, Inc.*	6,376,999
132,302	Endologix, Inc.*	1,883,981
63,876	Henry Schein, Inc.*	5,139,463
200,369	HMS Holdings Corp.*	5,193,565
40,041	IDEXX Laboratories, Inc.*	3,715,805
220,596	Incyte Corp.*	3,664,100
210,238	Masimo Corp.*	4,417,100
283,914	PSS World Medical, Inc.*	8,199,436
102,511	Seattle Genetics, Inc.*	2,378,255
135,835	Volcano Corporation*	3,207,064
		51,114,835
Industrials — 23.3%
45,349	Acuity Brands, Inc.	3,071,488
29,343	Advisory Board Company*	1,372,959
66,763	Corporate Executive Board Co.	3,168,572
48,515	HEICO Corp.	2,171,531
113,950	Hexcel Corp.*	3,072,092
95,960	IDEX Corp.	4,465,019
387,620	Knight Transportation, Inc.	5,670,881
81,759	Landstar System, Inc.	4,289,077
190,673	Quanex Building Products Corp.	3,891,636
189,605	Roadrunner Transportation
	Services Holdings, Inc.*	3,439,435
109,800	United Rentals, Inc.*	4,998,096
342,080	UTi Worldwide, Inc.	4,583,872
38,695	Valmont Industries, Inc.	5,283,802
213,291	Waste Connections, Inc.	7,207,103
		56,685,563
Information Technology — 33.2%
140,568	Acme Packet, Inc.*	3,109,364
442,036	Applied Micro Circuits Corp.*	3,713,102
230,181	Broadridge Financial Solutions, Inc.	5,266,541
61,867	Broadsoft, Inc.*	2,247,628
68,635	Cavium, Inc.*	2,142,098
66,639	CommVault Systems, Inc.*	4,645,405
34,441	Concur Technologies, Inc.*	2,325,456
104,209	CoreLogic, Inc.*	2,805,306
58,068	CoStar Group, Inc.*	5,189,537
199,869	ExactTarget, Inc.*	3,997,380
305,247	EXFO, Inc.*†	1,602,547
276,616	Genpact Limited	4,287,548
107,348	Global Payments, Inc.	4,862,864
127,658	Informatica Corp.*	3,870,591
214,428	Interactive Intelligence Group, Inc.*	7,191,915
87,964	MAXIMUS, Inc.	5,561,084
232,645	Mercury Computer Systems, Inc.*	2,140,334
151,371	Microsemi Corp.*	3,184,846
201,733	Pegasystems, Inc.	4,575,305
263,303	Sapient Corp.*	2,780,480
39,311	Ultimate Software Group, Inc.*	3,711,352
85,917	Volterra Semiconductor Corp.*	1,475,195
		80,685,878
Materials — 1.6%
76,651	Rockwood Holdings, Inc.	3,791,159
Total Common Stocks (Cost $189,430,361)		232,594,784

Private Placements — 0.8%
15,000	Greenspring Global Partners IV-B, L.P.*^†	1,833,109
24,769	Greenspring Global Partners V-B, L.P.*˜†	24,769
Total Private Placements (Cost $1,403,888)		1,857,878

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
9,286,347	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	9,286,347
Total Short-Term Investments (Cost $9,286,347)		9,286,347
Total Investments — 100.3% (Cost $200,120,596)		243,739,009
Liabilities in Excess of Other Assets — (0.3)%		(723,884)
NET ASSETS — 100.0%		$243,015,125

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	33.2%
Industrials	23.3%
Health Care	21.0%
Consumer Discretionary	12.1%
Money Market Funds	3.8%
Energy	2.7%
Consumer Staples	1.8%
Materials	1.6%
Private Placements	0.8%
Other Assets and Liabilities	(0.3)%
100.0%

*	Non-Income Producing
^
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to December 2012 as part of a $2,000,000 capital commitment.  At December 2012, $1,500,000 of the capital commitment has been fulfilled by the Fund.

˜
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to December 2012 as part of a $100,000 capital commitment.  At December 2012, $24,769 of the capital commitment has been fulfilled by the Fund.

†	All or a portion of this security is considered illiquid. At December 31, 2012, the total market value of securities considered illiquid was $3,059,789 or 1.3% of net assets.
#	Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 12.48% in value. During the same period, the Russell 2000 Value Index (the Index), the Fund’s benchmark, increased 9.07%.

The biggest contributor to the Fund’s outperformance during the six-month period was stock selection in the technology and health care sectors. Both technology and health care underperformed the Index during the six months, with returns of 4% and 2%, respectively. However, individual security selection in both cases led to a 16% return in technology and a 33% return in health care for the Fund over the same time period. The largest detractors of performance were in the materials and telecom sectors. The materials sector was the best-performing sector by a significant margin during the six month period, with returns of 23%. No other sector during the same period had a return greater than 15%. The Fund’s overall underweight and focus on less cyclically sensitive companies within materials was a drag on performance over the six months. The Fund’s underperformance in the telecom sector was due to stock selection that is discussed in further detail below.

EchoStar Corp. was the Fund’s largest position and correspondingly the largest contributor to performance. EchoStar benefited from the successful deployment of a satellite that provides broadband Internet to homes not serviced by cable or DSL. It has built and launched the satellite while still generating significant free cash flow from the contractual revenue streams associated with 12 other satellites in orbit serving the direct-to-home TV markets in the U.S. and Latin America. TriMas Corp  is another top-five holding that was a significant contributor to performance over the six months. TriMas is a diversified industrial company with five core business units that has consistently improved operational performance.

The largest detractor from performance was Boingo Wireless Inc.. Boingo has a network of WIFI hotspots throughout the world (Heathrow Airport, Soldier Field in Chicago, etc.) and sells WIFI access on a subscription basis to consumers. It has utilized its network to build a growing wholesale business with large telecom companies. The telecom companies use the network to handle the significant data demands placed on their network with the explosion of smart phones and devices. The company issued disappointing guidance for the back half of 2012, and the stock sold off. We perceived this as an over-reaction to short-term news and added to our position.

The Fund added six new names over the course of the six-month period. Sizable additions include Susser Holdings Corp and Denny’s Corp. Susser Holdings is a unique combination of two businesses. The company operates one of the largest convenience store chains in Texas and the Southwest, and it distributes gasoline to both its own stores as well as independents. In June, Susser Holdings filed for an IPO of its fuel distribution business (to be named Susser Petroleum Partners) in a master limited partnership (MLP) structure. Based on our view of the value of the fuel distribution business, we believed that the effective value of Susser Holdings on a post-IPO basis was closer to 5x EBITDA, an attractive valuation. Denny’s is a value-oriented family-style restaurant. Nearly 90% of the Denny’s restaurants are franchise operations that generate stable revenues for the public company.  We are attracted to the absolute valuation (especially for a franchise revenue stream) and the high free cash flow yield (approximately 12%).

In addition to sales of specific names in which the initial investment thesis had altered or better investment opportunities arose, the Fund exited two positions that were acquired, and one that was rumored to be acquired. Knology Inc. agreed to be acquired by a private equity firm in the first half of 2012, and the deal closed early in the six-month period. In another, WellPoint Inc., a strategic buyer acquired AMERIGROUP Corp for a significant premium in an all-cash transaction. Lastly, the Fund exited its position in Gardner Denver Inc. after the shares had risen 25% for the quarter in response to the company’s announcement that it had hired financial advisors to explore strategic alternatives. Our analysis was that after the run-up, the price exceeded where a buyer would logically purchase the company, and we sold our position.

The Fund has remained consistent in its approach to investments. The Fund seeks to invest in companies that generate significant amounts of sustainable free cash flow and have management teams that allocate that cash flow in a manner that should build shareholder value. The Fund is focused on acquiring these companies during times when the market is inefficiently valuing the cash flow generation of the assets. We believe that these valuation gaps provide a “margin of safety” and have the potential to generate additional returns.

Sincerely,

David Schuster
Portfolio Manager

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.4%

Consumer Discretionary — 13.8%
110,151	Ascent Capital Group, Inc.*	6,822,753
101,629	Cato Corp.	2,787,684
165,537	Core-Mark Holding Co., Inc.*	7,838,177
766,544	Denny's Corp.*	3,740,735
183,104	GameStop Corp.*	4,594,079
44,370	Liberty Media Corp.*	5,147,364
111,705	Maidenform Brands, Inc.*	2,177,130
		33,107,922
Consumer Staples — 4.3%
47,504	Casey's General Stores, Inc.	2,522,462
223,818	Susser Holdings Corp.*	7,719,483
		10,241,945
Energy — 7.3%
169,976	Gulf Island Fabrication, Inc.	4,084,523
304,887	RigNet, Inc.*	6,228,842
59,250	Susser Petroleum Partners LP*	1,490,730
135,371	World Fuel Services Corp.	5,573,224
		17,377,319
Financials — 26.3%
333,676	American Equity Investment Life Holding Co.	4,074,184
100,996	Assurant, Inc.	3,504,561
843,260	CapitalSource, Inc.	6,391,911
272,872	Capitol Federal Financial, Inc.	3,189,874
300,933	CYS Investments, Inc.	3,554,019
799,212	GFI Group, Inc.	2,589,447
109,978	Kemper Corp.	3,244,351
565,725	Maiden Holdings Ltd.	5,199,013
770,709	MFA Financial, Inc.	6,250,450
279,371	OceanFirst Financial Corp.	3,841,351
221,404	Oritani Financial Corp.	3,391,909
125,047	Pacific Premier Bancorp, Inc.*	1,280,481
369,214	PHH Corp.*	8,399,618
170,072	Renasant Corp.	3,255,178
958,928	Synovus Financial Corp.	2,349,374
237,269	TFS Financial Corp.*	2,282,528
		62,798,249
Health Care — 5.1%
163,240	Air Methods Corp.	6,021,924
218,240	PSS World Medical, Inc.*	6,302,771
		12,324,695
Industrials — 11.6%
204,019	Actuant Corp.	5,694,170
71,917	Brady Corp.	2,402,028
182,701	DigitalGlobe, Inc.*	4,465,212
242,593	Fly Leasing Ltd.	2,988,746
147,002	Thermon Group Holdings, Inc.*	3,311,955
318,706	TriMas Corp.*	8,911,020
		27,773,131
Information Technology — 20.7%
318,418	Broadridge Financial Solutions, Inc.	7,285,404
287,440	CoreLogic, Inc.*	7,737,885
65,365	DST Systems, Inc.	3,961,119
328,206	Echostar Corp.*	11,231,209
107,099	MAXIMUS, Inc.	6,770,799
155,178	Measurement Specialties, Inc.*	5,331,916
197,787	Total System Services, Inc.	4,236,597
232,486	Vishay Precision Group, Inc.*	3,073,465
		49,628,394
Materials — 2.1%
218,377	KMG Chemicals, Inc.	3,836,884
47,504	Kraton Performance Polymers, Inc.*	1,141,521
		4,978,405
Telecommunication Services — 2.2%
353,688	Boingo Wireless, Inc.*	2,670,344
640,636	Orbcomm, Inc.*	2,511,293
		5,181,637
Total Common Stocks (Cost $188,895,881)		223,411,697

Real Estate Investment Trusts — 2.0%
34,728	Agree Realty Corp.	930,363
166,195	Starwood Property Trust, Inc.	3,815,838
		4,746,201
Total Real Estate Investment Trusts (Cost $3,933,062)		4,746,201

Short-Term Investments — 7.1%

Money Market Funds — 7.1%
17,030,813	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	17,030,813
Total Short-Term Investments (Cost $17,030,813)		17,030,813
Total Investments — 102.5% (Cost $209,859,756)		245,188,711
Liabilities in Excess of Other Assets — (2.5)%		(6,039,245)
NET ASSETS — 100.0%		$239,149,466

PORTFOLIO HOLDINGS
% of Net Assets

Financials	26.3%
Information Technology	20.7%
Consumer Discretionary	13.8%
Industrials	11.6%
Energy	7.3%
Money Market Funds	7.1%
Health Care	5.1%
Consumer Staples	4.3%
Telecommunication Services	2.2%
Materials	2.1%
Real Estate Investment Trusts	2.0%
Other Assets and Liabilities	(2.5)%
100.0%

*Non-Income Producing
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Opportunity Fund (the “Fund”) increased 6.88% in value. During the same period, the Russell 3000 Index (the Index), the Fund’s benchmark, increased 6.49%.

For the six months ended December 31, 2012, equity prices continued to climb higher; in light of the political and macroeconomic backdrop, this was a bit of a surprise. The initial run-up continued into early October, when a mild correction took hold and lasted until just after the election. Stock markets then resumed their climb up the “wall of worry” until year-end.  Consumer and financial stocks were the biggest drivers in the second half of the year. The fund outperformed its benchmark by a slim margin, primarily driven by strong stock selection in the technology and industrials sectors. Some of our best- and worst-performing stocks came from the technology sector.

From an individual stock perspective, our best performer was Gardner Denver Inc. The stock recovered from losses sustained in the first half of the year after the company announced that it was seeking a potential sale. Visa Inc. and MasterCard Inc. were two of our top performers.  These companies are payment-processing firms, and despite the headwinds facing consumer spending, they delivered better-than-expected results. The ongoing migration from paper to electronic transactions has had a positive impact on the business fundamentals in the industry.  Citrix Systems Inc. and Pegasystems are two technology stocks that struggled as enterprise IT spending slowed last year. Both of these companies are market leaders in fast-growing market segments; as such, we view this weakness as temporary. Mead Johnson nutrition was another underperforming stock. The company is a leading manufacturer of the infant formula Enfamil.  Concern about the slowing Chinese economy has negatively impacted the stock price; however, it has not translated to a significant decline in Chinese sales. Consumers are not willing to sacrifice quality when it comes to infant formula, and Enfamil is viewed as the safest brand on the market.

Incyte Corp. was a new addition to the fund this period. The biotechnology company recently received approval for a myelofibrosis drug called Jakafi. The drug fills an unmet medical need, and currently the marketplace offers little competition. We also added Heico Corp., which is an aerospace parts supplier with an attractive core franchise and solid long-term growth potential. Two stocks were sold out of the portfolio during the period, ACE Ltd. and CARBO Ceramics Inc., as we lost confidence in their business fundamentals.

Going forward, the environment for new ideas has not changed, and we continue to focus on attractive investment opportunities that meet our stringent due-diligence process.

Sincerely,

Maneesh Bajaj CFA
Portfolio Manager

Eric S. Gordon, CFA
Portfolio Manager

Paul Li, Ph.D., CFA
Portfolio Manager

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 98.9%

Consumer Discretionary — 16.8%
2,846	Coach, Inc.	157,982
1,877	Fossil, Inc.*	174,749
6,767	Guess?, Inc.	166,062
5,075	HomeAway, Inc.*	111,650
3,964	Lowe's Companies, Inc.	140,801
4,638	Monro Muffler Brake, Inc.	162,191
7,662	Pandora Media, Inc.*	70,337
8,907	SHFL entertainment, Inc.*	129,151
2,736	Starbucks Corp.	146,704
2,173	Tiffany & Co.	124,600
		1,384,227
Consumer Staples — 5.8%
650	Diageo PLC	75,777
2,532	Estee Lauder Companies, Inc.	151,566
1,702	Mead Johnson Nutrition Co.	112,145
1,750	PriceSmart, Inc.	134,837
		474,325
Energy — 12.7%
2,992	Canadian Natural Resources, Ltd.	86,379
1,366	Core Laboratories NV	149,317
4,877	FMC Technologies, Inc.*	208,882
1,090	National Oilwell Varco, Inc.	74,502
1,418	Occidental Petroleum Corp.	108,633
2,925	Schlumberger, Ltd.	202,673
3,174	Southwestern Energy Co.*	106,043
2,552	World Fuel Services Corp.	105,066
		1,041,495
Financials — 6.3%
1,643	M&T Bank Corp.	161,786
4,352	Metlife, Inc.	143,355
1,372	RenaissanceRe Holdings Ltd.	111,489
2,833	Wells Fargo Co.	96,832
		513,462
Health Care — 10.0%
1,127	athenahealth, Inc.*	82,778
3,988	Covance, Inc.*	230,387
1,524	DaVita, Inc.*	168,448
3,292	Express Scripts, Inc.*	177,768
4,601	Incyte Corp.*	76,423
4,253	Masimo Corp.*	89,355
		825,159
Industrials — 15.3%
2,320	Danaher Corp.	129,688
2,678	Eaton Corp PLC	145,148
2,969	Fluor Corp.	174,399
3,288	Gardner Denver, Inc.	225,228
1,068	HEICO Corp.	47,804
6,985	Knight Transportation, Inc.	102,191
3,794	Sensata Technologies Holding NV*	123,229
1,595	Stericycle, Inc.*	148,766
3,462	United Rentals, Inc.*	157,590
		1,254,043
Information Technology — 29.3%
576	Apple, Inc.	307,025
19,625	Applied Micro Circuits Corp.*	164,850
1,136	Citrix Systems, Inc.*	74,692
2,368	Cognizant Technology Solutions Corp.*	175,351
5,645	CoreLogic, Inc.*	151,963
745	Mastercard, Inc.	366,004
3,466	Microsemi Corp.*	72,925
3,577	National Instruments Corp.	92,322
2,525	NetApp, Inc.*	84,714
4,931	Pegasystems, Inc.	111,835
4,409	QUALCOMM, Inc.	273,446
843	Salesforce.com, Inc.*	141,708
6,151	Sapient Corp.*	64,955
1,847	Visa, Inc.	279,968
2,736	Volterra Semiconductor Corp.*	46,977
		2,408,735
Materials — 2.7%
3,806	Freeport-McMoRan Copper & Gold, Inc.	130,165
1,812	Rockwood Holdings, Inc.	89,621
		219,786
Total Common Stocks (Cost $6,886,787)		8,121,232

Short-Term Investments — 1.2%

Money Market Funds — 1.2%
100,055	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	100,055
Total Short-Term Investments (Cost $100,055)		100,055
Total Investments — 100.1% (Cost $6,986,842)		8,221,287
Liabilities in Excess of Other Assets — (0.1)%		(5,682)
NET ASSETS — 100.0%		$8,215,605

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	29.3%
Consumer Discretionary	16.8%
Industrials	15.3%
Energy	12.7%
Health Care	10.0%
Financials	6.3%
Consumer Staples	5.8%
Materials	2.7%
Money Market Funds	1.2%
Other Assets and Liabilities	(0.1)%
100.0%

*Non-Income Producing
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

For the six month-period ended December 31, 2012, the Brown Advisory Maryland Bond Fund (the “Fund”) returned 1.26%, versus the Fund’s primary benchmark, the Barclay’s 1-10 Year Blended Municipal Bond Index, which returned 1.71%. The high-quality, single-state bias of the Fund contributed to returns that were less than the benchmark.

In many ways, 2012 ended as it began in fixed income markets. The Fed kept short-term interest rates near zero for the entire year and has signaled its intent to keep this policy in force for some time to come. The 10-year Treasury rate was nearly unchanged, ending the year at 1.76% vs. 1.88% at the end of 2011. Macroeconomic conditions were also similar at the start of the year and at its finish, with economic growth frustratingly slow yet still positive.

The Fund’s best performers for the six-month period were holdings in revenue sectors such as hospitals and tobacco. Our positions in the local general-obligation sector, while positive, generally did not perform as well as the revenue sectors.

During the second half of 2012, the Fund maintained a neutral duration versus the designated benchmark. We continued to reduce exposure to local general obligation debt from 45% to 40%, as we feel that there are better opportunities for performance in certain revenue sectors. Thus, we have added exposure to health care, power and tobacco revenue bonds. Given the overall high-quality focus of the Maryland market and the limited issuance available in those revenue sectors, we have invested approximately 8% in non-Maryland issues to take advantage of the opportunities we see in these areas. We believe the progress that we have made in executing this strategy has enhanced the performance of the Fund.

The Fund continues to seek to provide a high level of current income consistent without undue risk within an intermediate-term maturity structure.

Sincerely,

Monica Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 94.1%

General Obligation Bonds — 45.8%
475,000	Annapolis Maryland Public Improvement Callable 6/1/2019 @ 100^	4.00%	06/01/2024	557,859
2,000,000	Anne Arundel County Maryland Consolidated General Improvements	3.00%	04/01/2013	2,014,120
565,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	03/01/2015	620,997
500,000	Anne Arundel County Maryland Consolidated General Improvements	4.00%	04/01/2015	540,160
250,000	Anne Arundel County Maryland Consolidated General Improvements Callable 3/1/2017 @ 100^	5.00%	03/01/2018	292,898
2,000,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	04/01/2018	2,421,260
3,310,000	Anne Arundel County Maryland Consolidated General Improvements Callable 4/1/2021 @ 100^	5.00%	04/01/2022	4,151,766
1,230,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100^	5.00%	03/01/2017	1,346,789
585,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 4/1/2019 @ 100^	4.00%	04/01/2021	672,873
1,055,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2013	1,084,709
1,400,000	Baltimore County Maryland Consolidated Public Improvement Callable 9/1/2012 @ 100^	5.00%	09/01/2013	1,401,862
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,008,954
1,280,000	Baltimore County Maryland Consolidated Public Improvement AGM Insured Series A	5.00%	10/15/2015	1,437,146
1,450,000	Baltimore County Maryland Metropolitan District 71st Issue, Callable 2/1/2018 @ 100^	5.00%	02/01/2020	1,713,842
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2013	2,056,320
3,330,000	Baltimore County Maryland Refunding Metropolitan District Callable 9/01/2012 @ 100^	5.00%	09/01/2013	3,334,429
960,000	Baltimore County Maryland Refunding Metropolitan District	5.00%	08/01/2020	1,220,947
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/2015	280,103
440,000	Baltimore Maryland Consolidated Public Improvement NATL-RE Insured Series A	5.00%	10/15/2014	475,807
1,470,000	Calvert County Maryland Consolidated Public Improvement	4.00%	04/01/2014	1,538,840
1,000,000	Calvert County Maryland Refunding	3.00%	07/15/2016	1,085,380
500,000	Calvert County Maryland Refunding	5.00%	07/15/2017	594,555
250,000	Caroline County Maryland Public Improvement Callable 11/1/2016 @ 100 XLCA Insured^	4.00%	11/01/2020	272,638
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/2013	2,620,797
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/1/2018 @ 100^	4.50%	11/01/2023	1,148,680
200,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	10/01/2014	212,960
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/2015	1,128,190
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/2015	551,405
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/2013	902,160
1,080,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/2014	1,140,232
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/2015	2,114,643
345,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	372,748
660,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	711,658
2,000,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	11/01/2018	2,349,680
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2017 @ 100 NATL-RE Insured^	4.00%	03/01/2020	556,275
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/2018	568,841
2,000,000	Frederick County Maryland Consolidated Public Improvement Series A	4.00%	02/01/2016	2,207,160
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/2014	214,710
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100^	5.00%	08/01/2016	279,182
1,000,000	Frederick County Maryland Public Facilities Callable 12/1/2015 @ 100^	5.00%	12/01/2017	1,131,070
300,000	Frederick County Maryland Public Facilities Callable 6/1/2017 @ 100^	5.00%	06/01/2018	357,360
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2018	620,275
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2021	650,770
500,000	Frederick County Maryland Refunding Series C	4.00%	12/01/2013	517,240
2,500,000	Frederick County Maryland Special Obligation Subordinated Urbana Community
	Development Authority Series B, Callable 7/1/2020 @ 100^	5.50%	07/01/2040	2,557,450
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority Series A	4.00%	07/01/2017	410,167
300,000	Harford County Maryland Callable 7/15/2015 @ 100^	5.00%	07/15/2022	331,509
480,000	Harford County Maryland Consolidated Public Improvement	3.38%	01/15/2013	480,605
150,000	Harford County Maryland Consolidated Public Improvement	4.50%	12/01/2014	162,115
600,000	Harford County Maryland Consolidated Public Improvement Series A	5.00%	07/01/2016	692,316
2,870,000	Harford County Maryland Consolidated Public Improvement	5.00%	07/01/2017	3,408,728

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	08/15/2013	515,010
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	02/15/2017	587,675
1,000,000	Howard County Maryland Consolidated Public Improvement Series A, Callable 02/15/2019 @ 100^	4.00%	02/15/2022	1,145,070
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2014	737,293
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,162,720
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	335,499
560,000	Howard County Maryland Metropolitan District Series A	4.00%	02/15/2015	602,846
2,020,000	Howard County Maryland Refunding Metropolitan District Project Series B	5.00%	08/15/2016	2,340,352
210,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series MM-2	3.00%	11/01/2015	224,186
430,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series LL-2	3.00%	11/01/2016	468,313
210,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series MM-2	3.00%	11/01/2016	228,711
680,000	Maryland National Capital Park & Refunding Park Acquisition & Development Project	4.00%	12/01/2019	809,887
620,000	Maryland National Capital Park & Refunding Park Acquisition & Development Project	4.00%	12/01/2020	743,944
300,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2013 @ 100^	5.00%	08/01/2014	308,376
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	558,750
500,000	Maryland State & Local Facilities Loan 1st Series, Callable 8/1/2014 @ 100^	5.00%	08/01/2015	536,990
725,000	Maryland State & Local Facilities Loan 2nd Series A	4.00%	08/01/2016	813,486
390,000	Maryland State & Local Facilities Loan 1st Series	5.00%	03/15/2017	459,783
3,000,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2017	3,578,010
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100^	5.00%	08/01/2017	741,894
1,000,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2017 @ 100^	5.00%	08/01/2018	1,183,380
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/2015	138,120
2,500,000	Maryland State Local Facilities First Series C, Callable 3/1/2019 @ 100^	4.00%	03/01/2022	2,864,550
1,000,000	Maryland State Refunding State and Local Facilities Loans	5.00%	11/01/2019	1,258,360
425,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	07/01/2014	455,039
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2014	607,121
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2014	1,086,090
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,185,871
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	558,750
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 9/1/2014 @ 100^	5.00%	09/01/2015	538,320
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	2,002,492
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,314,960
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 4/1/2014 @ 100^	5.00%	04/01/2017	529,555
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2017 @ 100	5.00%	05/01/2018	2,019,634
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2018	1,225,510
1,500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 8/1/2020 @ 100^	4.00%	08/01/2021	1,764,540
1,295,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	2.00%	06/01/2013	1,304,156
950,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	4.00%	06/01/2015	1,027,016
450,000	Montgomery County Maryland Refunding Consolidated Public Improvement Series A	5.00%	01/01/2013	450,000
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2014	1,933,558
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2015	836,692
680,000	Prince Georges County Maryland Refunding Consolidated Public Improvement Series B	5.00%	07/15/2017	809,934
805,000	St. Mary's College Maryland Revenues Refunding Academic Fees	3.00%	09/01/2017	870,261
735,000	St. Mary's College Maryland Revenues Refunding Academic Fees	3.00%	09/01/2018	798,504
845,000	St. Mary's College Maryland Revenues Refunding Academic Fees	4.00%	09/01/2022	967,119
3,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	3,419,490
565,000	Washington County Maryland — Public Improvement	4.50%	01/01/2015	609,624
640,000	Washington County Maryland — Public Improvement	4.00%	01/01/2018	737,971
250,000	Washington Suburban Sanitary District Maryland Consolidated Public Improvement Series A	4.00%	06/01/2015	271,580
200,000	Washington Suburban Sanitary District Maryland Sewage Disposal	5.00%	06/01/2016	230,178
1,630,000	Washington Suburban Sanitation District — General Construction Callable 6/1/2013 @ 100^	4.00%	06/01/2014	1,655,330
1,500,000	Washington Suburban Sanitation District — General Construction Callable 6/1/2014 @ 100^	4.00%	06/01/2015	1,576,050
The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
210,000	Washington Suburban Sanitation District — Sewage Disposal	4.00%	06/01/2014	221,145
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2015	1,665,510
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2016	1,726,335
1,330,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2014	1,395,489
1,115,000	Worcester County Maryland — Consolidated Public Improvement Project	5.00%	03/01/2013	1,123,998
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/2016	1,160,680
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/2017	596,445
				122,541,332
Revenue Bonds — 48.3%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A, Callable 9/1/2016 @ 100^	5.00%	09/01/2019	832,474
200,000	Baltimore County Maryland Certificates of Participation — Equipment Acquisition Program	5.00%	08/01/2016	229,040
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate#	3.00%	10/01/2031	525,930
500,000	Baltimore Maryland Project Revenue Water Project Series A, Callable 7/1/2013 @ 100^	5.00%	07/01/2033	511,975
3,760,000	Baltimore Maryland Project Revenue Water Project Series A, Callable 7/1/2021 @ 100^	4.50%	07/01/2036	4,223,909
390,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2013	395,503
360,000	Baltimore Maryland Wastewater Project Series A, Callable 7/1/2018 @ 100 AGM Insured^	5.00%	07/01/2020	427,075
1,000,000	Baltimore Maryland Wastewater Project Series C, Callable 7/1/2016 @ 100 AMBAC Insured^	5.00%	07/01/2021	1,135,980
1,000,000	Chicago Illinois O'Hare International Airport Refunding General Airport Third Lien Series B	5.25%	01/01/2018	1,177,090
1,000,000	Cobb County Georgia Kennestone Hospital Refunding Revenue Anticipation Certificates
	Callable 4/1/2023 @ 100^	5.00%	04/01/2024	1,228,130
1,000,000	Cobb County Georgia Kennestone Hospital Refunding Revenue Anticipation Certificates
	Callable 4/1/2023 @ 100^	5.00%	04/01/2028	1,193,330
2,855,000	Colorado Health Facilities Authority Revenue Refunding Covenant Retirement	5.00%	12/01/2022	3,238,027
1,000,000	Indiana Finance Authority Hospital Revenue Community Health Network Series A	5.00%	05/01/2023	1,180,920
4,000,000	Lafayette Louisiana Utilities Revenue Refunding	5.00%	11/01/2020	4,889,000
1,000,000	Lower Colorado River Authority Texas Revenue Refunding Series A, Callable 05/15/2020 @ 100^	5.00%	05/15/2021	1,203,900
1,100,000	Lower Colorado River Authority Texas Revenue Refunding Series B	5.00%	05/15/2021	1,341,835
500,000	Maryland Environmental Service Revenue Mid Shore III Regional Landfill Callable 11/1/2020 @ 100^	5.00%	11/01/2022	600,060
200,000	Maryland State Community Development Administration — Residential Program Series E	3.80%	09/01/2013	204,110
500,000	Maryland State Community Development Administration — Residential Program Series G	4.10%	09/01/2014	526,380
1,000,000	Maryland State Community Development Administration — Residential Program Series C	3.85%	09/01/2015	1,071,870
585,000	Maryland State Community Development Administration — Single Family Housing Series A	1.00%	03/01/2014	588,545
500,000	Maryland State Community Development Administration Local Government Infrastructure — A-1
	Callable 6/1/2020 @ 100^	3.50%	06/01/2022	553,305
300,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	1.90%	03/01/2016	308,205
175,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	2.05%	09/01/2016	180,192
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/2013	1,066,915
1,000,000	Maryland State Department of Transportation	5.25%	12/15/2014	1,096,400
200,000	Maryland State Department of Transportation	5.00%	03/01/2015	219,850
1,300,000	Maryland State Department of Transportation	5.25%	12/15/2016	1,534,260
1,325,000	Maryland State Department of Transportation	5.00%	02/15/2017	1,554,265
1,400,000	Maryland State Department of Transportation	5.00%	06/01/2019	1,743,154
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100^	4.00%	05/15/2020	556,875
700,000	Maryland State Department of Transportation 2nd Issue, Callable 9/1/2018 @ 100^	4.00%	09/01/2021	795,046
400,000	Maryland State Economic Development Corporation — Senior Student Housing
	Towson University Project Callable 07/01/2022 @ 100 1	5.00%	07/01/2027	450,204
500,000	Maryland State Economic Development Corporation — University of Maryland
	College Park Project Callable 6/1/2016 @ 100 CIFG Insured^	5.00%	06/01/2022	530,060
1,600,000	Maryland State Economic Development Corporation — University of Maryland
	College Park Project Callable 06/01/2013 @ 100^	6.50%	06/01/2027	1,641,856
500,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A,
	Callable 1/1/2013 @ 101^	5.00%	01/01/2014	506,295

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
455,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A	5.00%	01/01/2022	523,600
2,110,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A,
	Callable 1/1/2022 @ 100^	5.50%	01/01/2023	2,472,498
400,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2014	419,264
385,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2016	421,771
1,395,000	Maryland State Health & Higher Educational Facilities — Charlestown Community Project	5.00%	01/01/2018	1,546,539
650,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A,
	Callable 7/1/2016 @ 100^	5.20%	01/01/2024	676,747
1,185,000	Maryland State Health & Higher Educational Facilities — FHA Insured Mortgage
	Western Maryland Health Series A	5.00%	07/01/2014	1,253,019
250,000	Maryland State Health & Higher Educational Facilities — Goucher College Callable 7/1/2014 @ 100^	4.50%	07/01/2019	265,488
390,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center Series A,
	Callable 7/1/2022 @ 100^	5.00%	07/01/2023	469,615
1,995,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center	5.00%	07/01/2021	2,330,699
1,000,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.00%	07/01/2023	1,144,640
575,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	666,758
250,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.25%	07/01/2025	288,380
1,500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Callable 07/01/2022 @ 100^	5.00%	07/01/2023	1,861,920
3,400,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Callable 5/15/2020 @ 100^	5.00%	05/15/2040	3,767,166
1,200,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Mandatory Tender 5/15/2013 @ 100#	5.00%	05/15/2046	1,221,276
350,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Series B#	4.30%	05/15/2048	377,737
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2013	256,053
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2018	606,325
3,000,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University
	Callable 07/01/2022 @ 100^	5.00%	07/01/2023	3,773,700
200,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute	4.38%	07/01/2013	202,166
685,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2015	747,767
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2017	563,555
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Series A,
	Prerefunded 7/1/2014 @ 100^	4.00%	07/01/2017	526,855
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health
	Callable 7/1/2017 @ 100^	5.00%	07/01/2018	280,178
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2019	288,335
100,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health
	Callable 7/1/2021 @ 100^	6.00%	07/01/2022	124,442
520,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	602,982
250,000	Maryland State Health & Higher Educational Facilities — Medstar Health	4.38%	08/15/2013	256,238
725,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2014	772,393
2,600,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2016	2,928,250
355,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2021	423,685
3,565,000	Maryland State Health & Higher Educational Facilities — Medstar Health
	Callable 5/15/2016 @ 100^	4.75%	05/15/2042	3,679,650
500,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2022 @ 100^	5.00%	07/01/2024	571,025
1,000,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2021 @ 100^	6.00%	07/01/2025	1,203,230
1,130,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2021 @ 100^	6.25%	07/01/2031	1,343,502

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,750,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2017 @ 100^	5.00%	07/01/2037	2,865,115
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2026	212,990
135,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2027	143,104
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Callable 7/1/2017 @ 100^	4.50%	07/01/2035	202,478
1,000,000	Maryland State Health & Higher Educational Facilities — Peninsula Regional Medical Center
	Callable 7/1/2016 @ 100^	5.00%	07/01/2026	1,070,450
965,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	1,035,928
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	532,400
260,000	Maryland State Health & Higher Educational Facilities — University of Maryland
	Medical System Series F	5.00%	07/01/2018	300,726
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2018 @ 100 AMBAC Insured^	5.50%	07/01/2024	582,360
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2019 @ 100^	5.00%	07/01/2034	274,145
400,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	AMBAC Insured	4.00%	07/01/2013	406,660
2,045,000	Maryland State Health & Higher Educational Facilities — Upper Chesapeake Hospitals	5.50%	01/01/2018	2,199,357
250,000	Maryland State Health & Higher Educational Facilities — Washington Christian Academy
	Callable 1/1/2017 @ 100†	5.25%	07/01/2018	99,985
240,000	Maryland State Health & Higher Educational Facilities — Western Medical Health Series A,
	Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured^	5.00%	01/01/2025	266,162
1,500,000	Maryland State Industrial Development Financing Authority Multi-Modal#	2.00%	09/01/2040	1,534,890
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	811,297
990,000	Maryland State Transportation Authority Series A	5.00%	07/01/2018	1,201,702
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100^	5.00%	07/01/2021	674,219
4,255,000	Maryland State Transportation Authority Airport Refunding Baltimore/Washington	5.00%	03/01/2022	5,224,757
2,660,000	Maryland State Transportation Authority Transportation	5.00%	07/01/2017	3,147,658
970,000	Maryland State Transportation Authority Transportation Facilities Project Series 2009A,
	Callable 7/1/2019 @ 100^	5.00%	07/01/2022	1,175,165
1,815,000	Maryland State Transportation Authority Transportation Refunding	5.00%	07/01/2020	2,277,934
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,881,561
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	560,390
500,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2017	586,870
350,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2018	421,221
300,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund
	Callable 3/1/2018 @ 100^	4.00%	03/01/2019	343,446
265,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund Series A,
	Callable 3/1/2018 @ 100^	5.00%	03/01/2019	320,160
450,000	Oregon Health & Science University Series E, Callable 07/01/2022 @ 100^	5.00%	07/01/2025	535,801
4,000,000	Railsplitter Tobacco Settlement Authority	5.25%	06/01/2020	4,800,000
2,000,000	University of Maryland System Auxiliary Series A	4.00%	04/01/2014	2,093,420
350,000	University of Maryland System Auxiliary Series D	4.00%	04/01/2014	366,348
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/2013	506,060
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,056,900
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	544,395
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/2016	562,245
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2019	290,273
1,500,000	University of Maryland System Auxiliary Refunding Series A	4.00%	04/01/2017	1,701,705
1,610,000	University of Maryland University Revenues Various Revolving — A-RMKT#	1.50%	07/01/2023	1,617,889
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 4/1/2017 @ 100^	4.00%	04/01/2020	555,745

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
100,000	University or Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2022	116,109
4,405,000	University System of Maryland — Auxiliary Facility & Tuition	5.00%	04/01/2016	5,030,158
940,000	Washington County Maryland — Public Improvement Callable 7/1/2017 @ 100 AMBAC Insured^	4.25%	07/01/2022	1,046,229
				129,495,820
Total Municipal Bonds (Cost $240,778,884)				252,037,152

Short-Term Investments — 6.5%

Money Market Funds — 6.5%
17,566,972	Cash Account Trust, 0.01%*			17,566,972
Total Short-Term Investments (Cost $17,566,972)				17,566,972
Total Investments — 100.6% (Cost $258,345,856)				269,604,124
Liabilities in Excess of Other Assets — (0.6)%				(1,690,478)
TOTAL NET ASSETS — 100.0%				$267,913,646

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	48.3%
General Obligation Bonds	45.8%
Money Market Funds	6.5%
Other Assets and Liabilities	(0.6)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2012.
†	Security is in default and did not make its most recent payment of interest.
*	Annualized seven-day yield as of December 31, 2012

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

For the six month-period ended December 31, 2012, Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned 1.75%, ahead of the Fund’s primary benchmark, the Barclay’s Intermediate U.S. Aggregate Bond Index, which returned 1.54%.

In many ways, 2012 ended as it began in fixed income markets. The Fed kept short-term interest rates near zero for the entire year and has signaled its intent to keep this policy in force for some time to come. The 10-year Treasury rate was nearly unchanged, ending the year at 1.76% vs. 1.88% at the end of 2011. Macroeconomic conditions were also similar at the start of the year and at its finish, with economic growth frustratingly slow yet still positive.

The Fund’s best performers for the six-month period were credit oriented, such as corporate and taxable municipal bonds. High-quality government and government-backed mortgages exhibited positive but uninspiring returns, and cash equivalents, though stable, returned virtually nothing.

In the second half of the year, we continued to move our government-guaranteed mortgage-backed holdings into lower coupons to protect against anticipated prepayments of principal as homeowners became able to refinance. Tactically overweight corporate bonds, we continued to add selectively and trim names that had performed exceptionally well. TIPS (Treasury Inflation Protected Securities) remained a core holding as a defense against potential future inflation.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 34.9%
2,750,000	America Movil SAB de CV	5.00%	03/30/2020	3,213,298
3,000,000	American Express Co.	7.00%	03/19/2018	3,794,580
3,000,000	AvalonBay Communities, Inc. Callable 06/15/2022 @ 100^	2.95%	09/15/2022	2,994,642
2,010,000	Barnabas Health System	4.00%	07/01/2028	1,929,278
2,750,000	Barrick North America Finance LLC	6.80%	09/15/2018	3,398,983
2,735,000	Berkshire Hathaway, Inc.	3.20%	02/11/2015	2,880,836
2,850,000	Boston Properties Limited Partnership	5.63%	11/15/2020	3,377,025
2,500,000	Comcast Corp.	6.50%	01/15/2017	3,017,847
2,750,000	Consolidated Natural Gas Co., Series A	5.00%	12/01/2014	2,958,994
3,109,000	Dell, Inc.	5.88%	06/15/2019	3,589,962
3,080,000	Devon Energy Corp. Callable 02/15/2022 @ 100^	3.25%	05/15/2022	3,220,913
3,000,000	Eastman Chemical Co. Callable 05/15/2022 @ 100^	3.60%	08/15/2022	3,148,221
2,850,000	Enterprise Products Partners L.P.	5.20%	09/01/2020	3,407,300
3,010,000	Fedex Corp.	8.00%	01/15/2019	3,969,152
2,635,000	FHLMC	0.38%	02/27/2014	2,641,000
1,820,000	FHLMC Callable 04/12/2013 @ 100^	1.45%	04/12/2017	1,819,900
7,000,000	FNMA	4.88%	12/15/2016	8,163,393
3,000,000	General Electric Capital Corp.	5.50%	01/08/2020	3,556,410
2,915,000	Goldman Sachs Group, Inc.#	1.31%	02/07/2014	2,924,311
2,750,000	GTE Corp.	6.84%	04/15/2018	3,446,867
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/2013	2,872,100
3,000,000	JP Morgan Chase & Co.	6.30%	04/23/2019	3,706,248
3,000,000	Kohls Corp. Callable 08/01/2021 @ 100^	4.00%	11/01/2021	3,178,542
3,000,000	Markel Corp.	5.35%	06/01/2021	3,284,277
3,000,000	Medco Health Solutions, Inc.	4.13%	09/15/2020	3,284,178
3,000,000	Morgan Stanley	3.80%	04/29/2016	3,151,815
3,000,000	Oneok, Inc. Callable 11/01/2021 @ 100^	4.25%	02/01/2022	3,265,893
2,500,000	Potash Corp. Of Saskatchewan, Inc.	5.25%	05/15/2014	2,655,275
3,500,000	Provident Bank of Maryland Callable 05/01/2013 @ 100^	9.50%	05/01/2018	3,616,438
2,852,000	Spectra Energy Capital LLC, Series B	6.75%	07/15/2018	3,378,978
2,750,000	Starbucks Corp.	6.25%	08/15/2017	3,311,259
2,742,000	W.R. Berkley Corp.	6.15%	08/15/2019	3,129,324
Total Corporate Bonds & Notes (Cost $99,917,925)				106,287,239

Mortgage Backed Securities — 30.7%
9,000,000	FHLMC Callable 08/14/2013 @ 100^	2.00%	08/14/2017	9,103,797
1,110,983	FHLMC, Pool# G11649	4.50%	02/01/2020	1,184,522
8,828	FHLMC, Pool# C00210	8.00%	01/01/2023	10,459
561,739	FHLMC, Pool# C90993	5.50%	10/01/2026	610,170
1,329,698	FHLMC, Pool# G30412	6.00%	03/01/2028	1,448,288
768,355	FHLMC, Pool# 1B0889#	4.52%	05/01/2033	817,925
682,181	FHLMC, Pool# 1J0203#	5.17%	04/01/2035	728,032
4,209,479	FHLMC PC, Pool# C0-3796	3.50%	04/01/2042	4,481,132
9,376,357	FHLMC PC, Pool# Q0-8903	3.50%	06/01/2042	10,001,958
4,971,384	FHLMC PC, Pool# C0-9015	3.00%	10/01/2042	5,203,974
5,300,000	FHLMC REMIC, Series 3571	4.00%	09/15/2024	5,786,718
6,000,000	FHLMC REMIC, Series 3800	3.50%	02/15/2026	6,435,654
488,626	FHLMC REMIC, Series 2782	4.00%	11/15/2033	523,306
12,589	FNMA, Pool# 433646	6.00%	10/01/2013	12,726
16,000	FNMA, Pool# 409589	9.50%	11/01/2015	16,089
87,282	FNMA, Pool# 254089	6.00%	12/01/2016	92,774
509,375	FNMA, Pool# 842239	5.00%	09/01/2020	546,049
6,058,412	FNMA, Pool# AJ5336	3.00%	11/01/2026	6,401,280
1,291,158	FNMA, Pool# 256752	6.00%	06/01/2027	1,413,170
10,008,380	FNMA, Pool# AB6278	2.50%	09/01/2027	10,476,480
1,190,698	FNMA, Pool# 257048	6.00%	01/01/2028	1,302,472
24,035	FNMA, Pool# 539082	7.00%	08/01/2028	28,628

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
67,279	FNMA, Pool# 625536	6.00%	01/01/2032	75,182
84,787	FNMA, Pool# 628837	6.50%	03/01/2032	100,334
298,465	FNMA, Pool# 663238	5.50%	09/01/2032	325,644
116,650	FNMA, Pool# 744805#	4.27%	11/01/2033	123,972
118,134	FNMA, Pool# 741373#	2.70%	12/01/2033	125,793
176,760	FNMA, Pool# 764342#	1.90%	02/01/2034	187,074
397,127	FNMA, Pool# 848817	5.00%	01/01/2036	431,242
941,004	FNMA, Pool# 866920#	5.38%	02/01/2036	991,115
5,963,510	FNMA, Pool# AA7686	4.50%	06/01/2039	6,622,864
3,659,753	FNMA, Pool# AC4824#	3.61%	10/01/2039	3,889,172
3,000,000	FNMA REMIC Trust, Series 2010-112	4.00%	10/25/2025	3,271,937
4,510,778	FNMA REMIC Trust, Series 2012-15#	0.80%	03/25/2042	4,546,695
237,156	GNMA, Pool# 781450	5.00%	06/15/2017	252,885
34,358	GNMA, Pool# 487110	6.50%	04/15/2029	39,875
67,012	GNMA, Pool# 781186	9.00%	06/15/2030	73,762
7,274	GNMA, Pool# 571166	7.00%	08/15/2031	8,672
1,325,766	GNMA, Series 2008-1-PA	4.50%	12/20/2036	1,362,445
3,000,000	GNMA REMIC Trust, Series 2010-124	2.79%	12/15/2016	3,127,902
1,449,933	GNMA REMIC Trust, Series 2004-12	4.81%	08/16/2032	1,469,680
Total Mortgage Backed Securities (Cost $90,832,554)				93,651,848

Asset Backed Securities — 0.7%
2,000,000	Avis Budget Rental Funding LLC 2010-3, Series B†	6.74%	05/20/2016	2,209,687
Total Asset Backed Securities (Cost $2,214,898)				2,209,687

Municipal Bonds — 6.0%
2,740,000	Chicago Illinois Taxable Project Series C-1	7.78%	01/01/2035	3,572,275
1,000,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	1,195,700
1,000,000	Illinois State Sales Tax Revenue Taxable Building	2.30%	06/15/2019	1,014,900
2,790,000	Metropolitan Washington District of Columbia Airports Taxable Series C Callable 10/01/2015 @ 100^	5.69%	10/01/2030	3,028,936
3,000,000	New York City Transitional Taxable-Future Tax Subordinated Series	1.50%	05/01/2013	3,011,190
2,750,000	Port Authority New York & New Jersey Consolidated One Hundred Fifty Seventh Series	5.31%	12/01/2019	3,324,502
3,200,000	South Carolina State Public Service Authority Various Taxable Series A Callable 12/02/2013 @ 100#^	0.92%	06/02/2014	3,206,592
Total Municipal Bonds (Cost $17,463,898)				18,354,095

FHLB Notes — 2.4%
7,000,000	FHLB	3.13%	12/13/2013	7,196,700
Total FHLB Notes (Cost $7,083,742)				7,196,700

U.S. Government Securities — 13.7%
13,952,491	United States Treasury Inflation Protected Security	0.13%	04/15/2017	14,949,871
13,780,693	United States Treasury Inflation Protected Security	0.13%	07/15/2022	14,966,053
7,500,000	United States Treasury Notes	1.00%	01/15/2014	7,563,870
4,000,000	United States Treasury Notes	4.25%	08/15/2015	4,407,812
Total U.S. Government Securities (Cost $40,993,946)				41,887,606

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 10.1%

Money Market Funds — 10.1%
30,738,666	Cash Account Trust — Government & Agency Securities Portfolio, 0.01%*	30,738,666
Total Short-Term Investments (Cost $30,738,666)		30,738,666
Total Investments — 98.5% (Cost $289,245,629)		300,325,841
Other Assets in Excess of Liabilities — 1.5%		4,496,190
NET ASSETS — 100.0%		$304,822,031

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	34.9%
Mortgage Backed Securities	30.7%
U.S. Government Securities	13.7%
Money Market Funds	10.1%
Municipal Bonds	6.0%
FHLB Notes	2.4%
Asset Backed Securities	0.7%
Other Assets and Liabilities	1.5%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2012.
†	Restricted Security
*	Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Tactical Bond Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ending December 31, 2012, the Brown Advisory Tactical Bond Fund (the “Fund”) was up 3.35%. During the same period, the Barclays Intermediate U.S. Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 1.54%.

The Fund’s strategy is to make tactical investments in four fixed income sectors: high-yield corporate bonds, municipals, Treasuries and Treasury Inflation Protected Securities (TIPS). Most of the return during the second half of 2012 came from allocations to high-yield (returning 2.46%), followed by TIPS (returning 0.68%). Both of these positive results reflect the improving economic picture during the second half of 2012 stemming in large part from central bank accommodation. In turn, additional monetary stimulus led to an uptick in inflation expectations, which helped the Fund’s TIPS position.

Treasury and Municipal positions were both minor positive contributors to returns (+0.19% and +0.01%, respectively).

We believe that the current environment, with central banks working to increase inflation rates and spur growth, will provide excellent opportunities for the Fund. The Fund is designed to produce returns that are not a function of interest-rate fluctuations. In the long run, with interest rates as low as they are, we believe that this strategy offers significant upside potential and a good diversifier away from traditional bond strategies.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Tactical Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

U.S. Government Securities — 62.7%
7,846,116	United States Treasury Inflation Protected Security	0.13%	07/15/2022	7,974,612
6,365,000	United States Treasury Notes	2.25%	07/31/2018	6,856,798
Total U.S. Government Securities (Cost $14,724,550)				14,831,410

Short-Term Investments — 33.1%

U.S. Treasury Bills — 31.7%
7,500,000	United States Treasury Bills	0.13%	08/22/2013	7,493,963

Money Market Funds — 1.4%
345,193	Cash Account Trust — Government & Agency Securities Portfolio, 0.01%*			345,193
Total Short-Term Investments (Cost $7,836,795)				7,839,156
Total Investments — 95.8% (Cost $22,561,345)				22,670,566
Other Assets in Excess of Liabilities — 4.2%				1,000,866
NET ASSETS — 100.0%				$23,671,432

Credit Default Swap Contracts (Note 7) — Sell Protection#
		Termination	Notional	Unrealized
Counterparty	Reference Entity	Date	Amount†	Appreciation
Goldman Sachs	Markit CDX North American High Yield Index Series 19	12/20/17	$8,500,000	$147,206

#
If the Fund is a seller of protection and a credit event occurs, i.e. bankruptcy or failure to pay, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of the protection an amount up to or equal to the notional amount of the swap and take delivery of the reference obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities up to or equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index.

†
The maximum potential amount (if, after a credit event the value of the related obligation or obligations were determined to have a value of zero) the Fund could be required to pay as seller of credit protection or entitled to as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Government Securities	62.7%
U.S. Treasury Bills	31.7%
Money Market Funds	1.4%
Other Assets and Liabilities	4.2%
100.0%

*Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 4.83% in value. During the same period, the S&P 500 (the Index), the Fund’s benchmark, increased 5.95%.

Over this six-month period, the Fund benefited from good stock picking in the consumer discretionary and industrial sectors. The Fund also benefited from a low weight in technology stocks, a sector that exhibited weak relative performance. However, our conservative posture resulted in our underperformance relative to the Index. Specifically, the Fund continues to be significantly overweight staples, which were relatively weak, and underweight the biggest banks, which performed well in this period. Additionally, several of the Fund’s holdings declined at year-end amid rising concerns over potentially higher taxes on dividends.  Subsequently, on January 2, 2013, the compromise on dividend and capital gain taxation resulted in a much better result than feared by investors.

Top stock contributors to performance include Total S.A., the French oil company, which was up nearly 20% due to better than expected earnings and a rally in the Euro. Time Warner Cable was a top contributor, also posting strong earnings. GameStop was up nearly 40% due to a 67% rise in its dividend and rising expectations for new game console introductions in 2013.

Bottom contributors include Microsoft as the launch of Windows 8.0 delivered modest results.  While the product gets glowing reviews and we have high hopes for it, there was simply not enough supply of touch-screen devices, which utilize this software, at the product’s launch.Altria, a higher-yielding stock in the portfolio, was weak due to investor fears over tax reform.

The lack of market volatility meant few portfolio changes. Near year-end, the Fund added Coach Inc. to the portfolio. Investor anxiety over heightened competition provided us the opportunity to invest in this well-managed, high-quality luxury brand. During the past six months, we eliminated three names. Lowe’s, the home-improvement retailer, rallied sharply as investors begin to anticipate a strong recovery in the housing market. We sold the stock, as its valuation appears to anticipate significant future earnings potential. Valley National Bancorp was eliminated over our concern that the elongated weak banking environment could eventually result in a dividend cut. Wisconsin Energy was eliminated because it reached our price target.

During the six-month period, Kraft Inc separated into two companies, Kraft Foods Group and Mondelez International. Mondelez is a global snacks company, including brands such as Nabisco and Cadbury. Kraft Foods includes all categories not part of Mondelez, including brands such as Kraft cheese and Oscar Mayer. We continue to hold both names; Kraft offered a high dividend yield and Mondelez has offered a reasonable dividend and strong growth.

The Fund’s sector weights remained stable. The Fund maintains a high weight in consumer staples. These names exhibit all of the qualities we look for in our investments—high starting dividend yield, high quality, and reasonable growth and valuation. The Fund continues to be underweight information technology names, primarily due to a lack of high quality among the higher-yielding names in the sector. The fund is slightly overweight financial service stocks relative to the index. However, the composition of these holdings remains conservative, invested in companies whose business models and financial statements we understand.

We believe the outlook for dividend stock strategies remains bright. We feel dividend yields remain compelling compared to many alternatives. Dividend growth has been strong due to rising earnings and rising dividend payout ratios. Despite conventional wisdom, which suggests that dividend stocks are richly priced, the valuation of the portfolio’s holdings remains reasonable at less than 14x 2013 earnings estimates. And the Fund’s beta remains low at 0.67. We believe that a conservative portfolio of companies with high and rising dividends, of high quality, purchased at reasonable prices has the potential to deliver solid results.

Sincerely,

Michael L. Foss, CFA
Portfolio Manager

Brian Graney, CFA
Portfolio Manager

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2012

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 90.0%

Consumer Discretionary — 12.4%
34,009	Coach, Inc.	1,887,840
111,562	GameStop Corp.	2,799,091
43,815	McDonald's Corp.	3,864,921
27,666	Tiffany & Co.	1,586,368
51,643	Time Warner Cable, Inc.	5,019,183
22,897	V.F. Corp.	3,456,760
		18,614,163
Consumer Staples — 17.8%
191,995	Altria Group, Inc.	6,032,483
88,080	Coca-Cola Co.	3,192,900
60,460	Kraft Foods Group, Inc.	2,749,116
113,632	Mondelez International, Inc.	2,894,207
40,351	PepsiCo, Inc.	2,761,219
34,638	Philip Morris International, Inc.	2,897,122
87,091	Unilever NV	3,335,585
40,711	Wal-Mart Stores, Inc.	2,777,712
		26,640,344
Energy — 10.4%
193,795	Kinder Morgan, Inc.	6,846,777
40,216	Occidental Petroleum Corp.	3,080,948
107,739	Total S.A. ADR	5,603,505
		15,531,230
Financials — 9.9%
90,015	Cincinnati Financial Corp.	3,524,987
46,379	Erie Indemnity Co.	3,210,354
32,029	M&T Bank Corp.	3,153,896
138,733	OneBeacon Insurance Group, Ltd.	1,928,389
46,649	T. Rowe Price Group, Inc.	3,038,249
		14,855,875
Health Care — 13.0%
51,733	Abbott Laboratories	3,388,512
48,719	Johnson & Johnson	3,415,202
108,189	Merck & Co., Inc.	4,429,258
79,578	Novartis AG	5,037,287
125,643	Pfizer, Inc.	3,151,126
		19,421,385
Industrials — 6.5%
127,757	Healthcare Services Group, Inc.	2,967,795
76,564	PACCAR, Inc.	3,461,459
40,621	United Technologies Corp.	3,331,328
		9,760,582
Information Technology — 10.7%
60,730	Accenture PLC	4,038,545
75,709	Automatic Data Processing, Inc.	4,316,170
94,693	Microchip Technology, Inc.	3,086,045
170,672	Microsoft Corp.	4,562,063
		16,002,823
Materials — 3.1%
59,605	E.I. du Pont de Nemours & Co.	2,680,437
17,949	Praxair, Inc.	1,964,518
		4,644,955
Telecommunication Services — 4.0%
91,949	CenturyLink, Inc.	3,597,045
295,460	Windstream Corp.	2,446,409
		6,043,454
Utilities — 2.2%
23,460	Consolidated Edison, Inc.	1,302,968
38,732	Dominion Resources, Inc.	2,006,318
		3,309,286
Total Common Stocks (Cost $128,792,548)		134,824,097

Preferred Stocks — 3.7%
109,451	Public Storage, Inc.	2,862,144
97,144	Public Storage, Inc.	2,627,745
		5,489,889
Total Preferred Stocks (Cost $5,522,086)		5,489,889

Real Estate Investment Trusts — 2.6%
87,914	Plum Creek Timber Co., Inc.	3,900,744
Total Real Estate Investment Trusts (Cost $3,446,020)		3,900,744

Short-Term Investments — 4.5%

Money Market Funds — 4.5%
6,722,926	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	6,722,926
Total Short-Term Investments (Cost $6,722,926)		6,722,926
Total Investments — 100.8% (Cost $144,483,580)		150,937,656
Liabilities in Excess of Other Assets — (0.8)%		(1,201,113)
NET ASSETS — 100.0%		$149,736,543

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Staples	17.8%
Health Care	13.0%
Consumer Discretionary	12.4%
Information Technology	10.7%
Energy	10.4%
Financials	9.9%
Industrials	6.5%
Money Market Funds	4.5%
Telecommunication Services	4.0%
Preferred Stocks	3.7%
Materials	3.1%
Real Estate Investment Trusts	2.6%
Utilities	2.2%
Other Assets and Liabilities	(0.8)%
100.0%

ADR — American Depositary Receipt
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Winslow Sustainability Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Winslow Sustainability Fund Investor Shares (the “Fund”) increased 6.06% in value. During the same period, the Russell 1000 Growth Index (the Index), the Fund’s benchmark, increased 4.71%.

We are pleased to announce that on September 26, 2012, the Winslow Green Growth Fund shareholders approved a plan of reorganization into the Brown Advisory Winslow Sustainability Fund. We thank shareholders for their consideration, their vote and their longstanding commitment alongside us to an environmental philosophy that will continue to be a critical component of our research and stock selection process.

After a robust third quarter, the U.S. equity market grew cautious as negotiations surrounding the “fiscal cliff” dominated headlines. As a result, employment growth and capital-equipment purchases were anemic during the fourth quarter. While the last-minute tax and spending compromise between Congress and the White House provided the market with a post-New Year’s boost, additional showdowns regarding the debt ceiling, sequestration and long-term tax reform remain. Political risks will in large part dictate whether we can put the overhangs from the recent recession squarely behind us.

Our approach to managing risk in the portfolio involves a long-term view and a concentration in only our highest-conviction names. We invest in companies that have truly sustainable business models, with financial strength as well as compelling environmental business advantages or EBA. We believe that this approach is the best way to pursue long-term performance throughout a wide range of economic scenarios.

This is best illustrated by our top contributors this six-month period, ARM Holdings and Trimble Navigation. ARM’s market opportunity continues to grow as semiconductor companies increasingly adopt its energy-efficient processor technology. While much of the industry currently suffers from weak PC demand and a fiercely competitive smart phone market, ARM’s growth prospects have improved given its focus on low-energy design.  Trimble also has a clear EBA:  quantifiable cost-savings for its agricultural, vehicle fleet, and engineering and construction customers generated through decreased fertilizer, fuel and building materials usage. The short customer payback periods due in part to reduced materials intensity have led to revenue growth that proves that Trimble’s business model is not highly correlated with typical agricultural and construction cycles.

Apple, Sigma-Aldrich and Mettler-Toledo were among our bottom contributors. We believe that Apple is an environmental leader with enormous influence in the consumer electronics world and is attractively valued given its earnings potential. However, our risk discipline dictates that we remain significantly underweight the benchmark in Apple. We eliminated Sigma-Aldrich and Mettler-Toledo and used proceeds in part to add Cerner, Chipotle, Middleby and Qualcomm, which have more robust growth rates and larger relative market opportunities.

We invest in companies with three core characteristics: strong fundamentals, compelling environmentally-driven business models and attractive valuation. We find these types of companies in nearly every sector of the economy, but the materials and industrials sectors remain our largest overweight allocations. We continue to identify a broad range of service, logistics and manufacturing businesses which we believe have the environmental attributes to offer sustainable competitive advantages over their peers. We note that a number of our holdings in these sectors primarily serve the health care industry-related markets, which provides us a greater exposure to health care than what might be apparent from our sector weighting.

We seek to provide investors exposure to business models that are good for customers, good for shareholders and good for the environment. We thank our investors for their confidence in our approach and look forward to communicating our progress at the next opportunity.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

Brown Advisory Winslow Sustainability Fund
A Message to Our Shareholders
December 31, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Winslow Sustainability Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 98.1%

Consumer Discretionary — 15.5%
46,560	BorgWarner, Inc.*	3,334,627
9,940	Chipotle Mexican Grill, Inc.*	2,956,752
100,026	Johnson Controls, Inc.	3,070,798
239,598	LKQ Corp.*	5,055,518
63,684	Nike, Inc.	3,286,095
77,948	Starbucks Corp.	4,179,572
74,286	TJX Companies, Inc.	3,153,441
		25,036,803
Consumer Staples — 4.1%
69,054	Church & Dwight Co., Inc.	3,699,223
31,663	Whole Foods Market, Inc.	2,891,782
		6,591,005
Energy — 3.2%
322,777	Denbury Resources, Inc.*	5,228,987

Health Care — 3.8%
30,866	Cerner Corp.*	2,396,436
43,507	Waters Corp.*	3,790,330
		6,186,766
Industrials — 28.8%
28,249	Acuity Brands, Inc.	1,913,305
50,745	Canadian National Railway Co.	4,618,302
81,350	Clean Harbors, Inc.*	4,475,063
21,448	Cummins, Inc.	2,323,891
118,454	Danaher Corp.	6,621,579
61,730	J.B. Hunt Transport Services, Inc.	3,685,898
19,358	Middleby Corp.*	2,481,889
64,439	Pall Corp.	3,883,094
61,207	Stericycle, Inc.*	5,708,777
103,058	Verisk Analytics, Inc.*	5,255,958
65,392	Wabtec Corp.	5,724,416
		46,692,172
Information Technology — 34.7%
95,927	Accenture PLC	6,379,145
72,703	ANSYS, Inc.*	4,895,820
14,818	Apple, Inc.	7,898,439
117,327	Arm Holdings PLC	4,438,480
183,659	EMC Corp.*	4,646,573
8,886	Google, Inc.*	6,303,462
29,092	International Business Machines Corp.	5,572,573
85,795	Intuit, Inc.	5,104,802
84,847	QUALCOMM, Inc.	5,262,211
96,781	Trimble Navigation, Ltd.*	5,785,568
		56,287,073
Materials — 8.0%
90,655	Ecolab, Inc.	6,518,095
58,069	Praxair, Inc.	6,355,652
		12,873,747
Total Common Stocks (Cost $145,573,608)		158,896,553

Short-Term Investments — 2.3%

Money Market Funds — 2.3%
3,747,390	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	3,747,390
Total Short-Term Investments (Cost $3,747,390)		3,747,390
Total Investments — 100.4% (Cost $149,320,998)		162,643,943
Liabilities in Excess of Other Assets — (0.4)%		(594,927)
NET ASSETS — 100.0%		$162,049,016

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	34.7%
Industrials	28.8%
Consumer Discretionary	15.5%
Materials	8.0%
Consumer Staples	4.1%
Health Care	3.8%
Energy	3.2%
Money Market Funds	2.3%
Other Assets and Liabilities	(0.4)%
100.0%

*Non-Income Producing
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

During the six-month period ended December 31, 2012, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) increased 1.94% in value. During the same period, the Barclay’s 1-10 Year Blended Municipal Bond Index (the Index), the Fund’s benchmark, increased 1.71%.

While the Fund’s performance for the six-month period was very stable, the events during the time period were not. In November, the municipal bond market experienced a strong rally following the presidential election, as investors sought the perceived benefit of tax-free municipal bonds in an environment of increasing tax rates. The strength in the market quickly turned to worry in December, as tax uncertainty played a prominent role in the potential outcomes of the “fiscal cliff” negotiations. During this unusual period of volatility, municipal bond yields touched unprecedented lows in late November, only to see a full reversal in December—to end the six-month period at virtually the same place it began.

The portfolio maintained a neutral duration stance during the period, as we believed that November’s exuberance and December’s worries were somewhat unjustified. We do not attempt to make portfolio decisions based on our view of potential policy outcomes. Instead, we focus on fundamental credit research in sectors and securities that we believe will provide upside potential regardless of near-term volatility in interest rates.

The Fund’s best-performing holdings for the six-month period were focused in revenue-backed municipal bonds. Most of these “credit” sectors outperformed government obligation debt for the period, and continue to provide enough yield spread to drive future performance. The Fund’s best-performing sectors were single-family housing returning 5.11%, health care 4.69%, and tobacco 3.29%. The Fund’s lowest-performing sectors were focused in areas of the market with very high credit ratings, or were primarily held as short maturities. The Fund’s worst-performing sectors were public power returning 0.02%, pre-refunded 0.06%, and water/sewer utilities 0.56%.

The Fund remains overweight revenue-backed issues when compared to the benchmark, and we believe that many of these sectors provide stable revenue streams that are better insulated from policy risks that could negatively impact government obligation debt.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate maturity structure.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may invest in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 96.1%

General Obligation Bonds — 29.5%
750,000	Blue Mountain School District Callable 10/01/2014 @ 100^	4.45%	10/01/2026	804,075
665,000	Charleston County Capital Improvement	4.00%	11/01/2013	686,094
1,090,000	City of Annapolis — Public Improvements & Refunding Series A	4.00%	08/01/2017	1,241,325
2,500,000	City of Chicago — Modern Schools Across Chicago Series A	5.00%	12/01/2019	2,993,775
400,000	City of Leawood Refunding & Improvement Series A	2.00%	09/01/2013	404,760
650,000	City of Leawood Refunding & Improvement Series A	2.00%	09/01/2014	667,706
2,000,000	City of Rochester Series 1	4.00%	08/15/2016	2,214,640
1,625,000	City School District — Classroom Facilities Construction & Improvement Series,
	Callable 12/01/2013 @ 100^	5.00%	12/01/2031	1,694,420
2,500,000	Commonwealth of Pennsylvania First Series, Callable 07/01/2015 @ 100^	5.00%	07/01/2016	2,782,125
1,175,000	Commonwealth of Puerto Rico — Public Improvement Series A, Callable 07/01/2013 @ 100^	5.25%	07/01/2016	1,204,011
1,000,000	Cook County Refunding Series A	5.00%	11/15/2019	1,204,890
2,000,000	Cook County Refunding Callable 11/15/2019 @ 100^	5.00%	11/15/2021	2,340,700
1,400,000	Douglas County School District 0017 in the State of Nebraska Millard Public Schools Refunding	2.00%	11/15/2013	1,421,952
1,765,000	Fort Bend Independent School District — Unlimited Tax School Building
	Callable 08/15/2014 @ 100^	5.00%	08/15/2020	1,899,069
1,155,000	Frisco Independent School District — Unlimited Tax School Building & Refunding Series A	5.00%	08/15/2019	1,434,244
600,000	Garden State Preservation Trust — Open Space & Farmland Preservation Series A,
	Callable 11/01/2015 @ 100^	5.80%	11/01/2018	688,338
1,000,000	Harford County Maryland Consolidated Public Improvement Bonds	5.00%	07/15/2013	1,026,130
500,000	Indianapolis Local Public Improvement Bond Bank Refunding Series B	3.00%	02/01/2016	533,700
1,000,000	Jackson Local School District — School Facilities Construction & Improvement
	Callable 06/01/2014 @ 100^	5.00%	12/01/2020	1,066,490
1,000,000	Las Vegas Water District — Water Bonds Series B	4.00%	06/01/2016	1,104,530
2,105,000	Municipality of Anchorage, Alaska 2005 (Schools) Series A, Callable 03/01/2015 @ 100^	5.00%	03/01/2020	2,307,796
480,000	New Jersey Transportation Trust Fund Authority — Transportation System	5.25%	12/15/2013	502,685
2,500,000	New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Series B	5.00%	11/01/2016	2,902,575
500,000	North Dakota Housing Finance Agency — Housing Finance Program Non-AMT	2.80%	01/01/2022	508,945
650,000	North Dakota Housing Finance Agency — Housing Finance Program Non-AMT	2.80%	07/01/2022	663,026
500,000	Poudre School District R-1 Callable 12/15/2013 @ 100^	5.75%	12/15/2021	526,325
750,000	Purdue University Student Fee Series A	4.00%	07/01/2014	790,980
1,330,000	South Carolina State Highway Refunding — Coastal Carolina University Series A	4.00%	06/01/2014	1,399,998
2,000,000	State of Illinois Refunding	4.00%	08/01/2014	2,096,860
2,000,000	State of Minnesota — State Trunk Highway Series B	5.00%	08/01/2015	2,235,000
1,010,000	State of Wisconsin Series A	5.00%	05/01/2015	1,114,676
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,279,660
1,000,000	Tobacco Settlement Financing Corporation	5.00%	06/01/2014	1,053,360
1,535,000	University of Texas System — Permanent University Fund Series B, Callable 07/01/2014 @ 100^	5.00%	07/01/2026	1,643,494
2,045,000	Westfield Washington Multi-School Building Corp. First Mortgage Series A,
	Callable 01/15/2014 @ 100^	5.00%	07/15/2021	2,144,919
				49,583,273
Revenue Bonds — 66.6%
700,000	Alabama 21st Century Authority — Tobacco Settlement Series A	4.00%	06/01/2015	751,268
500,000	Arizona Health Facilities Authority Hospital Refunding — Phoenix Children's Hospital Series A	5.00%	02/01/2020	585,485
1,850,000	Arizona Health Facilities Authority Hospital Refunding — Phoenix Children's Hospital Series A	5.00%	02/01/2021	2,179,152
200,000	Board of Supervisors of Louisiana State University & Agricultural &
	Medical College Auxiliary Refunding	4.00%	07/01/2017	223,436
225,000	Board of Supervisors of Louisiana State University & Agricultural &
	Medical College Auxiliary Refunding	4.00%	07/01/2018	254,335
250,000	Board of Supervisors of Louisiana State University & Agricultural &
	Medical College Auxiliary Refunding	5.00%	07/01/2022	307,070
1,050,000	Broward County — Airport System Non-AMT Series Q-1	5.00%	10/01/2019	1,267,455
1,000,000	California State University Systemwide Refunding Series B	5.00%	11/01/2013	1,039,800
535,000	City of Bolivar — Electric System Revenue Refunding & Improvement Callable 05/01/2014 @ 100^	4.38%	05/01/2028	564,195
The accompanying notes are an integral part of these financial statements.

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,000,000	City of Chicago — Chicago O'Hare International Airport Third Lien Non-AMT Series B	5.00%	01/01/2017	2,281,220
750,000	City of Jacksonville — Better Jacksonville Sales Tax Refunding	5.00%	10/01/2025	915,225
1,500,000	City of Lincoln — Lincoln Electric System Refunding	4.00%	09/01/2015	1,637,550
1,400,000	City of Miami Beach Health Facilities Authority — Mount Sinai Medical Center of Florida
	Callable 11/15/2022 @ 100^	4.00%	11/15/2025	1,406,538
1,415,000	City of Miami Beach Health Facilities Authority Hospital Refunding —
	Mount Sinai Medical Center of Florida	5.00%	11/15/2021	1,602,502
500,000	City of Miami Florida Healthcare Facilities Authority Healthcare System —
	Catholic Health East Series B, Callable 11/15/2013 @ 100^	5.13%	11/15/2024	520,885
2,000,000	City of Philadelphia — Water & Wastewater Refunding	5.25%	12/15/2014	2,117,860
1,205,000	Cobb County Georgia Kennestone Hospital Refunding Revenue Anticipation Certificates
	Callable 4/1/2023 @ 100^	5.00%	04/01/2028	1,437,963
1,635,000	Collier County Florida — Gas Tax Refunding Callable 06/01/2020 @ 100^	5.00%	06/01/2021	1,900,982
2,405,000	Colorado Health Facilities Authority Revenue & Refunding — Covenant Retirement
	Communities, Inc. Series A, Callable 12/01/2022 @ 100^	5.00%	12/01/2027	2,625,947
335,000	Cook County Sales Tax Revenue	4.00%	11/15/2015	366,631
750,000	Dallas/Fort Worth International Airport Joint Revenue Refunding & Improvement Series C	4.00%	11/01/2017	845,798
700,000	Dormitory Authority of the State of New York — Columbia University Callable 07/01/2013 @ 100^	5.13%	07/01/2021	716,877
2,000,000	Harris County Cultural Education Facilities Finance Corp. Medical Facilities Mortgage
	Refunding — Baylor College of Medicine Series A	5.00%	11/15/2020	2,387,560
1,975,000	Highlands County Florida Health Facilities Hospital Refunding Callable 11/15/2016 @ 100^	5.13%	11/15/2017	2,259,598
775,000	Indiana Finance Authority — First Lien Wastewater Utility Series A	4.00%	10/01/2015	845,308
725,000	Indiana Finance Authority — First Lien Wastewater Utility Series A	4.00%	10/01/2016	807,969
1,500,000	Indiana Finance Authority Hospital Revenue Community Health Network Series A	5.00%	05/01/2023	1,771,380
1,000,000	Iowa Finance Authority Health Facilities — Mercy Medical Center Project
	Callable 08/15/2022 @ 100^	5.00%	08/15/2026	1,151,520
1,820,000	JEA Electric System Subordinated Series B	5.00%	10/01/2017	2,140,484
1,975,000	JEA St. Johns River Power Park System Refunding Issue 2 Series 23	5.00%	10/01/2013	2,045,211
1,280,000	Kansas Development Finance Authority — Wichita State University Series A,
	Callable 06/01/2020 @ 100^	5.00%	06/01/2021	1,539,827
2,250,000	Kansas Development Finance Authority Hospital Revenue Refunding —
	Adventist Health System/Subelt Obligated Group Callable 05/15/2022 @ 100^	5.00%	11/15/2028	2,654,482
1,035,000	Lower Colorado River Authority Refunding Series B	5.00%	05/15/2018	1,225,098
1,000,000	Lower Colorado River Authority Texas Revenue Refunding Series B	5.00%	05/15/2021	1,219,850
1,000,000	Maryland Health & Higher Educational Facilities Authority — Greater Baltimore Medical Center	3.50%	07/01/2015	1,061,190
2,290,000	Massachusetts State College Building Authority Callable 05/01/2014 @ 100^	5.00%	05/01/2033	2,430,812
1,315,000	Metropolitan Government of Nashville & Davidson County —
	District Energy System Tax Refunding Series A	3.00%	10/01/2015	1,401,869
2,500,000	Metropolitan Government of Nashville & Davidson County Electric System Series A	5.00%	05/15/2016	2,858,075
425,000	Metropolitan Transportation Authority — Transportation Refunding Series D	3.00%	11/15/2016	457,002
2,900,000	Metropolitan Transportation Authority New York Revenue Refunding Series F	5.00%	11/15/2017	3,406,456
1,500,000	Miami-Dade County — Transit System Sales Surtax	3.00%	07/01/2015	1,588,230
2,500,000	Miami-Dade County Florida Transit System Sales Surtax Callable 07/01/2022 @ 100^	5.00%	07/01/2023	3,013,875
1,500,000	Michigan Finance Authority — Clean Water Revolving Fund Refunding	5.00%	10/01/2017	1,786,635
460,000	Monroeville Finance Authority — UPMC	3.00%	02/15/2014	473,473
1,250,000	Monroeville Finance Authority — UPMC	5.00%	02/15/2027	1,519,112
1,000,000	Montgomery County Higher Education & Health Authority —
	Abington Memorial Hospital Obligated Group Series A, Callable 06/01/2022 @ 100^	5.00%	06/01/2024	1,170,500
1,050,000	Municipal Energy Agency of Nebraska — Power Supply System Refunding Series A	5.00%	04/01/2021	1,291,847
2,080,000	New Jersey Educational Facilities Authority — Montclair State University Callable 07/01/2015 @ 100^	5.00%	07/01/2032	2,310,318
1,000,000	New Jersey Health Care Facilities Financing Authority — Barnabas Health Issue
	Callable 07/01/2022 @ 100^	5.00%	07/01/2024	1,167,860
1,000,000	North Carolina Eastern Municipal Power Agency — Power System Refunding Series D	5.00%	01/01/2016	1,121,880
500,000	North Carolina Medical Care Commission Health Care Facilities — WakeMed Series A	2.00%	10/01/2013	505,945

The accompanying notes are an integral part of these financial statements.

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,000,000	North Carolina Medical Care Commission Refunding — WakeMed Health Care
	Facilities Series A, Callable 10/01/2022 @ 100^	5.00%	10/01/2023	2,369,320
1,500,000	North Carolina Municipal Power Agency — Catawba Electric Series A	4.00%	01/01/2020	1,730,520
1,510,000	North Fort Bend Water Authority — Water System	5.00%	12/15/2021	1,850,852
3,000,000	Pennsylvania Economic Development Financing Authority — Unemployment Compensation	4.00%	07/01/2016	3,352,200
2,000,000	Pennsylvania Higher Educational Facilities Authority — University of Pennsylvania
	Health System Series A, Callable 08/15/2022 @ 100^	5.00%	08/15/2026	2,392,140
2,020,000	Pennsylvania Turnpike Commission — Senior Lien Turnpike Series A	5.00%	12/01/2022	2,504,356
1,500,000	Public Utility No. 1 of Clark County — Generating System Refunding	5.00%	01/01/2016	1,680,915
500,000	Railsplitter Tobacco Settlement Authority	4.00%	06/01/2013	506,960
2,500,000	Railsplitter Tobacco Settlement Authority	5.25%	06/01/2020	3,000,000
1,340,000	Rhode Island Clean Water Finance Agency — Water Pollution Control Series B	3.00%	10/01/2015	1,427,770
1,855,000	South Florida Water Management District — Land Acquisition Refunding	5.25%	10/01/2014	1,998,076
810,000	St. Mary's College of Maryland — Academic Fees & Auxiliary Facilities Fees Refunding Series A	2.00%	09/01/2016	839,322
2,090,000	State of Connecticut Health & Educational Facilities Authority — Bridgeport Hospital Series D	5.00%	07/01/2018	2,428,037
1,000,000	State of Illinois Department of Employment Security — Unemployment Insurance
	Fund Building Receipts Series A	5.00%	06/15/2016	1,146,550
1,000,000	State of Wisconsin Transportation Series 2	4.00%	07/01/2018	1,154,650
1,500,000	Triborough Bridge & Tunnel Authority — MTA Bridges & Tunnels Refunding Series B	5.00%	11/15/2016	1,736,175
1,000,000	Tyler Health Facilities Development Corporation — Mother Frances Hospital Regional
	Health Care Center Callable 07/01/2021 @ 100^	5.13%	07/01/2022	1,151,510
1,770,000	University of Colorado Hospital Authority Series A, Callable 11/15/2022 @ 100^	5.00%	11/15/2036	1,982,878
1,315,000	University of North Carolina at Greensboro Refunding Series A	5.00%	04/01/2018	1,565,166
1,000,000	Virginia Resources Authority — Virginia Pooled Financing Program Infrastructure Non-AMT Series B	5.00%	11/01/2017	1,194,840
1,000,000	Virginia Resources Authority — Virginia Pooled Financing Program Infrastructure Non-AMT Series B	5.00%	11/01/2018	1,224,510
1,170,000	Wisconsin Health & Educational Facilities Authority — Froedtert Health, Inc.
	Obligated Group Series A, Callable 10/01/2022 @ 100^	5.00%	04/01/2032	1,330,957
				111,729,244
Total Municipal Bonds (Cost $160,651,904)				161,312,517

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
4,479,950	Cash Account Trust, 0.01%#			4,479,950
Total Short-Term Investments (Cost $4,479,950)				4,479,950
Total Investments — 98.8% (Cost $165,131,854)				165,792,467
Other Assets in Excess of Liabilities — 1.2%				2,078,423
TOTAL NET ASSETS — 100.0%				$167,870,890

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	66.6%
General Obligation Bonds	29.5%
Money Market Funds	2.7%
Other Assets and Liabilities	1.2%
100.0%

^Continuously callable with 30 days notice.
#Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Emerging Markets Fund
A Message to Our Shareholders
December 31, 2012

Dear Shareholder:

The Brown Advisory Emerging Markets Fund was launched on December 12, 2012, following the appointment of Somerset Capital Management LLP, the Global Emerging Markets equity specialist with $2.2bn assets under management, as sub-advisor to the Fund. Based in London and Singapore, the firm was founded in 2007 by a team who had all worked together for many years.  They established the partnership, which is owner-managed, with the specific aim of investing on behalf of a small number of wealth managers, foundations, endowments and pension funds from around the world.

The strategy selected by Brown Advisory, our Global Emerging Markets Dividend Growth approach, was chosen for its focus on companies with growing and sustainable dividend yields. In addition to paying an expected dividend, companies must also show significant potential for growth. The investment managers, Edward Lam and Edward Robertson, concentrate on stocks that have high excess cash returns on investments at a reasonable price—in other words, companies that have growth potential but also a balance sheet and cash flow to allow them to pay dividends simultaneously.

We believe our investment approach seeking lower volatility, in part through a focus on dividend yield and the targeting of high-cash-generating, strong-balance-sheet businesses, is an attraction of the strategy.  However, a dividend strategy also forces a more contrarian and value-orientated approach that we believe helps to reduce risk. There are now plenty of dividend-paying, growing, emerging-market companies within the asset class that provide ample liquidity and investment opportunity.

Regardless of changing market conditions, we intend to stand by our convictions and hold stocks that will continue to pay dividends whatever the macro conditions.  We believe compounding of dividends over long periods of time combined with anticipated growth rates in emerging markets can provide an opportunity to outperform.

Sincerely,

Edward Lam
Portfolio Manager

Edward Robertson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisor and the advisor and the allocation of assets among them.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Emerging Markets Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 81.5%

Brazil — 7.6%
60,600	AES Tiete S.A. ADR^	691,446
64,300	Cielo S.A.	1,789,722
56,000	Natura Cosmeticos S.A.	1,603,829
105,900	Souza Cruz S.A.	1,593,543
		5,678,540
Chile — 6.3%
495,808	AFP Habitat S.A.	957,854
137,960	Cia Cervecerias Unidas S.A.	2,172,146
749,009	Inversiones Aguas Metropolitan	1,509,502
		4,639,502
China — 4.8%
390,500	AAC Technologies Holdings, Inc.	1,384,642
187,000	China Mobile Ltd.	2,200,560
		3,585,202
Indonesia — 5.7%
1,191,000	Semen Gresik	1,967,318
460,000	Tambang Batubara Bukit Asam	725,208
1,676,000	Telekomunikasi Indonesia	1,579,676
		4,272,202
Korea — 4.4%
18,759	KT&G Corp	1,419,947
46,854	Melfas, Inc.	1,196,839
4,677	NCSoft Corp.	661,834
		3,278,620
Luxembourg — 1.3%
11,062	Millicom International Cellular	960,192

Malaysia — 6.8%
86,600	British American Tobacco Malaysia	1,762,349
356,900	Public Bank BHD	1,902,377
751,100	Top Glove Corp.	1,382,830
		5,047,556
Morocco — 1.5%
87,292	Maroc Telecom S.A.	1,092,194

Philippines — 4.6%
1,739,200	Aboitiz Power Corp.	1,566,208
195,988	Metropolitan Bank & Trust	487,959
22,620	Philippine Long Distance Corp.	1,397,941
		3,452,108
Poland — 5.7%
30,160	Bank Pekao	1,636,603
18,543	Powszechny Zaklad Ubezpieczen	2,625,163
		4,261,766
South Africa — 14.2%
120,831	Foschini Group Ltd.	2,017,182
674,555	Nampak Ltd.	2,542,520
339,905	Sanlam Ltd.	1,809,959
91,442	Shoprite Holding Ltd.	2,218,303
51,287	Tiger Brands Ltd.	1,977,698
		10,565,662
Taiwan — 9.9%
687,000	Far EasTone Telecommunications	1,754,171
110,000	Formosa International Hotels	1,484,423
82,000	HTC Corp.	856,522
259,000	President Chain Store Corp.	1,389,627
565,000	Taiwan Semiconductor Manufacturing Co.	1,889,818
		7,374,561
Thailand — 5.0%
641,600	BEC World	1,495,422
367,500	Siam Commercial Bank	2,193,099
		3,688,521
Turkey — 3.7%
82,596	Anadolu Efes Biracilik Ve Malt	1,190,487
652,230	Anadolu Hayat Emeklilik AS	1,548,792
		2,739,279
Total Common Stocks (Cost $59,584,726)		60,635,905

Preferred Stocks — 0.7%

Brazil — 0.7%
48,900	AES Tiete S.A.	563,394
Total Preferred Stocks (Cost $531,216)		563,394

Exchange Traded Funds — 3.9%
51,600	iShares MSCI Emerging Markets Index Fund	2,288,460
25,000	iShares S&P India Nifty 50 Index Fund	622,750
		2,911,210
Total Exchange Traded Funds (Cost $2,856,731)		2,911,210

Short-Term Investments — 19.8%

Money Market Funds — 19.8%
14,706,949	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	14,706,949
Total Short-Term Investments (Cost $14,706,949)		14,706,949
Total Investments — 105.9% (Cost $77,679,622)		78,817,458
Liabilities in Excess of Other Assets — (5.9)%		(4,400,843)
NET ASSETS — 100.0%		$74,416,615

The accompanying notes are an integral part of these financial statements.

Brown Advisory Emerging Markets Fund
Schedule of Investments
December 31, 2012 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Money Market Funds	19.8%
South Africa	14.2%
Taiwan	9.9%
Brazil	8.3%
Malaysia	6.8%
Chile	6.3%
Indonesia	5.7%
Poland	5.7%
Thailand	5.0%
China	4.8%
Philippines	4.6%
Korea	4.4%
Exchange Traded Funds	3.9%
Turkey	3.7%
Morocco	1.5%
Luxembourg	1.3%
Other Assets and Liabilities	(5.9)%
100.0%

^	All or a portion of this security is considered illiquid. At December 31, 2012, the total market value of securities considered illiquid was $307,309 or 0.4% of net assets.
#	Annualized seven-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2012 (Unaudited)

	BROWN	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP	SMALL-CAP
	EQUITY	EQUITY	VALUE	GROWTH	FUNDAMENTAL
	FUND	FUND	FUND	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost:	$1,009,211,080	$123,043,479	$35,804,463	$200,120,596	$209,859,756
Net unrealized appreciation (depreciation)	149,237,119	13,503,321	9,942,019	43,618,413	35,328,955
Total investments, at market value	1,158,448,199	136,546,800	45,746,482	243,739,009	245,188,711
Cash	—	—	5,980	—	—
Foreign Currency	—	—	—	—	—
Unrealized appreciation on swaps	—	—	—	—	—
Receivables:
Investment securities sold	—	8,024,040	—	—	—
Fund shares sold	7,475,807	229,005	1,578,965	1,261,610	1,170,014
Interest and dividends	334,414	112,327	34,453	56,249	315,325
Prepaid expenses and other assets	140,053	67,733	54,363	68,831	72,967
Total Assets	1,166,398,473	144,979,905	47,420,243	245,125,699	246,747,017
LIABILITIES
Payables:
Investment securities purchased	4,644,519	1,935,823	452,974	982,227	6,345,908
Upfront swap payments received	—	—	—	—	—
Fund shares redeemed	2,430,118	3,166,113	—	879,984	309,017
Distributions	266,790	1,961,079	146,987	2,058	699,217
Accrued Liabilities:
Investment adviser fees, net	576,484	74,121	27,667	172,454	167,406
Administration, accounting, and transfer agent fees	120,399	15,812	4,380	28,259	22,637
Custodian fees	2,850	479	119	879	902
Shareholder service fees	140,834	18,529	5,714	29,531	29,541
Business management fees	48,040	6,177	1,919	10,144	9,847
Distribution fees	9,024	1,125	650	2,058	554
Other expenses	31,082	10,159	12,277	2,980	12,522
Total Liabilities	8,270,140	7,189,417	652,687	2,110,574	7,597,551
NET ASSETS	$1,158,128,333	$137,790,488	$46,767,556	$243,015,125	$239,149,466
COMPONENTS OF NET ASSETS
Paid-in capital	$1,021,699,532	$147,940,613	$42,394,526	$200,253,187	$208,145,234
Undistributed (Accumulated) net investment income (loss)	239,139	563,750	5,975	(598,494)	1,602,942
Accumulated net realized gain (loss)	(13,047,457)	(24,217,196)	(5,574,968)	(257,981)	(5,927,665)
Unrealized appreciation (depreciation) on investments	149,237,119	13,503,321	9,942,019	43,618,413	35,328,955
Unrealized appreciation (depreciation) on swaps	—	—	—	—	—
Unrealized appreciation (depreciation) on foreign receivables	—	—	4	—	—
NET ASSETS	$1,158,128,333	$137,790,488	$46,767,556	$243,015,125	$239,149,466
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$29,850,023	$9,992	$10,122	$6,825,944	$10,499
Shares outstanding (unlimited shares authorized)	2,032,908	780	961	248,022	599
Net asset value per share	$14.68	$12.81	$10.53	$27.52	$17.53
Investor Shares:
Net assets	$1,113,161,097	$136,000,282	$45,566,218	$232,990,920	$238,580,521
Shares outstanding (unlimited shares authorized)	75,803,867	10,611,030	4,328,174	16,783,996	13,601,920
Net asset value per share	$14.68	$12.82	$10.53	$13.88	$17.54
Advisor Shares:
Net assets	$15,117,213	$1,780,214	$1,191,216	$3,198,261	$558,446
Shares outstanding (unlimited shares authorized)	1,056,410	138,023	113,012	238,131	31,867
Net asset value per share	$14.31	$12.90	$10.54	$13.43	$17.52

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2012 (Unaudited)

	BROWN	BROWN	BROWN	BROWN	BROWN	BROWN	BROWN
BROWN	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY
ADVISORY	MARYLAND	INTERMEDIATE	TACTICAL	EQUITY	WINSLOW	TAX EXEMPT	EMERGING
OPPORTUNITY	BOND	INCOME	BOND	INCOME	SUSTAINABILITY	BOND	MARKETS
FUND	FUND	FUND	FUND	FUND	FUND	FUND	FUND

$6,986,842	$258,345,856	$289,245,629	$22,561,345	$144,483,580	$149,320,998	$165,131,854	$77,679,622
1,234,445	11,258,268	11,080,212	109,221	6,454,076	13,322,945	660,613	1,137,836
8,221,287	269,604,124	300,325,841	22,670,566	150,937,656	162,643,943	165,792,467	78,817,458
—	—	—	840,000	—	—	—	—
—	—	—	—	—	16,412	—	1,372,602
—	—	—	147,206	—	—	—	—

—	—	4,887	472,767	—	—	—	324,002
—	477,178	4,566,884	159	903,807	94,601	787,287	1,778,237
2,389	3,245,525	1,803,516	64,153	445,827	108	1,671,902	29,377
18,742	14,771	59,751	39,030	74,442	61,756	26,428	—
8,242,418	273,341,598	306,760,879	24,233,881	152,361,732	162,816,820	168,278,084	82,321,676

—	4,934,640	—	—	999,440	—	—	7,845,585
—	—	—	85,168	—	—	—	—
6,815	14,255	393,433	14,390	557,638	554,237	151,122	89
—	357,940	1,383,779	404,984	916,946	—	163,630	23,702

4,309	67,497	77,726	12,493	76,275	82,955	42,118	25,819
244	17,104	28,503	10,920	15,647	20,382	12,499	1,749
124	1,608	1,216	713	2,759	824	1,798	2,375
1,040	11,249	12,954	3,123	19,068	17,410	7,020	130
347	11,249	12,954	1,041	6,356	6,913	7,020	1,434
—	—	13,568	11,017	783	63,865	—	9
13,934	12,410	14,715	18,600	30,277	21,218	21,987	4,169
26,813	5,427,952	1,938,848	562,449	2,625,189	767,804	407,194	7,905,061
$8,215,605	$267,913,646	$304,822,031	$23,671,432	$149,736,543	$162,049,016	$167,870,890	$74,416,615

$45,559,698	$256,725,766	$292,293,259	$24,229,973	$141,078,892	$148,383,024	$167,199,896	$73,377,993
(26,025)	—	(548,650)	(615,217)	30,160	(71,717)	—	(3,998)
(38,552,513)	(70,388)	1,997,210	(199,751)	2,173,415	414,735	10,381	(88,926)
1,234,445	11,258,268	11,080,212	256,427	6,454,076	13,322,945	660,613	1,137,836
—	—	—	—	—	—	—	—
—	—	—	—	—	29	—	(6,290)
$8,215,605	$267,913,646	$304,822,031	$23,671,432	$149,736,543	$162,049,016	$167,870,890	$74,416,615

$—	$—	$—	$—	$9,885	$25,561,811	$—	$70,473,807
—	—	—	—	917	2,408,101	—	6,938,282
$—	$—	$—	$—	$10.78	$10.61	$—	$10.16

$8,215,605	$267,913,646	$286,154,844	$—	$148,759,396	$10,931,405	$167,870,890	$3,775,830
513,502	24,194,673	25,536,620	—	13,802,441	1,030,817	16,620,888	371,755
$16.00	$11.07	$11.21	$—	$10.78	$10.60	$10.10	$10.16

$—	$—	$18,667,187	$23,671,432	$967,262	$125,555,800	$—	$166,978
—	—	1,697,099	2,415,873	89,798	11,851,820	—	16,442
$—	$—	$11.00	$9.80	$10.77	$10.59	$—	$10.16

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Six Months Ended December 31, 2012 (Unaudited)

	BROWN	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP	SMALL-CAP
	EQUITY	EQUITY	VALUE	GROWTH	FUNDAMENTAL
	FUND	FUND	FUND	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$8,580,969	$2,161,351	$416,510	$1,574,305	$3,476,150
Less: foreign taxes withheld	(34,759)	(493)	(6,720)	—	(1,459)
Interest Income	4,918	583	301	1,506	1,243
Total investment income	8,551,128	2,161,441	410,091	1,575,811	3,475,934
EXPENSES
Investment adviser fees	3,706,166	538,329	160,582	1,100,042	1,008,464
Administration, accounting, and transfer agent fees	318,758	47,446	13,140	71,485	65,672
Shareholder service fees	486,954	68,583	19,603	102,871	99,182
Business management fees	111,980	15,005	4,503	23,950	22,710
Distribution fees	16,777	2,484	1,407	3,930	562
Custodian fees	16,381	3,715	1,012	3,121	2,941
Insurance fees	849	415	344	446	334
Registration fees	63,732	14,919	14,558	19,078	22,274
Professional fees	36,880	10,664	10,354	6,835	13,683
Trustees’ fees and expenses	21,951	4,786	3,382	4,757	5,227
Miscellaneous expenses	76,152	9,184	6,492	14,449	11,398
Total Expenses	4,856,580	715,530	235,377	1,350,964	1,252,447
Fees (waived) and expenses reimbursed	—	—	13,467	—	—
Net Expenses	4,856,580	715,530	248,844	1,350,964	1,252,447
NET INVESTMENT INCOME (LOSS)	3,694,548	1,445,911	161,247	224,847	2,223,487
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,568,429)	5,289,831	75,917	12,868,026	7,766,667
Swaps	—	—	—	—	—
Net realized gain (loss)	(1,568,429)	5,289,831	75,917	12,868,026	7,766,667
Net change in unrealized appreciation (depreciation) on:
Investments	63,356,404	2,340,904	3,526,514	2,198,758	15,016,029
Swaps	—	—	—	—	—
Foreign receivables	(603)	—	(77)	—	—
Net change in unrealized appreciation (depreciation)	63,355,801	2,340,904	3,526,437	2,198,758	15,016,029
NET REALIZED AND UNREALIZED GAIN (LOSS)	61,787,372	7,630,735	3,602,354	15,066,784	22,782,696
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$65,481,920	$9,076,646	$3,763,601	$15,291,631	$25,006,183

*	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Six Months Ended December 31, 2012 (Unaudited)

	BROWN	BROWN	BROWN	BROWN	BROWN	BROWN	BROWN
BROWN	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY	ADVISORY
ADVISORY	MARYLAND	INTERMEDIATE	TACTICAL	EQUITY	WINSLOW	TAX EXEMPT	EMERGING
OPPORTUNITY	BOND	INCOME	BOND	INCOME	SUSTAINABILITY	BOND	MARKETS
FUND	FUND	FUND	FUND	FUND	FUND	FUND	FUND*

$63,712	$—	$—	$4,421	$2,611,654	$350,967	$—	$63,894
(181)	—	—	(2)	(48,507)	(3,132)	—	(5,000)
21	3,175,388	3,586,298	126,278	1,204	361	1,202,548	412
63,552	3,175,388	3,586,298	130,697	2,564,351	348,196	1,202,548	59,306

39,766	424,861	504,754	92,631	459,860	209,278	204,114	25,819
2,576	95,536	93,365	9,655	41,003	21,276	41,503	1,750
3,762	64,492	73,594	7,640	63,005	44,365	34,019	130
825	26,585	30,941	2,547	14,759	17,440	34,019	1,434
—	—	24,432	33,424	1,073	63,098	—	9
1,007	4,961	4,277	1,369	9,512	2,551	4,194	2,375
396	467	503	580	361	545	763	38
8,384	2,702	18,288	13,498	28,255	22,738	19,418	2,432
10,128	17,225	19,470	21,930	21,363	15,901	16,357	1,976
1,499	6,302	5,731	2,778	6,769	4,557	5,235	190
7,463	10,925	14,080	13,287	9,855	18,164	8,610	950
75,806	654,056	789,435	199,339	655,815	419,913	368,232	37,103
(12,444)	—	—	—	—	—	—	—
63,362	654,056	789,435	199,339	655,815	419,913	368,232	37,103
190	2,521,332	2,796,863	(68,642)	1,908,536	(71,717)	834,316	22,203

(8,255)	(70,209)	2,435,041	198,893	315,241	510,276	590,449	(88,926)
—	—	—	708,703	—	—	—	—
(8,255)	(70,209)	2,435,041	907,596	315,241	510,276	590,449	(88,926)

578,793	801,098	(14,610)	59,636	3,537,986	13,322,945	660,613	1,137,836
—	—	—	(7,747)	—	—	—	—
—	—	—	—	—	29	—	(6,290)
578,793	801,098	(14,610)	51,889	3,537,986	13,322,974	660,613	1,131,546
570,538	730,889	2,420,431	959,485	3,853,227	13,833,250	1,251,062	1,042,620

$570,728	$3,252,221	$5,217,294	$890,843	$5,761,763	$13,761,533	$2,085,378	$1,064,823

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
OPERATIONS
Net investment income (loss)	$3,694,548	$(2,436,300)	$1,445,911	$2,073,641
Net realized gains (losses) on investments	(1,568,429)	(7,603,841)	5,289,831	4,014,286
Net change in unrealized appreciation (depreciation)	63,355,801	26,867,623	2,340,904	(10,383,021)
Increase (decrease) in Net Assets from Operations	65,481,920	16,827,482	9,076,646	(4,295,094)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares*	(65,974)	—	(178)	—
Investor Shares*	(1,975,853)	—	(2,400,156)	(1,077,231)
Advisor Shares	(13,229)	—	(25,371)	(16,059)
Total Distributions to Shareholders	(2,055,056)	—	(2,425,705)	(1,093,290)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares*	29,284,555	—	10,000	—
Investor Shares*	247,812,329	622,435,463	7,151,377	30,664,573
Advisor Shares	3,604,214	6,387,227	—	6,400
Reinvestment of distributions:
Institutional Shares*	65,974	—	178	—
Investor Shares*	1,709,915	—	441,858	220,008
Advisor Shares	12,377	—	22,592	15,025
Redemption of shares:
Institutional Shares*	(324,933)	—	—	—
Investor Shares*	(152,736,770)	(147,946,087)	(34,372,870)	(47,240,323)
Advisor Shares	(889,767)	(491,541)	(540,932)	(764,260)
Redemption fees:
Institutional Shares*	232	—	—	—
Investor Shares*	9,711	15,194	13	—
Advisor Shares	2	420	—	—
Increase (Decrease) from Capital Share Transactions	128,547,839	480,400,676	(27,287,784)	(17,098,577)
Increase (Decrease) in Net Assets	191,974,703	497,228,158	(20,636,843)	(22,486,961)
NET ASSETS
Beginning of year/period	966,153,630	468,925,472	158,427,331	180,914,292
End of year/period	$1,158,128,333	$966,153,630	$137,790,488	$158,427,331
Undistributed (Accumulated) net investment income (loss)	$239,139	$(1,400,353)	$563,750	$1,543,544

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares*	2,050,834	—	766	—
Investor Shares*	17,179,794	46,402,321	559,513	2,515,981
Advisor Shares	257,045	470,667	—	536
Reinvestment of distributions:
Institutional Shares*	4,494	—	14	—
Investor Shares*	116,479	—	34,466	19,933
Advisor Shares	865	—	1,751	1,351
Redemption of shares:
Institutional Shares*	(22,420)	—	—	—
Investor Shares*	(10,659,652)	(11,210,638)	(2,684,119)	(4,005,686)
Advisor Shares	(63,377)	(36,725)	(41,875)	(61,068)
Increase (Decrease) from Capital Share Transactions	8,864,062	35,625,625	(2,129,484)	(1,528,953)

*
On October 19, 2012, the existing Institutional Share Class became the Investor Share Class and a new Institutional Share Class was opened.  The Institutional Share Class presented is the new Institutional Share Class that opened on October 19, 2012.  The previous Institutional Class is presented as the Investor Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE VALUE FUND		SMALL-CAP GROWTH FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
OPERATIONS
Net investment income (loss)	$161,247	$165,242	$224,847	$(1,744,069)
Net realized gains (losses) on investments	75,917	179,759	12,868,026	14,453,565
Net change in unrealized appreciation (depreciation)	3,526,437	1,889,975	2,198,758	(19,552,454)
Increase (decrease) in Net Assets from Operations	3,763,601	2,234,976	15,291,631	(6,842,958)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares*	(58)	—	—	—
Investor Shares*	(230,035)	(85,007)	—	—
Advisor Shares	(3,699)	(1,523)	—	—
Net realized gain:
Institutional Shares*	—	—	(633,269)	(73,162)
Investor Shares*	—	—	(21,015,379)	(3,842,848)
Advisor Shares	—	—	(286,576)	(54,833)
Total Distributions to Shareholders	(233,792)	(86,530)	(21,935,224)	(3,970,843)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares*	10,000	—	15,700	—
Investor Shares*	6,458,584	10,180,637	27,039,481	43,190,866
Advisor Shares	37,567	108,609	252,667	197,687
Reinvestment of distributions:
Institutional Shares*	58	—	572,119	66,476
Investor Shares*	81,645	30,361	16,467,525	3,760,940
Advisor Shares	2,103	827	256,880	53,054
Redemption of shares:
Institutional Shares*	—	—	(528,770)	(1,480,741)
Investor Shares*	(1,889,643)	(1,664,779)	(19,444,802)	(29,596,306)
Advisor Shares	(18,686)	(334,558)	(102,520)	(312,843)
Redemption fees:
Institutional Shares*	—	—	—	—
Investor Shares*	—	—	127	1
Advisor Shares	—	—	—	192
Increase (Decrease) from Capital Share Transactions	4,681,628	8,321,097	24,528,407	15,879,326
Increase (Decrease) in Net Assets	8,211,437	10,469,543	17,884,814	5,065,525
NET ASSETS
Beginning of year/period	38,556,119	28,086,576	225,130,311	220,064,786
End of year/period	$46,767,556	$38,556,119	$243,015,125	$225,130,311
Undistributed (Accumulated) net investment income (loss)	$5,975	$78,520	$(598,494)	$(823,341)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE VALUE FUND		SMALL-CAP GROWTH FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares*	956	—	584	—
Investor Shares*	628,151	1,121,346	1,879,357	3,115,075
Advisor Shares	3,104	11,574	18,453	13,862
Reinvestment of distributions:
Institutional Shares*	5	—	21,292	2,528
Investor Shares*	7,754	3,389	1,214,419	283,417
Advisor Shares	199	92	19,579	4,122
Redemption of shares:
Institutional Shares*	—	—	(18,750)	(52,999)
Investor Shares*	(180,621)	(179,858)	(1,357,177)	(2,164,522)
Advisor Shares	(1,798)	(37,438)	(7,325)	(22,943)
Increase (Decrease) from Capital Share Transactions	457,750	919,105	1,770,432	1,178,540

*
On October 19, 2012, the existing D Shares of the Small-Cap Growth Fund became Institutional Shares and a new Institutional Share Class was opened in the Flexible Value Fund.  The Institutional Share Class presented is the previous D Share class of the Small-Cap Growth Fund and the new Institutional Share Class for the Flexible Value Fund.  On October 19, 2012, the existing Institutional Shares of the Flexible Value Fund became Investor Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
OPERATIONS
Net investment income (loss)	$2,223,487	$970,693	$190	$(54,457)
Net realized gains (losses)	7,766,667	(2,839,760)	(8,255)	1,408,478
Net change in unrealized appreciation (depreciation)	15,016,029	3,792,492	578,793	(1,468,623)
Increase (decrease) in Net Assets from Operations	25,006,183	1,923,425	570,728	(114,602)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares*	(44)	—	—	—
Investor Shares*	(862,851)	(903,557)	—	—
Advisor Shares	(1,100)	(412)	—	—
Net realized gain:
Institutional Shares*	—	—	—	—
Investor Shares*	—	(5,200,860)	—	—
Advisor Shares	—	(2,631)	—	—
Total Distributions to Shareholders	(863,995)	(6,107,460)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares*	10,000	—	—	—
Investor Shares*	30,826,954	58,223,609	56,705	783,304
Advisor Shares	157,135	189,035	—	—
Reinvestment of distributions:
Institutional Shares*	45	—	—	—
Investor Shares*	163,746	5,171,177	—	—
Advisor Shares	987	2,758	—	—
Redemption of shares:
Institutional Shares*	—	—	—	—
Investor Shares*	(11,219,878)	(29,614,794)	(898,419)	(3,873,961)
Advisor Shares	(68,818)	(10,300)	—	—
Redemption fees:
Institutional Shares*	—	—	—	—
Investor Shares*	221	169	—	—
Advisor Shares	—	—	—	—
Shares issued in connection with the acquisition
of Brown Advisory Small Companies Fund:
Institutional Shares*	—	—	—	—
Investor Shares*	—	57,519,913	—	—
Advisor Shares	—	302,052	—	—
Increase (Decrease) from Capital Share Transactions	19,870,392	91,783,619	(841,714)	(3,090,657)
Increase (Decrease) in Net Assets	44,012,580	87,599,584	(270,986)	(3,205,259)
NET ASSETS
Beginning of year/period	195,136,886	107,537,302	8,486,591	11,691,850
End of year/period	$239,149,466	$195,136,886	$8,215,605	$8,486,591
Undistributed (Accumulated) net investment income (loss)	$1,602,942	$243,450	$(26,025)	$(26,215)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares*	596	—	—	—
Investor Shares*	1,823,058	3,632,761	3,759	50,933
Advisor Shares	9,114	5,957	—	—
Reinvestment of distributions:
Institutional Shares*	3	—	—	—
Investor Shares*	9,336	362,077	—	—
Advisor Shares	56	193	—	—
Redemption of shares:
Institutional Shares*	—	—	—	—
Investor Shares*	(670,721)	(1,965,789)	(57,226)	(266,404)
Advisor Shares	(4,046)	(660)	—	—
Shares issued in connection with the acquisition
of Brown Advisory Small Companies Fund:
Institutional Shares*	—	—	—	—
Investor Shares*	—	4,045,741	—	—
Advisor Shares	—	21,253	—	—
Increase (Decrease) from Capital Share Transactions	1,167,396	6,101,533	(53,467)	(215,471)

*
On October 19, 2012, the existing Institutional Share Class became the Investor Share Class.  A new Institutional Share Class was opened on October 19, 2012 in the Small-Cap Fundamental Value Fund.  The Institutional Share Class presented is the new Institutional Share Class that opened on October 19, 2012.  The previous Institutional Class is presented as the Investor Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		INTERMEDIATE INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
OPERATIONS
Net investment income (loss)	$2,521,332	$4,925,581	$2,796,863	$6,325,157
Net realized gains (losses) on investments	(70,209)	885,054	2,435,041	7,032,300
Net change in unrealized appreciation (depreciation)	801,098	3,810,287	(14,610)	2,025,544
Increase (decrease) in Net Assets from Operations	3,252,221	9,620,922	5,217,294	15,383,001
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares*	(2,521,332)	(4,925,581)	(3,940,987)	(6,088,969)
Advisor Shares	—	—	(248,411)	(442,920)
Net realized gain:
Investor Shares*	(455,702)	(923,336)	(5,050,407)	(5,996,378)
Advisor Shares	—	—	(344,796)	(500,794)
Total Distributions to Shareholders	(2,977,034)	(5,848,917)	(9,584,601)	(13,029,061)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares*	55,434,111	104,405,674	42,480,786	105,291,963
Advisor Shares	—	—	234,149	414,584
Reinvestment of distributions:
Investor Shares*	608,625	1,629,724	4,800,956	7,027,677
Advisor Shares	—	—	395,333	620,654
Redemption of shares:
Investor Shares*	(38,492,013)	(47,904,316)	(49,594,753)	(77,798,037)
Advisor Shares	—	—	(1,223,638)	(4,310,803)
Redemption fees:
Investor Shares*	643	4,006	732	1,232
Advisor Shares	—	—	—	485
Increase (Decrease) from Capital Share Transactions	17,551,366	58,135,088	(2,906,435)	31,247,755
Increase (Decrease) in Net Assets	17,826,553	61,907,093	(7,273,742)	33,601,695
NET ASSETS
Beginning of year/period	250,087,093	188,180,000	312,095,773	278,494,078
End of year/period	$267,913,646	$250,087,093	$304,822,031	$312,095,773
Undistributed (Accumulated) net investment income (loss)	$—	$—	$(548,650)	$843,885

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		INTERMEDIATE INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012	(Unaudited)	2012
SHARE TRANSACTIONS
Sale of shares:
Investor Shares*	4,988,747	9,476,837	3,716,556	9,258,122
Advisor Shares	—	—	20,748	37,289
Reinvestment of distributions:
Investor Shares*	54,702	148,602	425,095	623,756
Advisor Shares	—	—	35,616	55,906
Redemption of shares:
Investor Shares*	(3,465,276)	(4,346,682)	(4,344,319)	(6,829,627)
Advisor Shares	—	—	(109,599)	(385,939)
Increase (Decrease) from Capital Share Transactions	1,578,173	5,278,757	(255,903)	2,759,507

*	On October 19, 2012, Institutional Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TACTICAL BOND FUND		EQUITY INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Period Ended	December 31,	Period Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012*	(Unaudited)	2012^
OPERATIONS
Net investment income (loss)	$(68,642)	$(139,506)	$1,908,536	$1,143,491
Net realized gains (losses) on investments and swaps	907,596	(980,342)	315,241	595,345
Net change in unrealized appreciation (depreciation)	51,889	204,538	3,537,986	2,916,090
Decrease in Net Assets from Operations	890,843	(915,310)	5,761,763	4,654,926
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares**	—	—	(80)	—
Investor Shares**	—	—	(1,867,983)	(1,137,518)
Advisor Shares	(492,870)	(41,204)	(11,492)	(4,794)
Net realized gain:
Institutional Shares**	—	—	(68)	—
Investor Shares**	—	—	(1,030,451)	—
Advisor Shares	—	—	(6,589)	—
Total Distributions to Shareholders	(492,870)	(41,204)	(2,916,663)	(1,142,312)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares**	—	—	10,000	—
Investor Shares**	—	—	50,384,819	105,209,640
Advisor Shares	146,041	39,433,260	344,505	672,066
Reinvestment of distributions:
Institutional Shares**	—	—	148	—
Investor Shares**	—	—	1,184,393	167,048
Advisor Shares	87,886	11,173	13,756	3,979
Redemption of shares:
Institutional Shares**	—	—	—	—
Investor Shares**	—	—	(11,714,087)	(2,806,823)
Advisor Shares	(6,501,537)	(8,950,833)	(43,421)	(52,132)
Redemption fees:
Institutional Shares**	—	—	—	—
Investor Shares**	—	—	395	4,543
Advisor Shares	48	3,935	—	—
Increase from Capital Share Transactions	(6,267,562)	30,497,535	40,180,508	103,198,321
Increase in Net Assets	(5,869,589)	29,541,021	43,025,608	106,710,935
NET ASSETS
Beginning of period	29,541,021	—	106,710,935	—
End of period	$23,671,432	$29,541,021	$149,736,543	$106,710,935
Undistributed (Accumulated) net investment income (loss)	$(615,217)	$(53,705)	$30,160	$1,179

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TACTICAL BOND FUND		EQUITY INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Period Ended	December 31,	Period Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012*	(Unaudited)	2012^
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares**	—	—	903	—
Investor Shares**	—	—	4,659,645	10,372,079
Advisor Shares	14,815	3,966,688	31,855	65,399
Reinvestment of distributions:
Institutional Shares**	—	—	14	—
Investor Shares**	—	—	108,685	15,834
Advisor Shares	8,968	1,154	1,265	378
Redemption of shares:
Institutional Shares**	—	—	—	—
Investor Shares**	—	—	(1,081,313)	(272,489)
Advisor Shares	(660,381)	(915,371)	(3,999)	(5,100)
Increase from Capital Share Transactions	(636,598)	3,052,471	3,717,055	10,176,101

*	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.
^	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
**
On October 19, 2012, the existing Institutional Share Class became the Investor Share Class and a new Institutional Share Class was opened.  The Institutional Share Class presented is the new Institutional Share Class that opened on October 19, 2012.  The previous Institutional Class is presented as the Investor Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY WINSLOW		BROWN ADVISORY
	SUSTAINABILITY FUND		TAX EXEMPT BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Period Ended	December 31,	Period Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012*	(Unaudited)	2012*
OPERATIONS
Net investment income (loss)	$(71,717)	$—	$834,316	$—
Net realized gains (losses) on investments and swaps	510,276	—	590,449	—
Net change in unrealized appreciation (depreciation)	13,322,974	—	660,613	—
Decrease in Net Assets from Operations	13,761,533	—	2,085,378	—
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	—	—
Investor Shares	—	—	(834,316)	—
Advisor Shares	—	—	—	—
Net realized gain:
Institutional Shares	(15,485)	—	—	—
Investor Shares	(6,011)	—	(580,068)	—
Advisor Shares	(74,045)	—	—	—
Total Distributions to Shareholders	(95,541)	—	(1,414,384)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	709,151	25,000	—	—
Investor Shares	10,525,084	25,000	188,482,406	25,000
Advisor Shares	896,424	25,000	—	—
Reinvestment of distributions:
Institutional Shares	12,794	—	—	—
Investor Shares	5,077	—	597,723	—
Advisor Shares	69,128	—	—	—
Redemption of shares:
Institutional Shares	(2,877,627)	—	—	—
Investor Shares	(164,283)	—	(21,906,257)	—
Advisor Shares	(7,616,798)	—	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	1,024	—
Advisor Shares	87	—	—	—
Shares issued in connection with the acquisition
of Winslow Green Growth Fund:
Institutional Shares	21,831,074	—	—	—
Investor Shares	—	—	—	—
Advisor Shares	124,917,913	—	—	—
Increase from Capital Share Transactions	148,308,024	75,000	167,174,896	25,000
Increase in Net Assets	161,974,016	75,000	167,845,890	25,000
NET ASSETS
Beginning of period	75,000	—	25,000	—
End of period	$162,049,016	$75,000	$167,870,890	$25,000
Undistributed (Accumulated) net investment income (loss)	$(71,717)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY WINSLOW		BROWN ADVISORY
	SUSTAINABILITY FUND		TAX EXEMPT BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Period Ended	December 31,	Period Ended
	2012	June 30,	2012	June 30,
	(Unaudited)	2012*	(Unaudited)	2012*
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	68,657	2,500	—	—
Investor Shares	1,043,772	2,500	18,720,016	2,500
Advisor Shares	86,234	2,500	—	—
Reinvestment of distributions:
Institutional Shares	1,213	—	—	—
Investor Shares	482	—	58,800	—
Advisor Shares	6,565	—	—	—
Redemption of shares:
Institutional Shares	(276,460)	—	—	—
Investor Shares	(15,937)	—	(2,160,428)	—
Advisor Shares	(734,974)	—	—	—
Shares issued in connection with the acquisition
of Winslow Green Growth Fund:
Institutional Shares	2,612,191	—	—	—
Investor Shares	—	—	—	—
Advisor Shares	12,491,495	—	—	—
Increase from Capital Share Transactions	15,283,238	7,500	16,618,388	2,500
*	Commenced operations on June 29, 2012. The information presented is for the period from June 29, 2012 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

BROWN ADVISORY
EMERGING MARKETS FUND
Period Ended
December 31,
2012*
(Unaudited)
OPERATIONS
Net investment income (loss)	$22,203
Net realized gains (losses) on investments and swaps	(88,926)
Net change in unrealized appreciation (depreciation)	1,131,546
Decrease in Net Assets from Operations	1,064,823
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(24,927)
Investor Shares	(1,228)
Advisor Shares	(46)
Total Distributions to Shareholders	(26,201)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	69,632,133
Investor Shares	3,737,442
Advisor Shares	165,000
Reinvestment of distributions:
Institutional Shares	1,716
Investor Shares	737
Advisor Shares	46
Redemption of shares:
Institutional Shares	(158,992)
Investor Shares	(89)
Advisor Shares	—
Redemption fees:
Institutional Shares	—
Investor Shares	—
Advisor Shares	—
Increase from Capital Share Transactions	73,377,993
Increase in Net Assets	74,416,615
NET ASSETS
Beginning of period	—
End of period	$74,416,615
Undistributed (Accumulated) net investment income (loss)	$(3,998)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,953,917
Investor Shares	371,691
Advisor Shares	16,438
Reinvestment of distributions:
Institutional Shares	169
Investor Shares	73
Advisor Shares	4
Redemption of shares:
Institutional Shares	(15,804)
Investor Shares	(9)
Advisor Shares	—
Increase from Capital Share Transactions	7,326,479

*	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$14.58

Net Investment Income (Loss)(a)	0.04
Net Realized And Unrealized Gains (Losses)	0.09

Total from Investment Operations	$0.13

Distributions:
from Net Investment Income	(0.03)

Total Distributions to Shareholders	(0.03)

Redemption fees(a)	—	(e)

Net Asset Value, End of Period	$14.68

Total Return	0.91	%(b)

Net Assets at End of Period (000’s Omitted)	$29,850

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.83	%(c)
Net Expenses	0.75	%(c)
Gross Expenses(d)	0.75	%(c)
Portfolio Turnover Rate	20	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on October 19, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$13.80		$13.63	$9.99	$10.39		$7.83	$10.66	$10.87

Net Investment Income (Loss)(a)	0.05		(0.05)	(0.04)	(0.01)		(0.06)	(0.03)	(0.04)
Net Realized And Unrealized Gains (Losses)	0.86		0.22	3.68	(0.39)		2.62	(2.77)	(0.17)

Total from Investment Operations	$0.91		$0.17	$3.64	$(0.40)		$2.56	$(2.80)	$(0.21)

Distributions:
from Net Investment Income	(0.03)		—	—	—		—	—	—
from Net Realized Gains	—		—	—	—		—	(0.03)	—

Total Distributions to Shareholders	$(0.03)		$—	$—	$—		$—	$(0.03)	$—

Redemption fees(a)	—	(e)	— (e)	— (e)	—	(e)	— (e)	—	—

Net Asset Value, End of Period	$14.68		$13.80	$13.63	$9.99		$10.39	$7.83	$10.66

Total Return	6.57	%(b)	1.25%	36.44%	(3.85	)%(b)	32.69%	(26.26)%	(1.93)%

Net Assets at End of Period (000’s Omitted)	$1,113,161		$954,560	$463,228	$96,889		$97,136	$52,792	$69,738

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.68	%(c)	(0.35)%	(0.29)%	(0.76	)%(c)	(0.56)%	(0.42)%	(0.41)%
Net Expenses	0.90	%(c)	0.90%	0.94%	1.00	%(c)	1.10%	1.13%	1.06%
Gross Expenses(d)	0.90	%(c)	0.90%	0.94%	1.00	%(c)	1.10%	1.13%	1.06%
Portfolio Turnover Rate	20	%(b)	58%	30%	1	%(b)	34%	70%	56%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(g)		2010	2009	2008
Net Asset Value, Beginning Period	$13.45		$13.31	$9.80	$10.20		$7.72	$10.55	$10.83

Net Investment Income (Loss)(a)	0.03		(0.07)	(0.09)	(0.01)		(0.10)	(0.07)	(0.10)
Net Realized And Unrealized Gains (Losses)	0.84		0.21	3.60	(0.39)		2.58	(2.73)	(0.18)

Total from Investment Operations	$0.87		$0.14	$3.51	$(0.40)		$2.48	$(2.80)	$(0.28)

Distributions:
from Net Investment Income	(0.01)		—	—	—		—	—	—
from Net Realized Gains	—		—	—	—		—	(0.03)	—

Total Distributions to Shareholders	$(0.01)		$—	$—	$—		$—	$(0.03)	$—

Redemption fees(a)	—	(f)	— (f)	—	—		—	—	—

Net Asset Value, End of Period	$14.31		$13.45	$13.31	$9.80		$10.20	$7.72	$10.55

Total Return(b)	6.49	%(c)	1.05%	35.82%	(3.92	)%(c)	32.12%	(26.54)%	(2.59)%

Net Assets at End of Period (000’s Omitted)	$15,117		$11,593	$5,698	$6,027		$6,287	$4,755	$5,645

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.49	%(d)	(0.55)%	(0.74)%	(1.21	)%(d)	(1.02)%	(0.89)%	(0.96)%
Net Expenses	1.12	%(d)	1.10%	1.39%	1.45	%(d)	1.56%	1.60%	1.60%
Gross Expenses(e)	1.12	%(d)	1.10%	1.39%	1.45	%(d)	1.56%	1.66%	1.67%
Portfolio Turnover Rate	20	%(c)	58%	30%	1	%(c)	34%	70%	56%

*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$13.05

Net Investment Income (Loss)(a)	0.08
Net Realized And Unrealized Gains (Losses)	(0.09)

Total from Investment Operations	$(0.01)

Distributions:
from Net Investment Income	(0.23)
from Net Realized Gains	—

Total Distributions to Shareholders	$(0.23)

Redemption fees(a)	—

Net Asset Value, End of Period	$12.81

Total Return	(0.06	)%(b)

Net Assets at End of Period (000’s Omitted)	$10

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.02	%(c)
Net Expenses	0.76	%(c)
Gross Expenses(d)	0.76	%(c)
Portfolio Turnover Rate	24	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*	Commenced operations on October 19, 2012

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$12.30		$12.56	$9.69	$10.18		$8.34	$13.07	$16.03

Net Investment Income (Loss)(a)	0.12		0.15	0.16	0.01		0.15	0.20	0.19
Net Realized And Unrealized Gains (Losses)	0.62		(0.33)	2.83	(0.47)		1.89	(4.72)	(1.98)

Total from Investment Operations	$0.74		$(0.18)	$2.99	$(0.46)		$2.04	$(4.52)	$(1.79)

Distributions:
from Net Investment Income	(0.22)		(0.08)	(0.12)	(0.03)		(0.20)	(0.21)	(0.20)
from Net Realized Gains	—		—	—	—		—	—	(0.97)

Total Distributions to Shareholders	$(0.22)		$(0.08)	$(0.12)	$(0.03)		$(0.20)	$(0.21)	$(1.17)

Payments by affiliates	—		—	—	—	(e)	—	—	—
Redemption fees(a)	—	(e)	—	— (e)	—		— (e)	—	—

Net Asset Value, End of Period	$12.82		$12.30	$12.56	$9.69		$10.18	$8.34	$13.07

Total Return	6.03	%(b)	(1.35)%	30.90%	(4.47	)%(b)	24.52%	(34.73)%	(11.60)%

Net Assets at End of Period (000’s Omitted)	$136,000		$156,226	$177,918	$135,709		$147,337	$109,188	$196,954

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.86	%(c)	1.27%	1.34%	0.79	%(c)	1.51%	2.17%	1.33%
Net Expenses	0.92	%(c)	0.91%	0.93%	0.97	%(c)	1.03%	1.06%	0.97%
Gross Expenses(d)	0.92	%(c)	0.91%	0.93%	0.97	%(c)	1.03%	1.06%	0.97%
Portfolio Turnover Rate	24	%(b)	72%	64%	7	%(b)	62%	108%	47%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(g)		2010	2009	2008
Net Asset Value, Beginning Period	$12.36		$12.62	$9.74	$10.23		$8.37	$13.11	$16.05

Net Investment Income (Loss)(a)	0.10		0.13	0.10	—	(f)	0.11	0.16	0.11
Net Realized And Unrealized Gains (Losses)	0.63		(0.32)	2.84	(0.47)		1.90	(4.74)	(2.00)

Total from Investment Operations	$0.73		$(0.19)	$2.94	$(0.47)		$2.01	$(4.58)	$(1.89)

Distributions:
from Net Investment Income	(0.19)		(0.07)	(0.06)	—		(0.15)	(0.16)	(0.08)
from Net Realized Gains	—		—	—	(0.02)		—	—	(0.97)

Total Distributions to Shareholders	$(0.19)		$(0.07)	$(0.06)	$(0.02)		$(0.15)	$(0.16)	$(1.05)

Payments by affiliates	—		—	—	—	(f)	—	—	—
Redemption fees(a)	—		—	—	—		—	—	—

Net Asset Value, End of Period	$12.90		$12.36	$12.62	$9.74		$10.23	$8.37	$13.11

Total Return(b)	5.88	%(c)	(1.45)%	30.28%	(4.57	)%(c)	24.08%	(35.04)%	(12.15)%

Net Assets at End of Period (000’s Omitted)	$1,780		$2,201	$2,996	$4,868		$5,196	$5,116	$6,958

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.61	%(d)	1.07%	0.89%	0.34	%(d)	1.05%	1.67%	0.75%
Net Expenses	1.13	%(d)	1.11%	1.38%	1.42	%(d)	1.49%	1.58%	1.56%
Gross Expenses(e)	1.13	%(d)	1.11%	1.38%	1.42	%(d)	1.49%	1.58%	1.56%
Portfolio Turnover Rate	24	%(c)	72%	64%	7	%(c)	62%	108%	47%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier are for Class A Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.46

Net Investment Income (Loss)(a)	0.04
Net Realized And Unrealized Gains (Losses)	0.09

Total from Investment Operations	$0.13

Distributions:
from Net Investment Income	(0.06)
from Net Realized Gains	—

Total Distributions to Shareholders	$(0.06)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.53

Total Return	1.25	%(b)

Net Assets at End of Period (000’s Omitted)	$10

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.96	%(c)
Net Expenses (includes recoupment by the Adviser)	1.00	%(c)
Gross Expenses(d)	0.89	%(c)
Portfolio Turnover Rate	5	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
*	Commenced operations on October 19, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY FLEXIBLE VALUE FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	October 31,	October 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009(g)	2008	2007
Net Asset Value, Beginning Period	$9.68		$9.16	$7.33	$7.62		$6.16	$6.14	$10.38	$10.00

Net Investment Income (Loss)(a)	0.04		0.05	0.02	—	(e)	0.05	0.03	0.04	0.01
Net Realized And
Unrealized Gains (Losses)	0.86		0.50	1.83	(0.28)		1.45	0.02	(4.20)	0.38

Total from Investment Operations	$0.90		$0.55	$1.85	$(0.28)		$1.50	$0.05	$(4.16)	$0.39

Distributions:
from Net Investment Income	(0.05)		(0.03)	(0.02)	(0.01)		(0.04)	(0.03)	(0.05)	(0.01)
from Net Realized Gains	—		—	—	—		—	—	(0.03)	—
from Return of Capital	—		—	— (e)	—		—	— (e)	—	—

Total Distributions to Shareholders	$(0.05)		$(0.03)	$(0.02)	$(0.01)		$(0.04)	$(0.03)	$(0.08)	$(0.01)

Redemption fees(a)	—		—	— (e)	—		—	—	—	—

Net Asset Value, End of Period	$10.53		$9.68	$9.16	$7.33		$7.62	$6.16	$6.14	$10.38

Total Return	9.34	%(b)	5.98%	25.27%	(3.69	)%(b)	24.39%	0.88%	(40.37)%	3.93%

Net Assets at End of Period
(000’s Omitted)	$45,566		$37,477	$26,827	$18,108		$17,777	$12,416	$16,379	$12,997

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.76	%(c)	0.52%	0.28%	0.38	%(c)	0.61%	1.06%	0.46%	0.12%
Net Expenses (includes recoupment
or waiver by the Adviser)	1.15	%(c)	1.15%	1.15%	1.15	%(c)	1.11%	1.14%	1.10%	1.10%
Gross Expenses(d)	1.09	%(c)	1.18%	1.32%	1.48	%(c)	1.61%	2.18%	3.07%	5.06%
Portfolio Turnover Rate	5	%(b)	19%	33%	1	%(b)	22%	16%	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY FLEXIBLE VALUE FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	October 31,	October 31,
	(Unaudited)		2012	2011	2010(g)		2010	2009(h)	2008	2007
Net Asset Value, Beginning Period	$9.68		$9.17	$7.33	$7.62		$6.17	$6.14	$10.36	$10.41

Net Investment Income (Loss)(a)	0.02		0.03	0.01	—	(f)	0.02	0.02	0.02	(0.02)
Net Realized And
Unrealized Gains (Losses)	0.87		0.49	1.84	(0.29)		1.45	0.01	(4.21)	(0.03)

Total from Investment Operations	$0.89		$0.52	$1.85	$(0.29)		$1.47	$0.03	$(4.19)	$(0.05)

Distributions:
from Net Investment Income	(0.03)		(0.01)	(0.01)	—	(f)	(0.02)	— (f)	—	—
from Net Realized Gains	—		—	—	—		—	—	(0.03)	—
from Return of Capital	—		—	— (f)	—		—	— (f)	—	—

Total Distributions to Shareholders	$(0.03)		$(0.01)	$(0.01)	$—		$(0.02)	$— (f)	$(0.03)	$—

Redemption fees(a)	—		—	—	—		—	—	—	—

Net Asset Value, End of Period	$10.54		$9.68	$9.17	$7.33		$7.62	$6.17	$6.14	$10.36

Total Return(b)	9.22	%(c)	5.73%	25.18%	(3.75	)%(c)	23.88%	0.55%	(40.55)%	(0.48)%

Net Assets at End of Period
(000’s Omitted)	$1,191		$1,079	$1,259	$955		$992	$1,005	$1,080	$951

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.40	%(d)	0.32%	0.08%	0.18	%(d)	0.37%	0.79%	0.24%	(0.17)%
Net Expenses (includes recoupment
or waiver by the Adviser)	1.35	%(d)	1.35%	1.35%	1.35	%(d)	1.35%	1.42%	1.35%	1.35%
Gross Expenses(e)	1.31	%(d)	1.38%	1.53%	1.68	%(d)	1.85%	2.70%	4.32%	12.67%
Portfolio Turnover Rate	5	%(c)	19%	33%	1	%(c)	22%	16%	27%	19%
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers or recoupments.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.
*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(e)		2010	2009	2008
Net Asset Value, Beginning Period	$28.36		$29.56	$20.75	$21.67		$16.64	$25.32	$25.93

Net Investment Income (Loss)(a)	0.04		(0.21)	(0.21)	(0.02)		(0.23)	(0.23)	(0.32)
Net Realized And Unrealized Gains (Losses)	1.81		(0.72)	9.02	(0.90)		5.26	(8.09)	0.73

Total from Investment Operations	$1.85		$(0.93)	$8.81	$(0.92)		$5.03	$(8.32)	$0.41

Distributions:
from Net Realized Gains	(2.69)		(0.27)	—	—		—	(0.36)	(1.02)

Total Distributions to Shareholders	$(2.69)		$(0.27)	$—	$—		$—	$(0.36)	$(1.02)

Redemption fees(a)	—		—	—	—		—	—	—

Net Asset Value, End of Period	$27.52		$28.36	$29.56	$20.75		$21.67	$16.64	$25.32

Total Return	6.74	%(b)	(3.08)%	42.46%	(4.25	)%(b)	30.23%	(32.61)%	1.50%

Net Assets at End of Period (000’s Omitted)	$6,826		$6,944	$8,732	$7,065		$7,400	$6,931	$12,387

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.28	%(c)	(0.77)%	(0.80)%	(0.92	)%(c)	(1.12)%	(1.26)%	(1.29)%
Net Expenses	1.06	%(c)	1.11%	1.13%	1.17	%(c)	1.49%	1.65%	1.59%
Gross Expenses(d)	1.06	%(c)	1.11%	1.13%	1.17	%(c)	1.49%	1.65%	1.59%
Portfolio Turnover Rate	20	%(b)	66%	61%	7	%(b)	71%	90%	81%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$14.31		$15.07	$10.58	$11.06		$8.47	$13.17	$13.92

Net Investment Income (Loss)(a)	0.01		(0.11)	(0.11)	(0.01)		(0.10)	(0.09)	(0.12)
Net Realized And Unrealized Gains (Losses)	0.92		(0.38)	4.60	(0.47)		2.69	(4.25)	0.39

Total from Investment Operations	$0.93		$(0.49)	$4.49	$(0.48)		$2.59	$(4.34)	$0.27

Distributions:
from Net Realized Gains	(1.36)		(0.27)	—	—		—	(0.36)	(1.02)

Total Distributions to Shareholders	$(1.36)		$(0.27)	$—	$—		$—	$(0.36)	$(1.02)

Redemption fees(a)	—	(e)	— (e)	—	—	(e)	— (e)	—	—

Net Asset Value, End of Period	$13.88		$14.31	$15.07	$10.58		$11.06	$8.47	$13.17

Total Return	6.69	%(b)	(3.12)%	42.44%	(4.34	)%(b)	30.58%	(32.47)%	1.87%

Net Assets at End of Period (000’s Omitted)	$232,991		$215,311	$208,222	$139,647		$145,293	$95,007	$158,648

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.19	%(c)	(0.82)%	(0.85)%	(0.97	)%(c)	(0.95)%	(0.96)%	(0.94)%
Net Expenses	1.15	%(c)	1.16%	1.18%	1.22	%(c)	1.32%	1.35%	1.25%
Gross Expenses(d)	1.15	%(c)	1.16%	1.18%	1.22	%(c)	1.32%	1.35%	1.25%
Portfolio Turnover Rate	20	%(b)	66%	61%	7	%(b)	71%	90%	81%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(g)		2010	2009	2008
Net Asset Value, Beginning Period	$13.86		$14.65	$10.34	$10.80		$8.32	$12.99	$13.83

Net Investment Income (Loss)(a)	—		(0.14)	(0.18)	(0.01)		(0.14)	(0.13)	(0.20)
Net Realized And Unrealized Gains (Losses)	0.88		(0.38)	4.49	(0.45)		2.62	(4.18)	0.38

Total from Investment Operations	$0.88		$(0.52)	$4.31	$(0.46)		$2.48	$(4.31)	$0.18

Distributions:
from Net Realized Gains	(1.31)		(0.27)	—	—		—	(0.36)	(1.02)

Total Distributions to Shareholders	$(1.31)		$(0.27)	$—	$—		$—	$(0.36)	$(1.02)

Redemption fees(a)	—		— (f)	—	—		—	—	—

Net Asset Value, End of Period	$13.43		$13.86	$14.65	$10.34		$10.80	$8.32	$12.99

Total Return(b)	6.58	%(c)	(3.41)%	41.68%	(4.26	)%(c)	29.81%	(32.69)%	1.21%

Net Assets at End of Period (000’s Omitted)	$3,198		$2,875	$3,110	$4,075		$4,254	$2,615	$3,553

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.03	)%(d)	(1.07)%	(1.36)%	(1.42	)%(d)	(1.41)%	(1.46)%	(1.55)%
Net Expenses	1.37	%(d)	1.41%	1.69%	1.67	%(d)	1.78%	1.85%	1.85%
Gross Expenses(e)	1.37	%(d)	1.41%	1.69%	1.67	%(d)	1.78%	1.93%	2.07%
Portfolio Turnover Rate	20	%(c)	66%	61%	7	%(c)	71%	90%	81%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$16.77

Net Investment Income (Loss)(a)	0.14
Net Realized And Unrealized Gains (Losses)	0.69

Total from Investment Operations	$0.83

Distributions:
from Net Investment Income	(0.07)
from Net Realized Gains	—

Total Distributions to Shareholders	$(0.07)

Redemption fees(a)	—

Net Asset Value, End of Period	$17.53

Total Return	4.98	%(b)

Net Assets at End of Period (000’s Omitted)	$10

Ratios to Average Net Assets:
Net Investment Income	2.22	%(c)
Net Expenses	1.01	%(c)
Gross Expenses(d)	1.01	%(c)
Portfolio Turnover Rate	14	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on October 19, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009(g)
Net Asset Value, Beginning Period	$15.65		$16.89	$11.92	$13.03		$10.48	$10.00

Net Investment Income (Loss)(a)	0.17		0.10	0.11	0.01		(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	1.78		(0.51)	5.54	(1.12)		2.80	0.50

Total from Investment Operations	$1.95		$(0.41)	$5.65	$(1.11)		$2.78	$0.49

Distributions:
from Net Investment Income	(0.06)		(0.12)	(0.08)	—		(0.05)	—
from Net Realized Gains	—		(0.71)	(0.60)	—		(0.18)	—
from Return of Capital	—		—	—	—		—	(0.01)

Total Distributions to Shareholders	$(0.06)		$(0.83)	$(0.68)	$—		$(0.23)	$(0.01)

Redemption fees(a)	—	(e)	— (e)	— (e)	—		—	—

Net Asset Value, End of Period	$17.54		$15.65	$16.89	$11.92		$13.03	$10.48

Total Return	12.48	%(b)	(1.90)%	48.20%	(8.52	)%(b)	26.70%	4.86%

Net Assets at End of Period (000’s Omitted)	$238,581		$194,719	$107,537	$37,207		$37,629	$14,620

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.07	%(c)	0.64%	0.70%	0.91	%(c)	(0.14)%	(0.22)%
Net Expenses	1.16	%(c)	1.19%	1.24%	1.36	%(c)	1.47%	1.50%
Gross Expenses(d)	1.16	%(c)	1.19%	1.24%	1.36	%(c)	1.62%	2.91%
Portfolio Turnover Rate	14	%(b)	36%	67%	2	%(b)	82%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Commenced operations on December 31,2008
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Six Months
	Ended		Period
	December 31,		Ended
	2012		June 30,
	(Unaudited)		2012*
Net Asset Value, Beginning Period	$15.63		$16.39

Net Investment Income (Loss)(a)	0.17		0.07
Net Realized And Unrealized Gains (Losses)	1.75		(0.01)

Total from Investment Operations	$1.92		$0.06

Distributions:
from Net Investment Income	(0.03)		(0.11)
from Net Realized Gains	—		(0.71)

Total Distributions to Shareholders	$(0.03)		$(0.82)

Redemption fees(a)	—		—	(e)

Net Asset Value, End of Period	$17.52		$15.63

Total Return	12.32	%(b)	0.90	%(b)

Net Assets at End of Period (000’s Omitted)	$558		$418

Ratios to Average Net Assets:
Net Investment Income	1.98	%(c)	0.44	%(c)
Net Expenses	1.39	%(c)	1.39	%(c)
Gross Expenses(d)	1.39	%(c)	1.39	%(c)
Portfolio Turnover Rate	14	%(b)	36%

*	Advisor Shares commenced operations July 28, 2011. Information presented is for the period from July 28, 2011 to June 30, 2012.
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY OPPORTUNITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(e)		2010	2009	2008
Net Asset Value, Beginning Period	$14.97		$14.94	$11.03	$11.51		$9.40	$15.10	$15.38

Net Investment Income (Loss)(a)	—	(f)	(0.09)	(0.10)	(0.01)		(0.03)	(0.10)	(0.14)
Net Realized And Unrealized Gains (Losses)	1.03		0.12	4.01	(0.47)		2.14	(5.60)	(0.14)

Total from Investment Operations	$1.03		$0.03	$3.91	$(0.48)		$2.11	$(5.70)	$(0.28)

Redemption fees(a)	—		—	—	—		—	—	—

Net Asset Value, End of Period	$16.00		$14.97	$14.94	$11.03		$11.51	$9.40	$15.10

Total Return	6.88	%(b)	0.20%	35.45%	(4.17	)%(b)	22.45%	(37.75)%	(1.82)%

Net Assets at End of Period (000’s Omitted)	$8,216		$8,487	$11,692	$13,498		$14,863	$16,537	$29,740

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.00	%(c)	(0.59)%	(0.75)%	(0.84	)%(c)	(0.29)%	(0.96)%	(0.91)%
Net Expenses	1.50	%(c)	1.50%	1.50%	1.50	%(c)	1.50%	1.50%	1.50%
Gross Expenses(d)	1.79	%(c)	1.74%	1.78%	1.68	%(c)	1.75%	1.67%	1.70%
Portfolio Turnover Rate	10	%(b)	76%	65%	3	%(b)	97%	151%	131%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(f)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$11.06		$10.85	$10.81	$10.81		$10.62	$10.42	$10.29

Net Investment Income (Loss)(a)	0.11		0.25	0.25	0.02		0.25	0.31	0.37
Net Realized And Unrealized Gains (Losses)	0.03		0.26	0.04	—		0.19	0.21	0.13

Total from Investment Operations	$0.14		$0.51	$0.29	$0.02		$0.44	$0.52	$0.50

Distributions:
from Net Investment Income	(0.11)		(0.25)	(0.25)	(0.02)		(0.25)	(0.32)	(0.37)
from Net Realized Gains	(0.02)		(0.05)	—	—		—	—	—

Total Distributions to Shareholders	$(0.13)		$(0.30)	$(0.25)	$(0.02)		$(0.25)	$(0.32)	$(0.37)

Redemption fees(a)	—	(e)	— (e)	—	—	(e)	— (e)	— (e)	—

Net Asset Value, End of Period	$11.07		$11.06	$10.85	$10.81		$10.81	$10.62	$10.42

Total Return	1.26	%(b)	4.69%	2.74%	0.19	%(b)	4.21%	5.06%	4.93%

Net Assets at End of Period (000’s Omitted)	$267,914		$250,087	$188,180	$192,077		$187,288	$170,970	$94,001

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.95	%(c)	2.23%	2.33%	2.36	%(c)	2.32%	2.93%	3.55%
Net Expenses	0.51	%(c)	0.51%	0.51%	0.54	%(c)	0.62%	0.46%	0.27%
Gross Expenses(d)	0.51	%(c)	0.51%	0.51%	0.54	%(c)	0.62%	0.70%	0.77%
Portfolio Turnover Rate	7	%(b)	16%	29%	1	%(b)	8%	9%	10%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$11.37		$11.28	$11.23	$11.13		$10.76	$10.76	$10.46

Net Investment Income (Loss)(a)	0.11		0.24	0.31	0.03		0.38	0.42	0.49
Net Realized And Unrealized Gains (Losses)	0.09		0.36	0.11	0.10		0.38	0.02	0.35

Total from Investment Operations	$0.20		$0.60	$0.42	$0.13		$0.76	$0.44	$0.84

Distributions:
from Net Investment Income	(0.16)		(0.25)	(0.33)	(0.03)		(0.39)	(0.42)	(0.54)
from Net Realized Gains	(0.20)		(0.26)	(0.04)	—		—	(0.02)	—

Total Distributions to Shareholders	$(0.36)		$(0.51)	$(0.37)	$(0.03)		$(0.39)	$(0.44)	$(0.54)

Redemption fees(a)	—	(e)	— (e)	— (e)	—	(e)	— (e)	— (e)	— (e)

Net Asset Value, End of Period	$11.21		$11.37	$11.28	$11.23		$11.13	$10.76	$10.76

Total Return	1.75	%(b)	5.42%	3.84%	1.20	%(b)	7.17%	4.24%	7.70%

Net Assets at End of Period (000’s Omitted)	$286,155		$292,556	$255,847	$280,537		$270,658	$190,708	$142,412

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.84	%(c)	2.15%	2.75%	3.23	%(c)	3.45%	3.97%	4.54%
Net Expenses	0.50	%(c)	0.50%	0.52%	0.53	%(c)	0.61%	0.63%	0.58%
Gross Expenses(d)	0.50	%(c)	0.50%	0.52%	0.53	%(c)	0.61%	0.63%	0.58%
Portfolio Turnover Rate	37	%(b)	75%	84%	6	%(b)	25%	32%	56%
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2012		June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	(Unaudited)		2012	2011	2010(g)		2010	2009	2008
Net Asset Value, Beginning Period	$11.16		$11.08	$11.04	$10.95		$10.59	$10.60	$10.28

Net Investment Income (Loss)(a)	0.09		0.22	0.28	0.03		0.35	0.39	0.45
Net Realized And Unrealized Gains (Losses)	0.09		0.35	0.11	0.09		0.38	0.02	0.35

Total from Investment Operations	$0.18		$0.57	$0.39	$0.12		$0.73	$0.41	$0.80

Distributions:
from Net Investment Income	(0.14)		(0.23)	(0.31)	(0.03)		(0.37)	(0.40)	(0.48)
from Net Realized Gains	(0.20)		(0.26)	(0.04)	—		—	(0.02)	—

Total Distributions to Shareholders	$(0.34)		$(0.49)	$(0.35)	$(0.03)		$(0.37)	$(0.42)	$(0.48)

Redemption fees(a)	—		— (f)	—	—		—	—	—

Net Asset Value, End of Period	$11.00		$11.16	$11.08	$11.04		$10.95	$10.59	$10.60

Total Return(b)	1.67	%(c)	5.21%	3.60%	1.11	%(c)	6.98%	3.97%	7.47%

Net Assets at End of Period (000’s Omitted)	$18,667		$19,540	$22,647	$31,607		$31,415	$28,090	$23,519

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.62	%(d)	1.94%	2.54%	3.03	%(d)	3.24%	3.73%	4.25%
Net Expenses	0.72	%(d)	0.71%	0.72%	0.73	%(d)	0.82%	0.87%	0.86%
Gross Expenses(e)	0.72	%(d)	0.71%	0.72%	0.73	%(d)	0.82%	0.87%	0.86%
Portfolio Turnover Rate	37	%(c)	75%	84%	6	%(c)	25%	32%	56%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY TACTICAL BOND FUND

ADVISOR SHARES
	Six Months
	Ended		Period
	December 31,		Ended
	2012		June 30,
	(Unaudited)		2012(f)
Net Asset Value, Beginning Period	$9.68		$10.00

Net Investment Income (Loss)(a)	(0.03)		(0.04)
Net Realized And Unrealized Gains (Losses)	0.35		(0.27)

Total from Investment Operations	$0.32		$(0.31)

Distributions:
from Net Investment Income	(0.20)		(0.01)

Total Distributions to Shareholders	$(0.20)		$(0.01)

Redemption fees(a)	—	(e)	—	(e)

Net Asset Value, End of Period	$9.80		$9.68

Total Return	3.35	%(b)	(3.09	)%(b)

Net Assets at End of Period (000’s Omitted)	$23,671		$29,541

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.51	)%(c)	(0.56	)%(c)
Net Expenses	1.49	%(c)	1.40	%(c)
Gross Expenses(d)	1.49	%(c)	1.40	%(c)
Portfolio Turnover Rate	520	%(b)	1290	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$11.07

Net Investment Income(a)	0.09
Net Realized And Unrealized Gains	(0.21)

Total from Investment Operations	$(0.12)

Distributions:
from Net Investment Income	(0.09)
from Net Realized Gains	(0.08)

Total Distributions to Shareholders	$(0.17)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.78

Total Return	(1.15	)%(b)

Net Assets at End of Period (000’s Omitted)	$10

Ratios to Average Net Assets:
Net Investment Income (Loss)	3.06	%(c)
Net Expenses	0.75	%(c)
Gross Expenses(d)	0.75	%(c)
Portfolio Turnover Rate	6	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on October 19, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended		Period
	December 31,		Ended
	2012		June 30,
	(Unaudited)		2012(f)
Net Asset Value, Beginning Period	$10.49		$10.00

Net Investment Income(a)	$0.16		$0.15
Net Realized And Unrealized Gains	0.35		0.46

Total from Investment Operations	$0.51		$0.61

Distributions:
from Net Investment Income	(0.14)		(0.12)
from Net Realized Gains	(0.08)		—

Total Distributions to Shareholders	$(0.22)		$(0.12)

Redemption fees(a)	—	(e)	—	(e)

Net Asset Value, End of Period	$10.78		$10.49

Total Return	4.83	%(b)	6.11	%(b)

Net Assets at End of Period (000’s Omitted)	$148,759		$106,075

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.84	%(c)	2.80	%(c)
Net Expenses	0.97	%(c)	0.99	%(c)
Gross Expenses(d)	0.97	%(c)	0.99	%(c)
Portfolio Turnover Rate	6	%(b)	14	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Six Months
	Ended		Period
	December 31,		Ended
	2012		June 30,
	(Unaudited)		2012(f)
Net Asset Value, Beginning Period	$10.48		$10.00

Net Investment Income(a)	0.15		0.14
Net Realized And Unrealized Gains (Losses)(a)	0.35		0.46

Total from Investment Operations	$0.50		$0.60

Distributions:
from Net Investment Income	(0.13)		(0.12)
from Net Realized Gains	(0.08)		—

Total Distributions to Shareholders	$(0.21)		$(0.12)

Redemption fees(a)	—		—	(e)

Net Asset Value, End of Period	$10.77		$10.48

Total Return	4.73	%(b)	5.95	%(b)

Net Assets at End of Period (000’s Omitted)	$967		$636

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.67	%(c)	2.60	%(c)
Net Expenses	1.20	%(c)	1.19	%(c)
Gross Expenses(d)	1.20	%(c)	1.19	%(c)
Portfolio Turnover Rate	6	%(b)	14	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY WINSLOW SUSTAINABILITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	0.01
Net Realized And Unrealized Gains	0.61

Total from Investment Operations	$0.62

Distributions:
from Net Investment Income	—
from Net Realized Gains	(0.01)

Total Distributions to Shareholders	$(0.01)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.61

Total Return	6.16	%(b)

Net Assets at End of Period (000’s Omitted)	$25,562

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.10	%(c)
Net Expenses	0.90	%(c)
Gross Expenses(d)	0.90	%(c)
Portfolio Turnover Rate	17	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on June 29, 2012, however, no income or expenses were earned or incurred by the Fund until July 1, 2012. Therefore, no information is presented for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY WINSLOW SUSTAINABILITY FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	—
Net Realized And Unrealized Gains	0.61

Total from Investment Operations	$0.61

Distributions:
from Net Investment Income	—
from Net Realized Gains	(0.01)

Total Distributions to Shareholders	$(0.01)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.60

Total Return	6.06	%(b)

Net Assets at End of Period (000’s Omitted)	$10,931

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.05	)%(c)
Net Expenses	1.05	%(c)
Gross Expenses(d)	1.05	%(c)
Portfolio Turnover Rate	17	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on June 29, 2012, however, no income or expenses were earned or incurred by the Fund until July 1, 2012. Therefore, no information is presented for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY WINSLOW SUSTAINABILITY FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	(0.02)
Net Realized And Unrealized Gains (Losses)	0.62

Total from Investment Operations	$0.60

Distributions:
from Net Investment Income	—
from Net Realized Gains	(0.01)

Total Distributions to Shareholders	$(0.01)

Redemption fees(a)	—	(e)

Net Asset Value, End of Period	$10.59

Total Return	5.96	%(b)

Net Assets at End of Period (000’s Omitted)	$125,556

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.30	)%(c)
Net Expenses	1.30	%(c)
Gross Expenses(d)	1.30	%(c)
Portfolio Turnover Rate	17	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on June 29, 2012, however, no income or expenses were earned or incurred by the Fund until July 1, 2012. Therefore, no information is presented for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY TAX EXEMPT BOND FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	0.06
Net Realized And Unrealized Gains	0.14

Total from Investment Operations	$0.20

Distributions:
from Net Investment Income	(0.06)
from Net Realized Gains	(0.04)

Total Distributions to Shareholders	$(0.10)

Redemption fees(a)	—	(e)

Net Asset Value, End of Period	$10.10

Total Return	1.94	%(b)

Net Assets at End of Period (000’s Omitted)	$167,871

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.23	%(c)
Net Expenses	0.54	%(c)
Gross Expenses(d)	0.54	%(c)
Portfolio Turnover Rate	44	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on June 29, 2012, however, no income or expenses were earned or incurred by the Fund until July 1, 2012. Therefore, no information is presented for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	—	(e)
Net Realized And Unrealized Gains	0.16

Total from Investment Operations	$0.16

Distributions:
from Net Investment Income	—	(e)
from Net Realized Gains	—

Total Distributions to Shareholders	$—	(e)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.16

Total Return	1.64	%(b)

Net Assets at End of Period (000’s Omitted)	$70,474

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.78	%(c)
Net Expenses	1.29	%(c)
Gross Expenses(d)	1.29	%(c)
Portfolio Turnover Rate	10	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on December 12, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EMERGING MARKETS FUND

INVESTOR SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	—	(e)
Net Realized And Unrealized Gains	0.16

Total from Investment Operations	$0.16

Distributions:
from Net Investment Income	—	(e)
from Net Realized Gains	—

Total Distributions to Shareholders	$—	(e)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.16

Total Return	1.63	%(b)

Net Assets at End of Period (000’s Omitted)	$3,776

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.63	%(c)
Net Expenses	1.44	%(c)
Gross Expenses(d)	1.44	%(c)
Portfolio Turnover Rate	10	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on December 12, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EMERGING MARKETS FUND

ADVISOR SHARES
	Period Ended
	December 31,
	2012*
	(Unaudited)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	—	(e)
Net Realized And Unrealized Gains (Losses)	0.16

Total from Investment Operations	$0.16

Distributions:
from Net Investment Income	—	(e)
from Net Realized Gains	—

Total Distributions to Shareholders	$—	(e)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.16

Total Return	1.63	%(b)

Net Assets at End of Period (000’s Omitted)	$167

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.37	%(c)
Net Expenses	1.69	%(c)
Gross Expenses(d)	1.69	%(c)
Portfolio Turnover Rate	10	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Commenced operations on December 12, 2012.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
December 31, 2012 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Tactical Bond Fund (“Tactical Bond Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Winslow Sustainability Fund (“Winslow Sustainability Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”) and Brown Advisory Emerging Markets Fund (“Emerging Markets Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company.  Prior to October 19, 2012, the Funds, except for the Winslow Sustainability Fund, Tax Exempt Bond Fund and Emerging Markets Fund, were series of Professionally Managed Portfolios Trust.

The Funds commenced operations as follows:

	Institutional	Investor	Advisor
	Shares	Shares*	Shares**
Growth Equity Fund	10/19/2012	6/28/1999	5/18/2006
Value Equity Fund	10/19/2012	1/28/2003	4/25/2006
Flexible Value Fund	10/19/2012	11/30/2006	1/24/2007
Small-Cap Growth Fund	9/20/2002 ***	6/28/1999	4/25/2006
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008	7/28/2011
Opportunity Fund	—	6/29/1998	—
Maryland Bond Fund	—	12/21/2000	—
Intermediate Income Fund	—	11/2/1995	5/13/1991
Tactical Bond Fund	—	9/30/2011	9/30/2011
Equity Income Fund	10/19/2012	12/29/2011	12/29/2011
Winslow Sustainability Fund	6/29/2012	6/29/2012	6/29/2012
Tax Exempt Bond Fund	—	6/29/2011	—
Emerging Markets Fund	12/12/2012	12/12/2012	12/12/2012

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses.  Each share class has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund and Tactical Bond Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital.  Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.  Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth.  Winslow Sustainability Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies.  Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds.  The investment objective of the Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets.

Notes to Financial Statements
December 31, 2012 (Unaudited)

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of December 31, 2012, the Small-Cap Growth Fund held fair valued securities with a market value of $1,857,879 or 0.8% of total net assets.

As described above, the Funds’ utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements
December 31, 2012 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012:

	Level 1	Level 2	Level 3
Growth Equity Fund^
Common Stocks	$1,121,649,874	$—	$—
Short-Term Investments	36,798,325	—	—
Total Investments in Securities	$1,158,448,199	$—	$—

	Level 1	Level 2	Level 3
Value Equity Fund^
Common Stocks	$133,030,982	$—	$—
Short-Term Investments	3,515,818	—	—
Total Investments in Securities	$136,546,800	$—	$—

	Level 1	Level 2	Level 3
Flexible Value Fund^
Common Stocks	$44,417,027	$—	$—
Warrants	250,410	—	—
Short-Term Investments	1,079,045	—	—
Total Investments in Securities	$45,746,482	$—	$—

	Level 1	Level 2	Level 3
Small-Cap Growth Fund^
Common Stocks	$232,594,784	$—	$—
Private Placements	—	—	1,857,878
Short-Term Investments	9,286,347	—	—
Total Investments in Securities	$241,881,131	$—	$1,857,878

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund^
Common Stocks	$223,411,697	$—	$—
Real Estate Investment Trusts	4,746,201	—	—
Short-Term Investments	17,030,813	—	—
Total Investments in Securities	$245,188,711	$—	$—

	Level 1	Level 2	Level 3
Opportunity Fund^
Common Stocks	$8,121,232	$—	$—
Short-Term Investments	100,055	—	—
Total Investments in Securities	$8,221,287	$—	$—

	Level 1	Level 2	Level 3
Maryland Bond Fund^
Municipal Bonds	$—	$252,037,152	$—
Short-Term Investments	17,566,972	—	—
Total Investments in Securities	$17,566,972	$252,037,152	$—

Notes to Financial Statements
December 31, 2012 (Unaudited)

	Level 1	Level 2	Level 3
Intermediate Income Fund^
Corporate Bonds & Notes	$—	$106,287,239	$—
Mortgage Backed Securities	—	93,651,848	—
Municipal Bonds	—	18,354,095	—
FHLB Notes	—	7,196,700	—
U.S. Government Securities	—	41,887,606	—
Asset-Backed Securities	—	2,209,687	—
Short-Term Investments	30,738,666	—	—
Total Investments in Securities	$30,738,666	$269,587,175	$—

	Level 1	Level 2	Level 3
Tactical Bond Fund^
U.S. Government Securities	$—	$14,831,410	$—
Short-Term Investments	345,193	7,493,963	—
Total Investments in Securities	$345,193	$22,325,373	$—
Credit Default Swaps	$—	$147,206	$—

	Level 1	Level 2	Level 3
Equity Income Fund^
Common Stocks	$134,824,097	$—	$—
Preferred Stocks	5,489,889	—	—
Real Estate Investment Trusts	3,900,744	—	—
Short-Term Investments	6,722,926	—	—
Total Investments in Securities	$150,937,656	$—	$—

	Level 1	Level 2	Level 3
Winslow Sustainability Fund^
Common Stocks	$158,896,553	$—	$—
Short-Term Investments	3,747,390	—	—
Total Investments in Securities	$162,643,943	$—	$—

	Level 1	Level 2	Level 3
Tax Exempt Bond Fund^
Municipal Bonds	$—	$161,312,517	$—
Short-Term Investments	4,479,950	—	—
Total Investments in Securities	$4,479,950	$161,312,517	$—

	Level 1	Level 2	Level 3
Emerging Markets Fund^
Common Stocks	$12,911,803	$47,724,102	$—
Exchange Traded Funds	2,911,210
Preferred Stocks	563,394	—	—
Short-Term Investments	14,706,949	—	—
Total Investments in Securities	$31,093,356	$47,724,102	$—

^See Schedule of Investments for industry breakouts.

None of the Funds had transfers into or out of Levels 1, 2 and 3 during the six months ended December 31, 2012.

Notes to Financial Statements
December 31, 2012 (Unaudited)

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Investments in Private Placement
Balance as of June 30, 2012	$1,569,903
Change in Unrealized Appreciation/Depreciation	98,207
Returns of capital	(35,000)
Net Purchases/(Sales)	224,769
Balance as of December 31, 2012	$1,857,879

The inputs utilized in valuing these securities consists of annual audited financial statements and quarterly capital statements provided by the issuer.  These valuations are then adjusted for any additional capital contributions made by the Fund prior to receipt of the next quarterly capital statement.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence.  Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.  Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.  Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gain or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

D. Options – The Funds may invest in options.  When a Fund writes and option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund.  A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

No options were held by the Funds during the six months ended December 31, 2012.

Notes to Financial Statements
December 31, 2012 (Unaudited)

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly.  Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund and quarterly for the Equity Income Fund.  The remaining Funds declare and pay net investment income, if any, at least annually.  Distributions to shareholders of net capital gains, if any, are declared and paid at least annually.  Distributions are recorded on the ex-dividend date.

F. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2012.  The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G. Redemption Fees – A shareholder who redeems or exchanges shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

H. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

J. Recent Accounting Pronouncements – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  At this time, Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 3. Commitments and Other Related Party Transactions

Investment Adviser – The Adviser does business under the name of Brown Advisory, LLC.  Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Notes to Financial Statements
December 31, 2012 (Unaudited)

Annual Advisory Fee
Growth Equity Fund	0.60%
Value Equity Fund	0.60%
Flexible Value Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Opportunity Fund	0.85%
Maryland Bond Fund	0.30%
Intermediate Income Fund	0.30%
Tactical Bond Fund	0.60%
Equity Income Fund	0.60%
Winslow Sustainability Fund	0.60%
Tax Exempt Bond Fund	0.30%
Emerging Markets Fund	0.90%

The Adviser is also entitled to receive a business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.

Fee Waivers and Expense Reimbursements – The Adviser contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Value Equity Fund	1.00%	1.15%	1.35%
Flexible Value Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Opportunity Fund	1.35%	1.50%	1.70%
Maryland Bond Fund	0.55%	0.60%	0.80%
Intermediate Income Fund	0.55%	0.60%	0.80%
Tactical Bond Fund	1.40%	1.55%	1.75%
Equity Income Fund	1.00%	1.15%	1.35%
Winslow Sustainability Fund	1.00%	1.15%	1.35%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Emerging Markets Fund	1.60%	1.75%	2.00%

These expense caps are in place indefinitely.  For the six months ended December 31, 2012, the Adviser waived $12,444 in expenses for the Opportunity Fund and recouped $13,467 in previously waived expenses from the Flexible Value Fund.  The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  At December 31, 2012, the cumulative amounts of previously waived fees that the Adviser may recoup from the Flexible Value Fund and Opportunity Fund were $54,370 and $76,886, respectively.  The Adviser may recoup portions of the above amounts no later than the dates below:

	June 30,
	2013	2014	2015	2016
Flexible Value Fund	$3,588	$41,737	$9,045	$—
Opportunity Fund	6,276	35,673	22,493	12,444

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  The Distributor is an affiliate of the Administrator.

Notes to Financial Statements
December 31, 2012 (Unaudited)

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund and Tax Exempt Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser.

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent.  Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank N.A. is an affiliate of the Administrator.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended December 31, 2012 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$332,748,328	$205,569,051
Value Equity Fund	35,813,664	66,611,774
Flexible Value Fund	5,639,992	1,917,927
Small-Cap Growth Fund	57,318,113	45,039,543
Small-Cap Fundamental Value Fund	49,175,013	28,910,676
Opportunity Fund	792,924	1,438,604
Maryland Bond Fund	34,876,828	16,390,372
Intermediate Income Fund	106,083,073	114,145,710
Tactical Bond Fund	87,745,328	90,041,439
Equity Income Fund	46,464,280	7,525,058
Winslow Sustainability Fund	157,107,757	12,044,502
Tax Exempt Bond Fund	212,703,214	51,402,009
Emerging Markets Fund	66,198,102	3,232,883

The Intermediate Income Fund purchased and sold $16,144,415 and $24,136,354, respectively, in U.S. Government securities for the six months ended December 31, 2012.  The Tactical Bond Fund purchased and sold $42,890,592 and $46,226,504, respectively, in U.S. Government securities for the six months ended December 31, 2012.  Purchases and sales of U.S. Government securities are included in the table above and include U.S. Treasury Bonds and Notes.

The cost basis of investments for federal income tax purposes at December 31, 2012 were as follows:

					Small-Cap
	Growth Equity	Value Equity	Flexible Value	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Cost of Investments	$1,014,302,902	$124,285,229	$35,845,196	$202,019,422	$210,276,271
Gross tax unrealized appreciation	154,352,680	15,257,073	10,063,285	48,382,622	38,027,817
Gross tax unrealized depreciation	(10,207,383)	(2,995,502)	(161,999)	(6,663,035)	(3,115,377)
Net tax unrealized appreciation	$144,145,297	$12,261,571	$9,901,286	$41,719,587	$34,912,440

	Opportunity	Maryland	Intermediate	Tactical	Equity
	Fund	Bond Fund	Income Fund	Bond Fund	Income Fund
Cost of Investments	$7,078,011	$258,345,856	$289,245,650	$22,561,345	$142,455,954
Gross tax unrealized appreciation	1,384,649	11,742,195	11,264,377	130,857	10,757,469
Gross tax unrealized depreciation	(241,373)	(483,927)	(184,186)	(21,636)	(2,275,767)
Net tax unrealized appreciation	$1,143,276	$11,258,268	$11,080,191	$109,221	$8,481,702

Notes to Financial Statements
December 31, 2012 (Unaudited)

	Winslow
	Sustainability	Tax Exempt	Emerging
	Fund	Bond Fund	Markets Fund
Cost of Investments	$149,320,998	$165,131,854	$77,679,622
Gross tax unrealized appreciation	19,289,880	1,152,461	1,500,078
Gross tax unrealized depreciation	(5,966,935)	(491,848)	(362,108)
Net tax unrealized appreciation	$13,322,945	$660,613	$1,137,970

Because tax adjustments are calculated annually, the above tables reflect the tax adjustments outstanding at the Fund’s previous fiscal year end (if applicable).

Note 5. Distributions to Shareholders

Distributions during the periods noted were characterized for tax purposes as follows (tax character for the six months ended December 31, 2012 are estimated):

	Tax Exempt Income		Ordinary Income
	December 31,	June 30,	December 31,	June 30,
	2012	2012	2012	2012
Growth Equity Fund	$—	$—	$2,055,056	$—
Value Equity Fund	—	—	2,425,705	1,093,290
Flexible Value Fund	—	—	233,792	86,530
Small-Cap Growth Fund	—	—	—	—
Small-Cap Fundamental Value Fund	—	—	863,995	3,721,134
Opportunity Fund	—	—	—	—
Maryland Bond Fund	2,521,332	4,918,773	45,028	6,808
Intermediate Income Fund	—	—	8,168,093	7,508,580
Tactical Bond Fund	—	—	492,870	41,204
Equity Income Fund	—	—	2,537,121	1,142,312
Winslow Sustainability Fund	—	—	95,541	—
Tax Exempt Bond Fund	834,316	—	580,068	—
Emerging Markets Fund	—	N/A	26,201	N/A

	Long-Term Capital Gain^
	December 31,	June 30,
	2012	2012
Growth Equity Fund	$—	$—
Value Equity Fund	—	—
Flexible Value Fund	—	—
Small-Cap Growth Fund	21,935,224	3,970,843
Small-Cap Fundamental Value Fund	—	2,386,326
Opportunity Fund	—	—
Maryland Bond Fund	410,674	923,336
Intermediate Income Fund	1,416,508	5,520,481
Tactical Bond Fund	—	—
Equity Income Fund	379,542	—
Winslow Sustainability Fund	—	—
Tax Exempt Bond Fund	—	—
Emerging Markets Fund	—	N/A

^Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Notes to Financial Statements
December 31, 2012 (Unaudited)

At June 30, 2012 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

					Small-Cap
	Growth Equity	Value Equity	Flexible Value	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Net tax unrealized appreciation	$80,788,893	$9,920,667	$6,374,772	$39,520,829	$19,896,411
Net unrealized appreciation on foreign receivables	603	—	81	—	—
Undistributed ordinary income	—	1,543,545	78,555	—	343,992
Undistributed long-term capital gain	—	—	—	10,863,835	—
Total distributable earnings	—	1,543,545	78,555	10,863,835	343,992
Other accumulated loss	(7,787,559)	(28,265,278)	(5,610,187)	(979,133)	(13,378,359)
Total accumulated earnings (losses)	$73,001,937	$(16,801,066)	$843,221	$49,405,531	$6,862,044

	Opportunity	Maryland	Intermediate	Tactical	Equity
	Fund	Bond Fund	Income Fund	Bond Fund	Income Fund
Net tax unrealized appreciation	$564,483	$10,457,170	$11,094,801	$49,585	$4,943,716
Net unrealized appreciation on foreign receivables	—	—	—	—	—
Undistributed ordinary income*	—	422,863	5,178,770	101,248	1,179
Undistributed long-term capital gain	—	410,665	978,784	—	867,656
Total distributable earnings	—	833,528	6,157,554	101,248	868,835
Other accumulated loss	(38,479,304)	(378,005)	(356,276)	(1,107,347)	—
Total accumulated earnings (losses)	$(37,914,821)	$10,912,693	$16,896,079	$(956,514)	$5,812,551

* Amounts shown for Maryland Bond Fund is tax exempt.

Note 6.  Concentration of Risk

Maryland Bond Fund, Tactical Bond Fund and Tax Exempt Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers.  Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally.  These factors may have and adverse affect on the issuer’s ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.  Generally bond prices fall when interest rates rise and vice versa.  This effect is usually more pronounced for longer-term securities.

Note 7. Credit Default Swap Agreements

The Tactical Bond Fund may invest in Credit default swap agreements.  Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index.  As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising

Notes to Financial Statements
December 31, 2012 (Unaudited)

the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index.  A credit index is a basket of credit instruments or exposures typically designed to be representative of some part of the credit market as a whole.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector.  Credit indices are typically traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2012 is as follows:

Unrealized
	Derivatives not accounted	Statement of Assets	Appreciation
Fund	for as hedging instruments	and Liabilities Location	(Depreciation)
Tactical Bond Fund	Credit Default Swap Contracts	Unrealized appreciation
		(depreciation) on swaps	$147,206

The effect of derivative instruments on the Statements of Operations for the six months ended December 31, 2012 is as follows:

Change in Unrealized
Appreciation
	Derivatives not accounted	Location of Gain (Loss) on	Realized Gain (Loss)	(Depreciation)
Fund	for as hedging instruments	Derivatives in income	on Derivatives	on Derivatives
Tactical Bond Fund	Credit Default Swap Contracts	Net Realized and
		Unrealized Gain (Loss)	$708,703	($7,747)

Note 8. Merger of Funds

As of the close of business on October 19, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Winslow Green Growth Fund (“Green Growth Fund”) were transferred to the Winslow Sustainability Fund in exchange for shares of the Brown Advisory Winslow Sustainability Fund of equal value.  The purpose of the transaction was to combine two funds with comparable investment objectives and strategies.  Institutional Shares of the Green Growth Fund were exchanged for Institutional Shares of the Winslow Sustainability Fund and Investor Shares of the Green Growth Fund were exchanged for Advisor Shares of the Winslow Sustainability Fund.  The exchange ratio was 1.386 for Institutional Shares and 1.362 for Investor into Advisor Shares.  The net asset values of the Winslow Sustainability Fund’s Institutional and Advisor Shares on the close of business October 19, 2012 after the reorganization were $10.14 and $10.13, respectively.  A total of 2,612,191 Institutional Shares and 12,491,495 Advisor Shares were issued to the shareholders of the Green Growth Fund in the exchange.  The exchange was a tax-free event to Green Growth Fund shareholders.  For financial reporting purposes, assets received and shares issued by the Winslow Sustainability Fund were recorded at fair value; however, the cost basis of investments received from the Green Growth Fund was carried forward to align ongoing reporting of the Winslow Sustainability Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements
December 31, 2012 (Unaudited)

The components of net assets immediately before the acquisition were as follows:

			Accumulated	Net
		Accumulated	net realized	Unrealized
	Capital	net investment	gain/(loss) on	Appreciation/	Net
	Stock	income/(loss)	investments	(Depreciation)	Assets
Winslow Sustainability Fund	$8,836,542	$(5,164)	$(3,291)	$99,040	$8,927,127
Green Growth Fund	274,619,904	(1,196,207)	(126,674,711)	6,281,597	$153,030,583
Total	$283,456,446	$(1,201,371)	$(126,678,002)	$6,380,637	$161,957,710

Expense Example For the Six Months/Period Ended December 31, 2012 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2012*	December 31, 2012	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return*	$1,000	$1,009	$1.51	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.82	0.75%
Investor Shares
Actual Return	$1,000	$1,066	$4.69	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.58	0.90%
Advisor Shares
Actual Return	$1,000	$1,065	$5.83	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.70	1.12%

Expense Example For the Six Months/Period Ended December 31, 2012 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2012*	December 31, 2012	During the Period*	Ratio*
Value Equity Fund
Institutional Shares
Actual Return*	$1,000	$ 999	$1.52	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.87	0.76%
Investor Shares
Actual Return	$1,000	$1,060	$4.78	0.92%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.69	0.92%
Advisor Shares
Actual Return	$1,000	$1,059	$5.86	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.75	1.13%

Flexible Value Fund
Institutional Shares
Actual Return*	$1,000	$1,013	$2.10	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.09	1.00%
Investor Shares
Actual Return	$1,000	$1,093	$6.07	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.85	1.15%
Advisor Shares
Actual Return	$1,000	$1,092	$7.12	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.87	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$1,067	$5.52	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.40	1.06%
Investor Shares
Actual Return	$1,000	$1,067	$5.99	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.85	1.15%
Advisor Shares
Actual Return	$1,000	$1,066	$7.13	1.37%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.97	1.37%

Small-Cap Fundamental Value Fund
Institutional Shares*
Actual Return	$1,000	$1,050	$2.07	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.14	1.01%
Investor Shares
Actual Return	$1,000	$1,125	$6.21	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.90	1.16%
Advisor Shares
Actual Return	$1,000	$1,123	$7.44	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.07	1.39%

Opportunity Fund
Investor Shares
Actual Return	$1,000	$1,069	$7.82	1.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63	1.50%

Expense Example For the Six Months/Period Ended December 31, 2012 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2012*	December 31, 2012	During the Period*	Ratio*
Maryland Bond Fund
Investor Shares
Actual Return	$1,000	$1,013	$2.59	0.51%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.60	0.51%

Intermediate Income Fund
Investor Shares
Actual Return	$1,000	$1,018	$2.54	0.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.55	0.50%
Advisor Shares
Actual Return	$1,000	$1,017	$3.66	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.67	0.72%

Tactical Bond Fund
Advisor Shares
Actual Return	$1,000	$1,034	$7.64	1.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.58	1.49%

Equity Income Fund
Institutional Shares
Actual Return*	$1,000	$ 989	$1.49	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.82	0.75%
Investor Shares
Actual Return	$1,000	$1,048	$5.01	0.97%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.94	0.97%
Advisor Shares
Actual Return	$1,000	$1,047	$6.19	1.20%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.11	1.20%

Winslow Sustainability Fund
Institutional Shares
Actual Return	$1,000	$1,062	$4.68	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.58	0.90%
Investor Shares
Actual Return	$1,000	$1,061	$5.45	1.05%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.35	1.05%
Advisor Shares
Actual Return	$1,000	$1,060	$6.75	1.30%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.61	1.30%

Tax Exempt Bond Fund
Investor Shares
Actual Return	$1,000	$1,019	$2.75	0.54%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.75	0.54%

Expense Example For the Six Months/Period Ended December 31, 2012 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2012*	December 31, 2012	During the Period*	Ratio*
Emerging Markets Fund
Institutional Shares
Actual Return*	$1,000	$1,107	$0.68	1.29%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.56	1.29%
Investor Shares
Actual Return*	$1,000	$1,016	$0.76	1.44%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.32	1.44%
Advisor Shares
Actual Return*	$1,000	$1,016	$0.89	1.69%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.59	1.69%

*
The calculations are based on expenses incurred during the most recent six-month period, except for the Actual Return Calculations for the Institutional Share Classes for the Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Fundamental Value Fund and Equity Income Fund which are calculated for the period since October 19, 2012, the inception of the share class, and except for the Emerging Markets Fund for which the Actual Return calculations are since December 12, 2012, the inception of the Fund.  The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days in the period divided by the number of days in the Funds’ current fiscal year.  All Hypothetical return calculations are for the six month period from July 1, 2012 to December 31, 2012.

Approval of Investment Advisory Agreement (Unaudited)

1.  Board of Trustees Approval of the Trust’s Investment Advisory Agreement (with respect to  each of the Funds other than the Brown Advisory Emerging Markets Fund)

The Funds comprising the Trust currently consist of: (1) the initial two Funds in the Trust, the Brown Advisory Tax Exempt Fund and the Brown Advisory Winslow Sustainability Fund (the “Initial Funds”) which commenced investment operations on June 29, 2012; (2) ten other Funds (the “Successor Funds”) consisting of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund and Brown Advisory Equity Income Fund, each of which commenced investment operations on October 19, 2012, and which were organized to serve as the successors to certain mutual funds (the “Predecessor Funds”) that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by Brown Advisory, LLC (“Brown Advisory” or the “Adviser”) and that were merged with and into the Successor Funds as part of a reorganization transaction that became effective on October 19, 2012; and (3) the Brown Advisory Emerging Markets Fund, which commenced investment operations on December 12, 2012.

The discussion in this section addresses matters solely with respect to the Board’s consideration of matters involving the approval of the adoption of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Initial Funds and the Successor Funds, and Brown Advisory that took place at the May 2, 2012 organizational meeting of the Board of Trustees (the Initial Funds and the Successor Funds are referred to collectively in this section as the “Funds”).  A separate discussion addressing matters considered by the Board of Trustees solely in connection with their consideration of the approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement with respect to the Brown Advisory Emerging Markets Fund, which took place at the October 26, 2012 meeting of the Board of Trustees, is set forth immediately following this section.

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds was required to consider the initial adoption of the Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to adopt the Investment Advisory Agreement between the Adviser and the Trust with respect to each of the Funds, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Predecessor Funds, the investment performance of certain separate accounts managed by the Adviser having similar investment objectives and strategies as each of the Initial Funds, and information regarding the estimated fees and expenses of the Funds, as compared to other similar mutual funds.

At an in-person meeting of the Board of Trustees held on May 2, 2012, the Board reviewed and considered the adoption of the Investment Advisory Agreement.  In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each of the Funds through October 31, 2014, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to each of the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the adoption of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the Investment Advisory Agreement with respect to each Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

Approval of Investment Advisory Agreement (Unaudited)

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Predecessor Funds, Brown Advisory’s management capabilities demonstrated with respect to the Predecessor Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Predecessor Funds and those separate accounts managed by the Adviser having similar investment objectives and strategies as each of the Initial Funds.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the Predecessor Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services expected to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the expense data that was provided to the Board, the Trustees determined that the overall projected expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2014, subject to recoupment by the Adviser of certain amounts under specified circumstances.  The Board considered Brown Advisory’s projected level of profitability with respect to the Funds, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  The Board considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services to be provided to the Funds and the Board noted that the fees to be charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory and other services to be provided to the Funds by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the projected size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees noted that they will have the opportunity to periodically re-examine whether any of the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on applicable Funds could be considered.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders.  In addition, the Trustees determined that the Funds will benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s  provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services to be provided and the necessity of the services for the Funds’ operations.

Other Considerations.  In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to

Approval of Investment Advisory Agreement (Unaudited)

reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In considering information regarding the investment management fees payable by the Funds to the Adviser under the Agreement, the Board also took note of the business management fees that are payable by each of the Funds to Brown Advisory under the terms of the Business Management Agreement.  In considering the approval of the Business Management Agreement, the Board members considered various factors with respect to the business management fees, including the level and amount of these fees and the services to be provided by Brown Advisory in connection with the Business Management Agreement, in determining the reasonableness of the total fees to be paid by the Funds to Brown Advisory for the overall level of services that Brown Advisory is to provide to the Funds and their shareholders.  In considering the nature and extent of the non-advisory business management services to be provided to the Funds by the Adviser, the Board took into consideration: (1) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (2) whether the services to be performed under the Business Management Agreement are required for the operation of the Funds; (3) whether the services to be provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (4) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.  After reviewing these factors with respect to the Business Management Agreement, the Board of Trustees determined that approval of the Business Management Agreement was advisable and in the best interest of the Funds and their shareholders and that the fees payable to Brown Advisory under the terms of the Business Management Agreement were fair and reasonable in light of the services to be provided.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

In reaching their conclusion with respect to the approval of the of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process.  The Board did, however, identify the performance of the Predecessor Funds and the performance of the Adviser’s subject separate accounts that were managed in a substantially similar manner to the Initial Funds, the commitment of Brown Advisory to the successful operation of the Funds, and the expected level of expenses of the Funds, as being  important elements of their consideration, as well as the Adviser’s willingness to waive fees and/or reimburse expenses of the Funds, as necessary, in order to limit the overall total operating expenses of the Funds, subject to reimbursement of the Adviser under certain circumstances, depending on the total expenses of the Funds for a specified period of time.  They noted the overall level and quality of the investment advisory services provided by Brown Advisory to the Predecessor Funds and its other investment advisory clients and they found that these services should benefit the shareholders of the Funds and reflected the Adviser’s overall commitment to the growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, as proposed, were fair and reasonable and the Board voted to approve the adoption of the Investment Advisory Agreement with respect to the Funds.

2.  Board of Trustees Approval of the Investment Advisory Agreement and Sub-Investment Advisory Agreement for the Brown Advisory Emerging Markets Fund

The Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Brown Advisory Emerging Markets Fund (the “Fund”), and Brown Advisory, LLC (“Brown Advisory” or the “Adviser”) was approved by the Board of Trustees at a meeting of the Board held on October 26, 2012.  At the same meeting, the Board of Trustees also approved the Sub-Investment Advisory Agreement with respect to the Fund between Brown Advisory and Somerset Capital Management LLC (“Somerset” or the “Sub-Adviser”), the sub-investment adviser to the Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of both the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, and this was required to take place at an in-person

Approval of Investment Advisory Agreement (Unaudited)

meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of each of the Agreements, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve: (1) the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund, and (2) the Sub-Investment Advisory Agreement between Brown Advisory and the Sub-Adviser, the Board of Trustees requested, and the Adviser and the Sub-Adviser provided, information and data relevant to the Board's consideration. This included materials prepared by the Adviser, the Sub-Adviser and by the Fund’s administrator that provided the Board with information regarding the investment performance of the Sub-Adviser’s similarly managed funds and accounts having similar investment objectives and strategies as the Fund, and information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

The Board initially met at an in-person meeting held on September 14, 2012 in order to consider various matters with respect to the proposed approval of each of the Agreements.  At this meeting, the Board met with representatives of the Adviser to consider and discuss the proposed establishment and operation of the Fund, the proposed sub-advisory services to be provided to the Fund by the Sub-Adviser, the nature and extent of the duties and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund, including the proposed sub-advisory fees applicable to the Fund.  During this meeting representatives of the Sub-Adviser made a presentation to the Board regarding their investment advisory capabilities and their plans for providing sub-investment advisory services to the Fund.  The representatives of the Sub-Adviser, including the proposed portfolio managers of the Fund, reviewed for the members of the Board their experience and background in managing emerging markets assets, and they also reviewed information regarding the investment advisory process followed by the Sub-Adviser and the compliance program of the Sub-Adviser.

The Board then met again at another in-person meeting of the Board of Trustees held on October 26, 2012 to consider matters with respect to the Fund and the members of the Board reviewed and considered the approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement.  In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2014, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement for the Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature, extent and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment management oversight team who will be responsible for the ongoing supervision and oversight of Somerset’s investment activities with respect to the Fund, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

Approval of Investment Advisory Agreement (Unaudited)

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was provided to the Board, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2014.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services and sub-advisory oversight services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees, the level of the sub-investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations.  In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management and compliance due diligence with respect to the operations of the Sub-Adviser, and the Board determined that the advisory fee fairly compensated Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In considering information regarding the investment management fees payable by the Fund to the Adviser under the Investment Advisory Agreement, the Board also took note of the business management fees that are payable by the Fund to Brown Advisory under the terms of the Business Management Agreement.  In considering the approval of the Business Management Agreement with respect to the Fund, the Board members considered various factors with respect to the business management fees, including the level and amount of these fees and the services to be provided by Brown Advisory in connection with the Business Management Agreement, in determining the reasonableness of the total fees to be paid by the Fund to Brown Advisory for the overall level of services that Brown Advisory is to provide to the Fund and its shareholders.  In considering the nature and extent of the non-advisory business management services to be provided to the Fund by the Adviser, the Board took into consideration: (1) whether the Business Management Agreement is in the best interest of the Fund and its shareholders; (2) whether the services to be performed under the Business

Approval of Investment Advisory Agreement (Unaudited)

Management Agreement are required for the operation of the Fund; (3) whether the services to be provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (4) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.  After reviewing these factors with respect to the Business Management Agreement, the Board of Trustees determined that approval of the Business Management Agreement was advisable and in the best interest of the Fund and its shareholders and that the fees payable to Brown Advisory under the terms of the Business Management Agreement were fair and reasonable in light of the services to be provided.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Fund.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Investment Advisory Agreement.  It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their September 14, 2012 meeting at which they had considered various matters with respect to the proposed establishment and operation of the Fund and during which they had reviewed matters with respect to the Fund with representatives of the Adviser and Somerset.  In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

The Board then undertook the consideration of various matters with respect to the proposed approval of the Sub-Advisory Agreement between Brown Advisory and Somerset.  They considered various matters involving the respective services to be provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Fund and they took note of the extensive oversight duties to be performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s proposed investment advisory fees and overall operating expenses were competitive with comparable mutual funds, and that Somerset has successfully managed other accounts with similar investment objectives and strategies.  The Board took note of the fact that while Somerset does not currently and has not previously advised a U.S. registered mutual fund, Somerset does currently advise a U.K.-based open end investment company and Somerset is regulated in the U.K. by the Financial Services Authority (the “FSA”), the primary securities industry regulator in the U.K., and it is also subject to regulation by the U.S. Securities and Exchange Commission (the “SEC”) because it has elected to register as an investment adviser with the SEC.  The Board also took into consideration that Somerset receives additional compliance support services from an independent, third-party compliance services firm that assists Somerset with the management and operation of its compliance program.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services to be provided.  The Trustees concluded that Somerset is capable of providing high quality sub-advisory services to the Fund, as indicated by the nature and quality of services provided to its other managed accounts, including its U.K. open end investment company having a similar investment objective and strategy as the Fund, the professional qualifications and experience of each of the Somerset employees who will be serving as the portfolio managers of the Fund, and Somerset’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Somerset, the Trustees concluded that Somerset is capable of generating a

Approval of Investment Advisory Agreement (Unaudited)

level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund will be subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2014.  The Board also focused on Somerset’s projected level of profitability with respect to the Fund, and noted that Somerset’s expected level of profitability was acceptable and not unreasonable.  The Board also took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Somerset and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds.  Accordingly, on the basis of the Board’s review of the fees to be charged by Somerset for sub-investment advisory services to be provided to the Fund, and the estimated level of profitability from Somerset’s relationship with the Fund, the Board concluded that the level of sub-investment advisory fees and Somerset’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Somerset and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Somerset from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Somerset from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations.  In approving the Sub-Investment Advisory Agreement, the Trustees determined that Somerset has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Somerset, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Sub-Investment Advisory Agreement.  It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Somerset and Brown Advisory, as well as the information and materials that they had been provided with in connection with their September 14, 2012 meeting at which they had considered various matters with respect to the proposed establishment and operation of the Fund and at which meeting representatives of Somerset and the proposed portfolio managers for the Fund had made a presentation to the Board.  In reaching their conclusion with respect to the approval of the Sub-Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Somerset to its other investment advisory clients and they found that these services will benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Somerset and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Somerset, reasonably reflected the nature and extent of the services to be provided by Somerset with respect to the Fund.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Special Meeting of Shareholders (Unaudited)

At a special meeting of the shareholders, held on September 26, 2012, shares were voted as follows on the reorganization of the Funds from the Professionally Managed Portfolios Trust into Brown Advisory Funds Trust:

	For	Against	Abstain
Growth Equity Fund	33,262,083	1,015,825	1,259,710
Value Equity Fund	10,498,106	3,111	965
Flexible Value Fund	3,176,017	0	1,019
Small-Cap Growth Fund	13,231,298	10,972	9,134
Small-Cap Fundamental Value Fund	11,504,214	0	3,773
Opportunity Fund	371,476	1,136	2,498
Maryland Bond Fund	16,966,614	10,995	49,953
Intermediate Income Fund	21,688,491	325,534	348,930
Tactical Bond Fund	2,795,258	0	2,510
Equity Income Fund	9,447,161	5,052	19,068
Winslow Green Growth Fund	5,569,836	161,673	447,091

BROWN ADVISORY FUNDS

At Brown Advisory Funds, we believe that you deserve sincere and open communication on all issues relating to our relationship.

In this spirit, we wish to provide to you a summary of certain of our policies relating to confidentiality and privacy of shareholder information.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory Funds takes confidentiality of your personal information and privacy of your account very seriously.

Our commitment to safeguard your personal information goes beyond our legal obligations, and the principles that guide the way in which we conduct business are built upon the core values of trust, confidence and integrity. By adhering to the practices described in this policy, we affirm our continuing commitment to protecting your privacy.

Brown Advisory Funds collects only relevant information from shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We obtain non-public financial and other personal information (“Personal Information”) about you directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place. For example, we take many measures to protect your Personal Information while it is stored electronically.

In the normal conduct of our business, it may become necessary for us to share your Personal Information with companies who are under contract to perform services on behalf of Brown Advisory Funds. For example, those who may receive this information include the companies that provide Brown Advisory Funds with transfer agent, technology and administrative services, as well as the investment advisor, Brown Investment Advisory Incorporated, who is an affiliate of Brown Advisory Funds. If you maintain a retirement/educational custodial account directly with Brown Advisory Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information to only those employees of Brown Advisory Funds’ service providers with a business reason to know such information.

We do not sell Personal Information about current or former shareholders or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such Personal Information to third parties unless necessary to support the operations and administration of the Brown Advisory Funds, the Brown Advisory Funds’ compliance with applicable laws and regulations, or as otherwise permitted by law.

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

INVESTMENT ADVISER
Brown Advisory, LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert, LLP
1775 I Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Value Equity Fund	BAFVX	115233876	BIAVX	115233801	BAVAX	115233884
Flexible Value Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAFUX	115233777	BIAUX	115233793	BAUAX	115233785
Opportunity Fund	—	—	BIAOX	115233769	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Tactical Bond Fund	—	—	—	—	BATBX	115233710
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Winslow Sustainability Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)*    /s/David M. Churchill
David M. Churchill, President

Date     March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/David M. Churchill
David M. Churchill, President

Date     March 7, 2013

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Treasurer

Date     March 8, 2013

* Print the name and title of each signing officer under his or her signature.